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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RMR Real Estate Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
		(1)	Amount Previously Paid:
		(2)	Form, Schedule or Registration Statement No.:
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		(4)	Date Filed:

PRELIMINARY PROXY MATERIAL—SUBJECT TO COMPLETION

RMR Real Estate Income Fund

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON            ,    , 2017

To the Shareholders of RMR Real Estate Income Fund:

        Notice is hereby given that the annual meeting of shareholders of RMR Real Estate Income Fund, a Delaware statutory trust (the "Fund"), will be held at the offices of the Fund, Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on            ,    , 2017, at 9:30 a.m. (Eastern time), and any adjournments, postponements or delays thereof (the "Annual Meeting"), for the following purposes:

  1.
  To elect Mr. John L. Harrington as the Class I Trustee by holders of common shares and preferred shares of the Fund, voting together as a single class, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified ("Proposal 1");

  2.
  To approve an Agreement and Plan of Redomestication (the "Plan of Redomestication" or "Plan") that provides for the reorganization of the Fund from a Delaware statutory trust to a Maryland statutory trust (the "Redomestication"), and related Redomestication, by holders of common shares and preferred shares of the Fund, voting together as a single class ("Proposal 2"); and

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

        THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1 AND PROPOSAL 2.

        Shareholders of record as of the close of business on February 17, 2017 are entitled to notice of and to vote at the Annual Meeting and at any adjournments, postponements or delays thereof.

        RMR Real Estate Income Fund's governing documents do not provide shareholders with dissenters' appraisal rights, and the Fund does not believe that shareholders are entitled to appraisal rights in connection with this Redomestication.

        Securities and Exchange Commission rules allow us to furnish proxy materials to our shareholders on the Internet. You can now access proxy materials and vote at www.proxyvote.com. You may vote via the Internet or by telephone by following the instructions on that website. In order to vote via the Internet or by telephone you must have your shareholder identification number which is set forth in the Notice Regarding the Availability of Proxy Materials mailed to you. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to that institution on how to vote your shares. You may also request a paper proxy card to submit your vote by mail. If you attend the Annual Meeting and vote in person, that vote will revoke any proxy you previously submitted. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please read the proxy statement and complete or authorize a proxy for your shares as soon as possible. Your vote is important, no matter how many or how few shares you own.

By order of the Board of Trustees,
JENNIFER B. CLARK Secretary RMR Real Estate Income Fund

Newton, Massachusetts
                , 2017

PRELIMINARY PROXY MATERIAL—SUBJECT TO COMPLETION

RMR Real Estate Income Fund

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458

PROXY STATEMENT

YOUR PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
RMR REAL ESTATE INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on            ,    , 2017

        This proxy statement is being furnished in connection with the solicitation by the Board of Trustees (the "Board") of RMR Real Estate Income Fund, a Delaware statutory trust (the "Fund"), of proxies to be voted at the annual meeting of shareholders of the Fund to be held at the offices of the Fund, Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on            ,    , 2017, at 9:30 a.m. (Eastern time), and at any and all adjournments, postponements or delays thereof (the "Annual Meeting").

        The following table indicates the proposal in respect of which votes are solicited by this proxy statement and the class of shares solicited for the proposal:

Proposal	Description	Class of Shares Voting
Proposal 1	To elect Mr. John L. Harrington as a trustee.	Common shares and preferred shares of the Fund, voting together as a single class.
Proposal 2
	To approve an Agreement and Plan of Redomestication (the "Plan of Redomestication" or "Plan") that provides for the reorganization of the Fund from a Delaware statutory trust to a Maryland statutory trust (the "Redomestication"), and related Redomestication.	Common shares and preferred shares of the Fund, voting together as a single class.

        This proxy statement and the related proxy cards are being first sent to shareholders on or about                , 2017. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report, if any, to any shareholder upon request. Requests should be directed to the Secretary of the Fund at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 (toll free telephone number (866) 790-8165). Copies can also be obtained by visiting the Fund's website at www.rmrfunds.com.* Copies of the Fund's annual and semi-annual reports are also available on the EDGAR Database on the Securities and Exchange Commission's (the "SEC") website at www.sec.gov.

        The record date for the Annual Meeting is February 17, 2017. Only shareholders of record as of the close of business on February 17, 2017 are entitled to notice of, and to vote at, the Annual Meeting

*
The Internet address for the Fund is included several times in this proxy statement as a textual reference only. The information on the website is not incorporated by reference into this proxy statement.

and any adjournments, postponements or delays thereof. As of the record date, the Fund had the following shares outstanding:

Fund	NYSE MKT Symbol+	Number of Common Shares	Number of Preferred Shares (Series M, T, W, Th and F)
RMR Real Estate Income Fund	RIF	7,651,507	667

+
The common shares of the Fund are listed for trading on the NYSE MKT LLC (the "NYSE MKT"). The preferred shares of the Fund are not listed for trading on any national securities exchange.

        The principal executive office of the Fund is located at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

        A quorum of shareholders is required to take action at the Annual Meeting. The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast on a particular matter at the Annual Meeting shall constitute a quorum for voting on a particular matter or the transaction of business. Common shares and preferred shares of the Fund represented by valid proxies or in person will count for the purpose of determining the presence of a quorum for the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting.

        Broker non-votes are shares held in street name for which instructions on a particular proposal have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Broker non-votes and abstentions will be counted as shares present for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes and abstentions will have no effect on the outcome of the vote on Proposal 1 or Proposal 2.

        Failure of a quorum to be present at the Annual Meeting with respect to any particular matter may cause an adjournment of the Annual Meeting with respect to that particular matter and will subject the Fund to additional proxy solicitation expenses. The Fund's Bylaws expressly authorize the chairperson of the Annual Meeting, subject to the review of the Independent Trustees (as defined below), to adjourn the Annual Meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of business, (b) the Board or the chairperson of the Annual Meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that the Board or the chairperson of the Annual Meeting determines has not been made sufficiently or timely available to shareholders, or (c) the Board or the chairperson of the Annual Meeting determines that adjournment is otherwise in the best interests of the Fund. Pursuant to this authority, the Board or the chairperson of the Annual Meeting may determine that it is in the best interests of the Fund to adjourn the Annual Meeting only with respect to one of the Proposals in order to continue soliciting votes on that Proposal (even if a quorum is present for such Proposal), and to close voting on one or more other proposals. If the Annual Meeting is adjourned, the time and place of the adjourned meeting will be announced at the Annual Meeting.

        The holders of the outstanding common and preferred shares of the Fund are entitled to one vote per share, and a proportionate vote for each fractional share, with respect to proposals of the Fund upon which such holders are entitled to vote.

        Approval of each of Proposal 1 and Proposal 2 requires the affirmative vote of a majority of all the votes cast on such Proposal at the Annual Meeting.

        The individuals named as proxies on the proxy cards will vote in accordance with your directions with respect to the Fund as indicated thereon if your proxy is received properly executed. If you properly execute your proxy card and give no voting instructions, your shares will be voted "FOR" Proposal 1 and Proposal 2. If other matters properly come before the Annual Meeting or any adjournments, postponements or delays thereof, and if discretionary authority to vote with respect thereto has been conferred by the applicable proxy card, the persons named in the proxy card will vote the proxy in accordance with their discretion on those matters.

        Any proxies may be revoked at any time before they are exercised at the Annual Meeting by timely filing with the Fund a written notice of revocation, by timely delivering to the Fund a duly executed proxy bearing a later date, by voting over the Internet or by telephone at a later time in the manner provided on the website indicated in the Notice of Internet Availability or by attending the Annual Meeting and voting in person. Votes provided over the Internet, by telephone or by mail must be received by 11:59 p.m. Eastern time on                , 2017. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Annual Meeting.

        The proposals for shareholder votes and the recommendations of the Board with respect to Proposal 1 and Proposal 2 are set forth below.

INFORMATION RELATING TO TRUSTEES

        The Fund's Board is divided into three classes of trustees (each trustee, a "Trustee" and, collectively, the "Trustees"). There are two Trustees in Class II (Messrs. Adam D. Portnoy and Jeffrey P. Somers) whose current terms will expire at the annual meeting to be held in 2018, there are two Trustees in Class III (Messrs. Barry M. Portnoy and Joseph L. Morea) whose current terms will expire at the annual meeting to be held in 2019 and there is one Trustee (Mr. John L. Harrington) in Class I whose current term expires at the upcoming annual meeting to be held on                , 2017. Mr. John L. Harrington is being proposed for reelection as the Class I Trustee at the Annual Meeting. Trustees in each class are elected and hold office for a term expiring at the Fund's annual meeting held in the third year following the year of their election, with each Trustee holding office until the expiration of the term of the relevant class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office. Pursuant to the requirements of the 1940 Act, and the organizational documents of the Fund, holders of preferred shares of the Fund, voting as a separate class, are entitled to elect two Trustees to the Fund's Board (Messrs. Barry M. Portnoy and Adam D. Portnoy presently represent the holders of the Fund's preferred shares), and the remaining Trustees of the Fund are elected by the holders of the common shares and preferred shares of the Fund, voting together as a single class.

        A majority of the Trustees are not "interested persons" of the Fund within the meaning of the 1940 Act. Messrs. Harrington, Morea and Somers are not "interested persons" of the Fund within the meaning of the 1940 Act, and are sometimes referred to herein as "Independent Trustees."

        The Board has determined that a majority of the Trustees are Independent Trustees pursuant to the Fund's Declaration of Trust, Bylaws, applicable corporate governance standards for companies listed on the NYSE MKT and applicable laws and regulations relating to registered investment companies. In determining independence pursuant to NYSE MKT standards, the Fund's Board affirmatively determines whether the Independent Trustees have a direct or indirect material relationship with the Fund or its affiliates other than by reason of their service as an Independent Trustee. When assessing a Trustee's relationship with the Fund or its affiliates, the Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint but also from that of the persons or organizations with which the Trustee has an affiliation. Material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships. The Board has determined that Messrs. Harrington, Morea and Somers currently qualify as independent under applicable Federal securities regulations, NYSE MKT rules and the Fund's Declaration of Trust and Bylaws.

        The Fund's Board currently consists of five Trustees. Pursuant to the Fund's Bylaws, two of the five Trustees are "Managing Trustees." The "Managing Trustees" have been employees, officers or directors of the investment adviser of the Fund or involved in the day to day activities of the Fund for at least one year. Messrs. Barry and Adam Portnoy serve as the Fund's Managing Trustees.

        Additional information regarding the nominees and Trustees is included in this proxy statement under the heading "Information Regarding Nominees and Trustees of the Fund."

 PROPOSAL 1: ELECTION OF MR. JOHN L. HARRINGTON AS A CLASS I TRUSTEE

        In this Proposal, holders of common shares and preferred shares, voting together as a single class, are being asked to elect Mr. John L. Harrington as a Class I Trustee of the Fund. On December 15, 2016, the Fund's Nominating Committee nominated Mr. John L. Harrington as a Class I Trustee to stand for reelection at the Annual Meeting.

        In making its nomination, the Nominating Committee of the Fund considered Mr. John L. Harrington's qualifications for service on the Board. The Nominating Committee considered the quality of his past services as a Trustee of the Fund, his business and personal experience and reputation for integrity, intelligence, sound judgment and ability to understand complex financial issues and to make meaningful inquiries; his willingness and ability to devote sufficient time to Board business; his familiarity with the responsibilities of service on the Board of a publicly owned company; his ability to qualify as an Independent Trustee under applicable Federal securities regulations, NYSE MKT rules, and the Fund's Declaration of Trust and Bylaws; and other matters that the Nominating Committee deemed appropriate. Mr. John L. Harrington is the nominee of the Nominating Committee for election by the Fund's common and preferred shareholders, voting together as a single class, at the Annual Meeting to serve until the Fund's 2020 annual meeting, and to hold office until the expiration of the term of the Class I Trustees and the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office.

        It is the intention of the persons named in the proxy cards to vote the shares represented thereby "FOR" the election of Mr. John L. Harrington, unless a proxy card is marked otherwise. Mr. John L. Harrington has agreed to serve as Trustee of the Fund if elected. However, if Mr. John L. Harrington becomes unable or unwilling to accept nomination for election to the Board, the proxies will be voted for a substitute nominee designated by the Fund's Nominating Committee. The Board has no reason to believe that John L. Harrington will be unable or unwilling to serve.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" THE ELECTION OF MR. JOHN L. HARRINGTON.

PROPOSAL 2: APPROVAL OF REDOMESTICATION OF THE FUND FROM A
DELAWARE STATUTORY TRUST TO A MARYLAND STATUTORY TRUST

Overview of the Proposed Redomestication

        Holders of common shares and preferred shares, voting together as a single class, are being asked to approve the Plan of Redomestication providing for the reorganization of the Fund as a Maryland statutory trust (referred to herein as the "MD Fund"). The Fund is currently organized as a Delaware statutory trust. The Plan of Redomestication provides for the Fund to merge with and into a newly formed, wholly-owned subsidiary of the Fund organized as a Maryland statutory trust, which subsidiary will be the surviving entity in the merger, and whose capital structure, following the merger, will be substantially identical to the Fund's current capital structure. Following the Redomestication, Fund shareholders will own shares of the Maryland statutory trust and the Delaware statutory trust will cease to exist. The Redomestication is only a change to your Fund's jurisdiction of organization, and there will be no change to the Fund's portfolio characteristics, management, fee levels, or U.S. federal income tax status as a result of the Redomestication. A form of the Plan of Redomestication is included as Exhibit A to the Proxy Statement for your reference, and you are encouraged to read the Plan in its entirety.

        By voting for this Proposal 2, you will be voting to become a shareholder of a fund organized as a Maryland statutory trust with portfolio characteristics, investment objectives, policies, risks, an advisory agreement, and other arrangements that are substantially identical as those currently in place for your Fund.

Recommendation of the Board of Trustees

        The Board of Trustees has determined that the Plan and the Redomestication is in the best interests of the Fund and unanimously approved the Plan of Redomestication and the related Redomestication. The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 2.

Reasons for the Redomestication

        The Board of Trustees believes that Maryland law is generally favorable to organizing and conducting business as a registered closed-end management investment company. Maryland's status as a jurisdiction favorable to closed-end funds is evidenced by the number of closed-end funds that have chosen to operate as Maryland business entities. The Board of Trustees further believes that the comprehensive Maryland statutes governing business organizations, including statutory trusts, and the established body of relevant case law governing business organizations generally in Maryland are conducive to the operations of a closed-end fund and provide the Trustees and management with greater certainty and predictability in managing the Fund's affairs than do the Delaware statutes and case law governing business organizations. The Board of Trustees believes that Maryland case law governing business organizations generally may also afford protections to Fund shareholders by making it more difficult for short-term speculative investors to engage in practices that benefit such short-term investors at the expense of the Fund and to the detriment of its long-term investors. Additionally, the Fund's investment adviser and its direct and indirect parent companies are organized under Maryland law, and the Board of Trustees believes that it will be beneficial for the same state's laws to govern the affairs of both the Fund and its investment adviser.

U.S. Federal Income Tax Considerations

        The following is a general summary of the material U.S. federal income tax considerations of the Redomestication and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. These considerations are general in nature, and shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Redomestication, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

        The Redomestication is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code. Assuming the Redomestication so qualifies, the principal U.S. federal income tax considerations that are expected to result from the Redomestication are as follows:

  •
  no capital gain or loss will be recognized by the Fund or by shareholders of the Fund as a direct result of the Redomestication;

  •
  the tax basis of the Fund's assets acquired by the MD Fund will be the same to the MD Fund as the tax basis of such assets to the Fund immediately prior to the Redomestication, and the holding period of the assets acquired by the MD Fund will include the period during which those assets were held by the Fund;

  •
  no capital gain or loss will be recognized by the MD Fund as a direct result of the Redomestication;

  •
  the aggregate tax basis of the shares of the MD Fund received by a shareholder of the Fund will be the same as the aggregate tax basis of such shareholder's Fund shares exchanged therefor; and

  •
  the holding period of the shares of the MD Fund received by a shareholder of the Fund will include the period that such shareholder held the shares of the Fund exchanged therefor.

        Neither the Fund nor the MD Fund has requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Redomestication. As a condition to the closing of the Redomestication, the Fund and the MD Fund must receive a favorable tax opinion from Skadden, Arps, Slate, Meagher & Flom LLP substantially to the effect that the Redomestication will qualify as a reorganization within the meaning of Section 368(a) of the Code. The opinions of counsel will be based on U.S. federal income tax law in effect on the closing date of the Redomestication. In rendering such opinions, counsel will rely upon, among other things, reasonable assumptions and representations of the Fund and the MD Fund. A tax opinion is not binding on the IRS or a court and does not preclude the IRS from asserting, or a court from sustaining, a contrary position. If the Redomestication is consummated but the IRS or the courts determine that the Redomestication does not qualify as a tax-free reorganization under Section 368(a) of the Code, and thus is taxable, the Fund would recognize a gain or loss on its assets as a result of the Redomestication, and shareholders of the Fund would recognize a gain or loss equal to the difference between its tax basis in the Fund shares and the fair market value of the shares of the MD Fund it receives.

Effect of Redomestication on Shareholders' Investments in the Fund

        The Redomestication will have no direct economic effect on Fund shareholders' investments. The current service providers to the Fund will continue to provide the same services to the MD Fund. Further, the investment adviser, administrator, custodian, transfer agents, dividend disbursing agents, auction agent for the preferred shares, and auditor will not change as a result of the Redomestication. The MD Fund will continue to be served by the same individuals as Trustees and officers, and the MD Fund will retain the same independent registered public accounting firm. The portfolio characteristics, investment objectives, policies and risks of the Fund will not change as a result of the Redomestication. The Fund's new governing documents will be substantially similar to its current governing documents, with certain revisions intended to ensure consistency with the rights of shareholders as provided under the laws governing statutory trusts in Maryland or to provide additional clarity and flexibility in the application of the governing documents. In addition, the capital structure of the Fund will not change.

        Shareholder approval of the Plan and the related Redomestication will be deemed to constitute approval of the advisory agreement and auditor, as well as a vote for the election of the Trustees, of the MD Fund. Accordingly, the Plan of Redomestication provides that the Fund, as the sole initial shareholder of the MD Fund, will vote to approve the advisory agreement and the auditor and to elect the Trustees of the MD Fund (which, as noted above, will be the same as the Fund's current Trustees), after shareholder approval of the Redomestication but prior to the completion of the Redomestication.

Effect of Redomestication on Shareholders' Rights

        The Fund's Amended and Restated Declaration of Trust, Bylaws and the Delaware Statutory Trust Act (the "DE Act") currently govern the rights of the Fund's shareholders. If the Plan of Redomestication is approved by shareholders and consummated, shareholders of the Fund will become shareholders of a newly formed Maryland statutory trust whose rights will be governed by the MD Fund's Declaration of Trust (the "MD Declaration"), the MD Fund's Bylaws (the "MD Bylaws") and the Maryland Statutory Trust Act (the "MD Act"). Except as summarized below, the rights of shareholders will change only to the extent that Delaware and Maryland laws differ with respect to matters of business organizations, corporate governance and shareholders' rights. A more detailed comparison of certain provisions of the DE Act and the MD Act is included in Exhibit B.

        The governing documents of the Fund will be substantially similar pre- and post-Redomestication, with certain revisions intended to ensure consistency with the rights of shareholders provided under the MD Act or to provide additional clarity and flexibility in the application of the governing documents. Certain provisions that are currently found in the Fund's Declaration of Trust will be included in the MD Bylaws following the Redomestication and will be substantively the same as what is presently in the Fund's Declaration of Trust. Additionally, unlike the Fund's Declaration of Trust, the MD Declaration will not permit the trustees to remove another trustee without "cause." The MD Bylaws will provide a definition of "cause" for the removal of Trustees similar to what is currently articulated in the Fund's Declaration of Trust; however, the definition in the MD Bylaws contains additional clarity with respect to the manner in which it must be determined that "cause" exists. Further, although the Fund's Trustees are currently subject to fiduciary duties as set forth in the DE Act, the MD Declaration will specifically describe the duties owed by the trustees of the MD Fund under Maryland law. The MD Declaration also clarifies that the MD Fund's officers and trustees will not be liable to the MD Fund or any shareholder for money damages, to the maximum extent permitted by Maryland law in effect from time to time. The Fund does not believe that any of these differences will materially impact the rights of the Fund's shareholders following the Redomestication.

        The foregoing is not a complete discussion of the governing documents and applicable state law. It may not contain all of the information that is salient to you and is qualified in its entirety by reference to the applicable governing documents and applicable Delaware law and Maryland law. The Fund's Amended and Restated Declaration of Trust and Bylaws, and the MD Declaration and MD Bylaws, each contain provisions that modify the default provisions of the DE Act and the MD Act summarized in part in the comparison of certain provisions of the DE Act and the MD Act included in Exhibit B. You should carefully read the proposed governing documents of the MD Fund, copies of which are attached to this proxy statement as Exhibit C (MD Declaration) and Exhibit D (MD Bylaws).

Closing Date of the Redomestication

        If approved, the Redomestication is expected to be completed by            , 2017.

Expenses Related to the Redomestication

        The Fund will bear all expenses relating to the Redomestication. The Fund will bear these expenses regardless of whether the Redomestication is consummated.

Consequences of Shareholders Not Approving Proposal 2

        If the shareholders of the Fund do not approve Proposal 2, or if the Redomestication for other reasons is not able to be completed, the Fund would not be redomesticated and the Fund's Board may consider other possible courses of action for the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" THE PLAN OF REDOMESTICATION AND RELATED REDOMESTICATION.

SOLICITATION OF PROXIES

        The Fund will bear all expenses incurred in connection with the solicitation of proxies. The Fund has engaged Morrow & Co., LLC ("Morrow") to assist with the solicitation of proxies for an estimated fee of $20,000 plus reimbursement of expenses. The Fund has agreed to indemnify Morrow against certain liabilities arising out of the Fund's agreement with Morrow. The Fund will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund and obtain their voting instructions. The Fund will reimburse those firms for their expenses.

        The Fund's Trustees, officers and other employees, and the directors, officers and other employees of the Advisor may also solicit proxies by personal interview, telephone, facsimile, email or otherwise. They will not be paid any additional compensation for such solicitation.

INFORMATION REGARDING NOMINEES AND TRUSTEES OF THE FUND

        Certain information concerning the nominee and Trustees of the Fund is set forth below. Mr. John L. Harrington, nominee for the Fund, is currently a Trustee of the Fund. The Fund is a registered closed end management investment company advised by the Advisor. The "interested persons" of the Fund (as defined by Section 2(a)(19) of the 1940 Act) who are Trustees of the Fund are noted as "Interested Trustees." The business address of the nominees and Trustees of the Fund, and of the Advisor, is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

        During 2016, the Board of the Fund held six meetings. No Trustee attended less than 75% of the meetings of the Board or Board committees on which he served. All members of the Board are encouraged, but not required, to attend the Annual Meeting. All of the then members of the Board attended the annual meeting of shareholders held in 2016.

        Biographical and other information relating to the nominee standing for election at the Annual Meeting is set forth below. Mr. John L. Harrington is an Independent Trustee and is a member of the Fund's Audit, Compensation and Nominating Committees.

Name and Year of Birth	Position held with the Fund, current term and length of time served†	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for Trustee in past 5 years	Number of portfolios in fund complex overseen by nominee for Trustee
Independent Trustee Nominee
John L. Harrington (1936)	Class I Independent Trustee to serve until 2017; since 2003
		Trustee of the Yawkey Foundation (a charitable trust) since 1982 (Chairman of the Board from 2002 to 2003 and since 2007) and Executive Director of the Yawkey Foundation from 1982 to 2006; Trustee of the JRY Trust (a charitable trust) from 1982 to 2009; President of Boston Trust Management Corp. from 1981 to 2006; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and Vice President and Chief Financial Officer prior to that time; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; represented the Boston Red Sox majority interest in co-founding The New England Sports Network, or NESN, managing NESN from 1981 to 2002; Director of Fleet Bank from 1995 to 1999; Director of Shawmut Bank of Boston from 1986 to 1995; member of the Major League Baseball Executive Council from 1998 to 2001; Assistant Secretary of Administration and Finance for the Commonwealth of Massachusetts in 1980; Treasurer of the American League of Professional Baseball Clubs from 1970 to 1972; Assistant Professor and Director of Admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970; Supervisory Auditor for the U.S. General Accounting Office from 1961 through 1966; Independent Trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009; Independent Trustee of Hospitality Properties Trust since 1995; Independent Trustee of Senior Housing Properties Trust since 1999; and Independent Trustee of Government Properties Income Trust since 2009.	1

        Biographical and other information relating to the Trustees who are not standing for election or reelection at the Annual Meeting is set forth below. Mr. Adam D. Portnoy and Mr. Barry M. Portnoy are Interested Trustees as a result of their indirect ownership of, and current positions with, the Advisor's parent company, The RMR Group LLC ("RMR LLC"), and their ownership of, and current positions with, The RMR Group Inc., the Advisor and the Fund. Messrs. Morea and Somers are Independent Trustees and are members of the Fund's Audit, Compensation and Nominating Committees.

Name and Year of Birth	Position held with the Fund, current term and length of time served†	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years	Number of portfolios in fund complex overseen by Trustee
Interested Trustees
Adam D. Portnoy†† (1970)	Class II Managing Trustee to serve until 2018; Portfolio Manager of the Fund; since 2007 (Class II Trustee since 2009)
		Director and President of the Advisor since 2007 and Chief Executive Officer of the Advisor since 2015; Managing Director, President and Chief Executive Officer of The RMR Group Inc. since 2015; Director of RMR LLC from 2006 to 2015; President and Chief Executive Officer of RMR LLC since 2005; President and Chief Executive Officer of the Fund from 2007 to 2015; Director, President and Chief Executive Officer of Tremont Realty Advisors LLC since 2016; owner, Trustee, and officer of ABP Trust, the controlling shareholder of RMR Inc.; Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011); Managing Trustee of Select Income REIT since 2011; Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 2006 to 2014 (President from 2011 to 2014); owner and Director of Sonesta International Hotels Corporation since 2012; currently serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts; previously served on the Board of Governors for the National Association of Real Estate Investment Trusts and the Board of Trustees of Occidental College; and prior to joining RMR LLC in 2003, was investment banker at Donaldson, Lufkin & Jenrette, worked in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation, and previously founded and served as CEO of a privately financed Internet telecommunication company.	1

Name and Year of Birth	Position held with the Fund, current term and length of time served†	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years	Number of portfolios in fund complex overseen by Trustee
Barry M. Portnoy†† (1945)	Class III Managing Trustee to serve until 2019; Portfolio Manager of the Fund; since 2003
		Director and Vice President of the Advisor since 2002 and Chairman of the Advisor since 2015; Managing Director of The RMR Group Inc. since 2015; Chairman of RMR LLC since 1998 and Director of RMR LLC from 1986 until 2015; Chairman of Tremont Realty Advisors LLC since 2016; owner and Trustee of ABP Trust; Managing Trustee of Hospitality Properties Trust since 1995; Managing Trustee of Senior Housing Properties Trust since 1999; Managing Director of Five Star Quality Care, Inc. since 2001; Managing Director of TravelCenters of America LLC since 2006; Managing Trustee of Government Properties Income Trust since 2009; Managing Trustee of Select Income REIT since 2011; Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 1986 to 2014; owner and Director of Sonesta International Hotels Corporation since 2012; and prior to becoming a full time employee of RMR LLC in 1997, was partner and chairman of Sullivan & Worcester LLP.	1
Independent Trustees
Joseph L. Morea††† (1955)	Class III Independent Trustee to serve until 2019; since 2016
		Independent Director of TravelCenters of America LLC since 2015; Independent Trustee of THL Credit Senior Loan Fund since 2013; Independent Trustee of Eagle Growth and Income Opportunities Fund since 2015; Independent Director of Garrison Capital Inc. (a business development company) since 2015; Independent Trustee of Equity Commonwealth from 2012 to 2014; and Vice Chairman and Managing Director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets from 2003 to 2012; head of U.S. Investment Banking for RBC Capital Markets from 2008 to 2009; previously employed as an investment banker, including as a Managing Director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the Chief Operating Officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc., and a Managing Director of Equity Capital Markets at Smith Barney, Inc.	1

Name and Year of Birth	Position held with the Fund, current term and length of time served†	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years	Number of portfolios in fund complex overseen by Trustee
Jeffrey P. Somers (1943)	Class II Independent Trustee to serve until 2018; since 2009
		Of Counsel, Morse, Barnes-Brown & Pendleton, PC (law firm) since 2010 (Equity Member from 1995 to 2009 and Managing Member for six of those years); Director of Cantella Management Corp. (holding company for Cantella & Co., Inc., an SEC registered broker dealer) from 2002 until January 2014, when the company was acquired by a third party; Independent Trustee of Senior Housing Properties Trust since 2009; Independent Trustee of Government Properties Income Trust since 2009; Independent Trustee of Select Income REIT since 2012; Trustee of Pictet Funds from 1995 to 2001; previously a Trustee of Glover Hospital.	1

†
Includes length of time served in positions with the Fund's predecessor funds.

††
Adam D. Portnoy is the son of Barry M. Portnoy.

†††
Mr. Morea became an Independent Trustee of the Fund on June 30, 2016.

        The Board believes that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his duties effectively is evidenced by his educational background or professional training; business, consulting, or public or charitable service; experience from service as a Trustee of the Fund and its predecessor funds, other investment funds, public companies, real estate investment trusts or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings; or other relevant life experiences.

        The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that they should serve (or continue to serve) on the Board.

Trustee	Experience, Qualifications and Skills
Interested Trustees:
Barry M. Portnoy
The Board concluded that Mr. Portnoy should serve as one of the Fund's Managing Trustees based upon, among other things, his many years of leadership experience in real estate, administration and financial services operations and the law and his experience in and knowledge of the commercial real estate industry and real estate investment trusts. Mr. Portnoy's extensive public company director service, his professional skills and expertise in, among other things, legal and regulatory matters and his experience as chairman of a national law firm have provided him with legal expertise and executive skills valuable to the Board in dealing with and resolving complex and difficult issues. Mr. Portnoy's experience as Managing Director of The RMR Group Inc., Chairman (and formerly a Director) of RMR LLC, Managing Trustee of various real estate investment trusts and Managing Director of publicly traded real estate based operating companies provides the Board with insight into the operational, financial and investment practices of real estate investment vehicles generally. The Board also benefits from Mr. Portnoy's experience as Director of the Advisor. Mr. Portnoy's long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund.
Adam D. Portnoy
The Board concluded that Mr. Portnoy should serve as one of the Fund's Managing Trustees based upon, among other things, his extensive experience in and knowledge of the commercial real estate industry and real estate investment trusts, his leadership positions with The RMR Group Inc., RMR LLC and the Advisor, his public company director service, his demonstrated management ability, his experience in investment banking and private equity, his government organization service, and his institutional knowledge earned through service on the Board, his prior service as President and Chief Executive Officer of the Fund and its predecessors, and his key leadership positions with the Advisor. The Board benefits from Mr. Portnoy's experience as Managing Director, President and Chief Executive Officer of The RMR Group Inc., President and Chief Executive Officer (and formerly a Director) of RMR LLC, and Director, President and Chief Executive Officer of the Advisor and his prior experience as President and Chief Executive Officer of the Fund and its predecessors in light of his business leadership and experience. Mr. Portnoy's experiences as the Managing Trustee of various real estate investment trusts provide the Board with practical business knowledge of real estate investment trusts. Mr. Portnoy's long-standing service on the Board and his prior service as President and Chief Executive Officer of the Fund also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund.

Trustee	Experience, Qualifications and Skills
Independent Trustee Nominee:
John L. Harrington
The Board concluded that Mr. Harrington should serve as one of the Fund's Independent Trustees based upon, among other things, his many years of experience as a president, chief executive officer and director/trustee of various public and private companies and charitable trusts. Mr. Harrington's experience as president of Boston Trust Management Corp., an investment management company, as a former director of Fleet Bank, N.A. and as trustee of a various real estate investment trusts provides the Board with the benefit of his experience with the management practices of financial companies generally and particular expertise with respect to real estate investment trusts. Through his many executive and finance related positions, including but not limited to responsibilities he undertook during his long tenure in management of professional baseball, Mr. Harrington developed professional skills and expertise in management, accounting, finance and risk management. Mr. Harrington is also licensed as a Certified Public Accountant and was a former assistant professor of accounting at Boston College. Mr. Harrington's long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Harrington's independence from the Fund and the Advisor also qualifies him for service as a member of the Audit, Compensation and Nominating Committees.
Independent Trustees:
Joseph L. Morea
The Board concluded that Mr. Morea should serve as one of the Fund's Independent Trustees based on, among other things, his experience as a public company director and board committee member. Mr. Morea's experience as the former managing director and vice chairman, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets, a global investment company, as a former head of the U.S. Investment for RBC Capital Markets, as an independent director of Garrison Capital Inc., a business development company, and as a director/trustee of various investment funds provides the Board with the benefit of his experience in and knowledge of the investment banking and investment management industries and public capital markets. Mr. Morea's leadership roles as a managing director and vice chairman of a global investment management company has provided him with leadership, management and executive experiences valuable to the Board in fulfilling its oversight responsibilities. Mr. Morea was also an investment banker and licensed as a Certified Public Accountant. Mr. Morea's independence from the Fund and the Adviser also qualifies him for service as a member of the Audit, Compensation and Nominating Committee.

Trustee	Experience, Qualifications and Skills
Jeffrey P. Somers	The Board concluded that Mr. Somers should serve as one of the Fund's Independent Trustees because, among other things, he brings to the Board broad and diverse knowledge of the legal and compliance matters pertaining to investment companies as a result of his prior experience serving on the boards of registered investment companies, his work as an SEC staff attorney and more than 30 years of business law experience, including in general corporate governance and securities matters and securities laws compliance for investment advisers and broker-dealers. Mr. Somers's experience as a trustee of three real estate investment trusts allows him to provide the Board with added insight into the management practices of real estate focused investment vehicles and expertise with respect to real estate investment trusts. Mr. Somers's leadership roles as a managing member of two law firms has provided him with management and executive experience valuable to the Board in fulfilling its oversight responsibilities. Mr. Somers's past service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Somers's independence from the Fund and the Advisor also qualifies him for service as a member of the Audit, Compensation and Nominating Committees.

COMPENSATION OF TRUSTEES

        Interested Trustees of the Fund receive no compensation for services as a Trustee from the Fund. The following table sets forth the compensation of the Independent Trustees from the Fund for service to the Fund for the fiscal year ended December 31, 2016. As of December 31, 2016, the Fund is the only fund in the fund complex.

Name	Aggregate Compensation from Fund
John L. Harrington*	$14,000
Joseph L. Morea**	$8,438
Jeffrey P. Somers	$13,500

*
Mr. John L. Harrington is a Trustee of the Fund and a nominee for election as Trustee of the Fund.

**
Mr. Joseph L. Morea became an Independent Trustee of the Fund on June 30, 2016.

        Until changed by a vote of the Compensation Committee of the Board, the compensation payable to each Independent Trustee is as follows.

Timing and Description	Amount
• At the first meeting of the Board following the Annual Meeting of shareholders, an annual retainer.	$7,500
• At the first meeting of the Board following the Annual Meeting of shareholders, an annual retainer paid to the Audit Committee Chair.	$1,000
• For each meeting of the Board or a Board committee which is attended, an attendance fee, per meeting, up to a maximum of $1,000 per meeting day.	$500

        The annual retainer fee for any new Independent Trustee is prorated for the initial year. In addition to the compensation paid to Independent Trustees, the Fund reimburses all Trustees for expenses incurred in connection with their duties as Trustees, including for approved attendance at continuing education programs.

COMMUNICATIONS WITH TRUSTEES

        Any shareholder of the Fund or other interested party of the Fund who desires to communicate with the Fund's Trustees, individually or as a group, may do so by visiting the Fund's website at www.rmrfunds.com, by calling the Fund's toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, in care of the Secretary, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Communications will be delivered to the appropriate persons.

BOARD LEADERSHIP STRUCTURE AND COMMITTEES

        The Fund's Board is comprised of both Independent Trustees and Managing Trustees (as defined below), with a majority being Independent Trustees. The Independent Trustees are not involved in the day to day activities of the Fund, are not employees of the Advisor and are persons who qualify as independent under applicable Federal securities regulations, NYSE MKT rules and the Fund's Declaration of Trust and Bylaws. The "Managing Trustees" have been employees, officers or directors of the Advisor or involved in the day to day activities of the Fund for at least one year. The Fund's Board is composed of three Independent Trustees and two Managing Trustees. The Fund's President and the Fund's Treasurer are not members of the Board, but each regularly attends Board meetings, as does the Fund's Chief Compliance Officer and Director of Internal Audit at the invitation of the Board. Other officers of the Advisor also sometimes attend Board meetings at the invitation of the Board.

        The Audit, Compensation and Nominating Committees are comprised solely of Independent Trustees and an Independent Trustee serves as Chair of each such committee. These three standing committees have responsibilities related to leadership and governance, including among other things: (i) the Fund's Audit Committee reviews financial reports, oversees accounting and financial reporting processes, selects independent accountants, determines the compensation paid to independent accountants and assists the Fund's Board with its oversight of the internal audit function and compliance with legal and regulatory requirements; (ii) the Fund's Compensation Committee annually evaluates the performance of the Fund's Chief Compliance Officer and Director of Internal Audit and approves the compensation the Fund pays to him and recommends to the Board compensation to be paid to the Fund's Independent Trustees; and (iii) the Fund's Nominating Committee considers nominees to serve on the Fund's Board and selects, or recommends that the Board select, nominees for election to the Board. The Chairs of the Audit, Compensation and Nominating Committees set the agenda for their respective committee meetings, but committee members, the Managing Trustees or members of the management may suggest agenda items to be considered by these committees.

        The Fund does not have a Chairman of the Board or a lead Independent Trustee. The President, any Managing Trustee or any two Trustees then in office may call a special meeting of the Trustees. The Managing Trustees, in consultation with the President, Treasurer and the Chief Compliance Officer and Director of Internal Audit, set the agenda for the Board meetings, and any Independent Trustee may place an item on an agenda by providing notice to a Managing Trustee, the President, the Treasurer or the Chief Compliance Officer and Director of Internal Audit. Discussions at Board meetings are led by the President, Managing Trustee or Independent Trustee who is most knowledgeable on a subject. The Fund's Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees. The Independent Trustees meet to consider the business of the Fund without the attendance of the Fund's Managing Trustees or officers, and they meet separately with the Fund's officers, with its Chief Compliance Officer and Director of Internal Audit and with the Fund's independent accountants. In such meetings of the Independent Trustees, the Chair of the Audit Committee presides unless the Independent Trustees determine otherwise.

        The Board of the Fund seeks to combine appropriate leadership with the ability to conduct business efficiently and with appropriate care and attention given the specific characteristics and circumstances of the Fund. In particular, the Board of the Fund is small—comprised of only five members—and the Board believes that this structure facilitates informal discussions and communication from management to the Board and among Trustees. Additionally, the Fund is relatively focused in its investment approach and business, and relatively small in terms of assets under management, and the Board believes that this structure allows it to provide oversight of and be involved in the critical aspects of the Fund's management on an ongoing and cost efficient basis.

        The Fund's Board oversees risk as part of its general oversight of the Fund, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Fund is conducted by the Advisor, and the Advisor implements risk management in its activities. In discharging their oversight responsibilities, the Fund's Board and Board committees regularly review a wide range of reports provided to them by the Advisor and other service providers, including reports on market and industry conditions, operating and compliance reports, financial reports, reports on risk management activities, liquidity analyses, valuation, and regulatory and legislative updates that may impact the Fund, legal proceedings updates and reports on other business related matters, and the Trustees discuss such matters among themselves and with representatives of the Advisor, counsel and the Fund's independent accountants. The Fund's Audit Committee performs a lead role in helping the Board fulfill its responsibilities for oversight of the financial reporting, internal audit function, risk management and the compliance with legal and regulatory requirements. The Fund's Board and Audit Committee review periodic reports from an independent registered public accounting firm regarding potential risks, including risks related to the Fund's internal controls. The Fund's Audit Committee also annually reviews, approves and oversees an internal audit plan developed by the Fund's Chief Compliance Officer and Director of Internal Audit with the goal of helping the Fund systematically evaluate the effectiveness of its risk management, control and governance processes, and periodically meets with the Chief Compliance Officer and Director of Internal Audit to review the results of its internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of its risk management. The Fund's Compensation Committee also evaluates the performance of the Chief Compliance Officer and Director of Internal Audit.

        While a number of risk management functions are performed, it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Fund to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

        As discussed above, the Fund has an Audit Committee, a Compensation Committee and a Nominating Committee. The Board has adopted charters for each of these committees. Copies of the respective charters of the Audit Committee, Compensation Committee and Nominating Committee are available on the Fund's website at www.rmrfunds.com. Each of these Board committees is composed of Messrs. Harrington, Morea and Somers, the Independent Trustees, who are independent under applicable NYSE MKT listing standards.

        The primary function of the Audit Committee is to assist the Board's oversight of matters relating to: the integrity of financial statements; legal and regulatory compliance; the qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment and duties of the Director of Internal Audit. Messrs. Harrington and Somers each serve simultaneously on the audit committees of more than three public companies; however, the Board has determined that such simultaneous service does not impair the ability of Messrs. Harrington and Somers to effectively serve on the Fund's Audit Committee. The Audit Committee is responsible for the selection of independent accountants. The Board has determined that Mr. Morea is "independent" as defined by applicable laws and regulations governing registered investment companies and the rules of the NYSE MKT and, based upon his education and experience, possesses the requisite qualifications for designation, and has so designated him, as the Fund's audit committee financial expert. During 2016, the Audit Committee of the Fund held four meetings.

        The primary function of the Compensation Committee is to determine and review the fees paid by the Fund to Independent Trustees and to assess the performance of, and to recommend to the Fund's Board the compensation payable to, the Chief Compliance Officer and Director of Internal Audit of the Fund. During 2016, the Compensation Committee of the Fund held two meetings.

        The primary function of the Fund's Nominating Committee is to (i) identify individuals qualified to become Independent Trustees and to select Independent Trustee nominees for each annual meeting of the Fund's shareholders or when vacancies occur and (ii) consider recommendations by the Fund's shareholders of nominees for election to the Board. The Fund's Nominating Committee may also generally consider the qualifications of Managing Trustee nominees for each annual meeting of the Fund's shareholders and recommend to the Board whether the Board should nominate such persons for election by the Fund's shareholders. During 2016, the Nominating Committee of the Fund held two meetings.

SHAREHOLDER NOMINATIONS AND PROPOSALS

        The Fund's Declaration of Trust and Bylaws require compliance with certain procedures for a Fund shareholder to properly make a nomination for election to the Board or to propose other business for the Fund. In order for a shareholder to properly propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the shareholder must comply, in all respects, with the advance notice and other provisions set forth in the Fund's Bylaws, which currently include, among other things, requirements as to the shareholder's timely delivery of advance notice, ownership of at least a specified minimum amount of the Fund's common or preferred shares, as applicable, for a specified minimum period of time, record ownership and submission of specified information. If a shareholder who is eligible to do so under the Fund's Bylaws wishes to nominate a person or persons for election to the Board or propose other business for the Fund, that shareholder must provide a written notice to the Fund's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The notice must set forth detailed specified information about any proposed nominee, the shareholder making the nomination and affiliates and associates of that shareholder. As to any other business that the shareholder proposes to bring before the meeting, the Fund's Bylaws provide that the notice must set forth a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of the shareholder, a description of all agreements, arrangements and understandings involving the shareholder in connection with the proposal of such business and a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the business before the meeting.

        To be timely, the notice must be delivered to the Fund's Secretary at the principle executive offices of the Fund not later than 5:00 p.m. (Eastern time) on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting. If the annual meeting is called for a date that is more than 30 days earlier or later than the first anniversary of the date for the preceding year's annual meeting, notice by the shareholder, to be timely, must be so delivered not later than 5:00 p.m. (Eastern time) on the 10th day following the earlier of the day on which (i) notice of the date of the annual meeting is mailed or otherwise made available or (ii) public announcement of the date of such meeting is first made by the Fund. Neither the postponement or adjournment of an annual meeting, nor the public announcement of such postponement or adjournment, commences a new time period for the giving of a shareholder's notice as described above. Except as otherwise set forth in the Fund's Bylaws, no shareholder may give a notice to nominate or propose other business, and no such notice shall be effective, unless such shareholder holds a certificate for all shares owned by such shareholder during all times described above and in the Fund's Bylaws, and a copy of each such certificate held by such shareholder at the time of giving such notice accompanies such shareholder's notice.

        The foregoing description of the procedures for a Fund shareholder properly to make a nomination for election to the Board or to propose other business for the Fund outside of Rule 14a-8 under the Exchange Act is only a summary and is not complete. Copies of the Fund's Declaration of Trust and Bylaws, including the provisions which concern the requirements for shareholder nominations and proposals, and the provisions which concern the eligibility of a shareholder to make a nomination or proposal of other business, are available on the EDGAR Database on the SEC's website at www.sec.gov. The Fund will also furnish, without charge, a copy of its Declaration of trust and Bylaws to a shareholder upon request, which may be requested by writing to the Fund's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Any shareholder of the Fund considering making a nomination or other proposal should carefully review and comply with these provisions of the Fund's bylaws.

        Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the Fund's 2018 annual meeting of shareholders must be received at the Fund's principal executive offices on or before            , 2017 in order to be considered for inclusion in the Fund's proxy statement for its 2018 annual meeting of shareholders, provided that if the Fund holds its 2018 annual meeting on a date that is more than 30 days before or after            , 2018, shareholders must submit proposals for inclusion in the Fund's 2018 proxy statement within a reasonable time before the Fund begins to print and send proxy materials. Under Rule 14a-8, the Fund is not required to include shareholder proposals in the proxy materials unless conditions specified in the rule are met. The Fund's Bylaws require that shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Fund's Bylaws, not later than 5:00 p.m. (Eastern time) on            , 2017 (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered "untimely" within the meaning of Rule 14a-4(c) under the Exchange Act) and not earlier than            , 2017; provided, that, if the Fund's 2018 annual meeting is called for a date that is more than 30 days earlier or later than            , 2018, then a shareholder's notice must be so delivered not later than 5:00 p.m. Eastern time on the 10th day following the earlier of the day on which (1) notice of the date of the Fund's 2018 annual meeting is mailed or otherwise made available or (2) public announcement of the date of the Fund's 2018 annual meeting is first made by the Fund.

SELECTION OF CANDIDATES FOR TRUSTEES

        The Nominating Committee of the Fund selects, or recommends that the Board select, Trustees to be elected by the Fund's shareholders. The Nominating Committee of the Fund also selects, or recommends that the Board select, Trustees to fill vacancies which may occur from time to time.

        In considering candidates to serve as Trustees, the Nominating Committee seeks individuals who have qualities which the committee believes may be effective in serving the Fund's long term best interests. Among the characteristics which the Nominating Committee considers are the following: the quality of the candidate's past services to the Fund, if any; the business and personal experience of the candidate and their relevance to the Fund's business; the reputation of the candidate for integrity; the reputation of the candidate for intelligence, sound judgment and the ability to understand complex financial issues and to make meaningful inquiries; the willingness and ability of the candidate to devote sufficient time to Board business; the familiarity of the candidate with the responsibilities of service on the Board of a publicly owned company; whether the candidate would be an Independent Trustee if elected as a Trustee; and other matters that the Nominating Committee deems appropriate. In seeking candidates for Trustee who have not previously served as a Trustee of the Fund, among other possible sources, the Nominating Committee may use the business, professional and personal contacts of its members, it may accept recommendations from other Trustees, and, if it considers it appropriate, it may engage a professional search firm. In 2016, the Fund did not pay any third party to identify or to assist in the evaluation of any candidate for election to the Board.

        Another purpose of the Fund's Nominating Committee is to consider candidates for election as Trustees who are recommended by shareholders. To be considered by the Fund's Nominating Committee, a shareholder recommendation for a nominee must be made by such shareholder's written notice to the Chair of the Nominating Committee and the Secretary of the Fund, which notice should contain or be accompanied by the information and documents with respect to the recommended nominee and recommending shareholder that the recommending shareholder believes to be relevant or helpful to the Nominating Committee's deliberations. The Fund's Nominating Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Any nominee recommended by a shareholder will be considered by the Nominating Committee in its discretion using the same criteria as other candidates considered by it.

        The preceding paragraph applies only to shareholder recommendations for nominees to the Fund's Nominating Committee. A shareholder nomination must be made in accordance with the provisions of the Fund's Bylaws, including the procedures discussed above, and applicable state and federal laws.

OFFICERS OF THE FUND

        The table below lists the officers of the Fund, their year of birth, their term in office and their principal occupations during the last five years. The President, the Treasurer and the Secretary of the Fund are elected annually by the Board. The Director of Internal Audit is appointed by the Audit Committee at any time. Other officers of the Fund may be elected or appointed by the Board at any time. Unless otherwise indicated, the principal business address of each officer of the Fund is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. No officer is compensated by the Fund with the exception of the Fund's Chief Compliance Officer and Director of Internal Audit, and the Fund does not compensate that officer in excess of $60,000 per year. As of December 31, 2016, the Fund is the only fund in the fund complex.

Name and Year of Birth	Position held with the Fund and length of time served†	Other principal occupations in the past 5 years	Number of portfolios in fund complex for which position is held
Fernando Diaz (1968)	President (serves at the discretion of the Board); Senior Portfolio Manager of the Fund; since 2015	Vice President and Portfolio Manager of the Fund from 2007 to 2015; Vice President of the Advisor since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	1

Name and Year of Birth	Position held with the Fund and length of time served†	Other principal occupations in the past 5 years	Number of portfolios in fund complex for which position is held
Mark L. Kleifges (1960)	Treasurer and Chief Financial Officer (serves at the discretion of the Board); since 2003	Treasurer and Chief Financial Officer of the Advisor since 2004; Executive Vice President of RMR LLC since 2008; Treasurer and Chief Financial Officer of Hospitality Properties Trust since 2002; and Treasurer and Chief Financial Officer of Government Properties Income Trust since 2011.	1
Jennifer B. Clark (1961)	Secretary and Chief Legal Officer (serves at the discretion of the Board); since 2002	Director of the Advisor since 2015 and Secretary or Clerk and Vice President of the Advisor since 2002; Executive Vice President, General Counsel and Secretary of Tremont Realty Advisors LLC since 2016; Executive Vice President, General Counsel and Secretary of The RMR Group Inc. since 2015; Secretary of RMR LLC since 2015; and Executive Vice President and General Counsel of RMR LLC since 2008.	1
Vern D. Larkin (1970)	Chief Compliance Officer (serves at the discretion of the Board) and Director of Internal Audit (serves at the discretion of the Audit Committee); since 2012
		Chief Compliance Officer of the Advisor since 2012; Chief Compliance Officer and Director of Internal Audit of Tremont Realty Advisors LLC since 2016; Director of Internal Audit of The RMR Group Inc. since 2015; Director of Internal Audit of Hospitality Properties Trust, Senior Housing Properties Trust, Government Properties Income Trust, Select Income REIT, Five Star Quality Care, Inc. and TravelCenters of America LLC since 2012; Vice President, General Counsel and Secretary of Five Star Quality Care, Inc. from 2011 to 2012; Senior Vice President of RMR LLC from 2011 to 2012; attorney at Skadden, Arps, Slate, Meagher & Flom LLP from 1998 to 2011; and Director of Internal Audit of Equity Commonwealth (formerly CommonWealth REIT) from 2012 to 2014.	1

†
Includes the length of time served in positions with the Fund's predecessor funds.

 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

        The following table sets forth, for each Trustee, the aggregate dollar range of the Fund's equity securities beneficially owned as of December 31, 2016 unless otherwise noted. The Fund is not part of a "family of investment companies" as that term is defined in the 1940 Act. The information as to beneficial ownership is based on statements furnished to the Fund by such Trustees.

Name	Dollar range of equity securities in the Fund
Interested Trustees
Barry M. Portnoy	over $100,000**
Adam D. Portnoy	over $100,000**
Independent Trustees
John L. Harrington*	over $100,000
Joseph L. Morea	None
Jeffrey P. Somers	$10,001 - $50,000

*
Mr. John L. Harrington is a Trustee of the Fund and a nominee for election as Trustee of the Fund.

**
Includes certain equity securities of the Fund directly owned by ABP Trust that may be deemed to be beneficially owned by Messrs. Barry and Adam Portnoy as a result of their ownership of ABP Trust. Messrs. Barry and Adam Portnoy disclaim beneficial ownership of equity securities of the Fund directly owned by ABP Trust except to the extent they may have a pecuniary interest therein.

        The Advisor is a wholly owned subsidiary of RMR LLC, an alternative asset management company which provides management services to publicly traded REITs and real estate operating companies. RMR LLC is a majority owned subsidiary of The RMR Group Inc., a public holding company that conducts substantially all of its business through RMR LLC. Messrs. Barry and Adam Portnoy control The RMR Group Inc. through their ownership of ABP Trust, which is the controlling shareholder of The RMR Group Inc. The following table sets forth for each Independent Trustee of the Fund information regarding securities beneficially owned by them of those companies that RMR LLC provides management services to.

Name	Company	Title of Class	Value of Securities†	Percent of Class
John L. Harrington	Hospitality Properties Trust	Common	$912,842	*
John L. Harrington	Senior Housing Properties Trust	Common	$511,110	*
John L. Harrington	Government Properties Income Trust	Common	$309,806	*
Joseph L. Morea	TravelCenters of America LLC	Common	$191,700	*
Jeffrey P. Somers	Senior Housing Properties Trust	Common	$396,135	*
Jeffrey P. Somers	Government Properties Income Trust	Common	$309,806	*
Jeffrey P. Somers	Select Income REIT	Common	$289,800	*

†
As of December 31, 2016.

*
Less than 1%.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Unless otherwise indicated, the information set forth below is as of December 31, 2016. To the Fund's knowledge, no person beneficially owned more than 5% of the Fund's outstanding common or preferred shares, except as set forth below. To the Fund's knowledge, none of its officers or Trustees owned 1% or more of the outstanding common shares of the Fund, except as set forth below. To the Fund's knowledge, none of its officers or Trustees owned any of its preferred shares. Collectively, to the Fund's knowledge, the officers and Trustees of the Fund beneficially own, as a group, in the aggregate, 703,838 common shares (not including any fractional shares which may be beneficially owned by an officer or Trustee) of the Fund, representing approximately 9.20% of the Fund's outstanding common shares. Unless otherwise indicated below, to the Fund's knowledge, each owner named below has sole voting and dispositive power for all shares shown to be beneficially owned by that person. Share amounts listed below do not include fractional share amounts.

Title of Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Share Class	See Note
Common Shares	Barry M. Portnoy	579,696	7.58%	(1)(2)(3)
Common Shares	Mariner Investment Group, LLC	445,872	5.83%	(4)
Common Shares	Adam D. Portnoy	145,647	1.90%	(1)(3)(5)
Common Shares	Mark L. Kleifges	7,709	*	(1)
Common Shares	John L. Harrington	6,548	*	(1)
Common Shares	Fernando Diaz	1,073	*	(1)
Common Shares	Jeffrey P. Somers	876	*	(1)
Common Shares	Joseph L. Morea	0	*	(1)
Preferred Shares	Royal Bank of Canada	554	83.06%	(6)

*
Less than 1%.

(1)
The address of each of Messrs. Barry Portnoy, Adam Portnoy, Kleifges, Harrington, Diaz, Somers and Morea is Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Messrs. Barry Portnoy, Adam Portnoy, Harrington, Somers and Morea are Trustees of the Fund. Mr. Diaz is the President and Senior Portfolio Manager of the Fund. Mr. Kleifges is the Treasurer and Chief Financial Officer of the Fund.

(2)
Includes 541,985 common shares owned directly by Mr. Barry Portnoy and an additional 37,711 common shares directly owned by ABP Trust. See Note (3). Share amounts listed as beneficially owned by Mr. Barry Portnoy do not include fractional share amounts.

(3)
ABP Trust is the direct record and beneficial owner of 37,711 common shares. Messrs. Barry and Adam Portnoy, in their respective capacities as holders of shares of beneficial interest in ABP Trust, may also be deemed to beneficially own (and have shared voting and dispositive power over) the common shares beneficially owned by ABP Trust. Voting and investment power with respect to the common shares owned by ABP Trust may be deemed to be shared by Mr. Barry Portnoy as Chairman, holder of the majority of the shares of beneficial interest in and a trustee of ABP Trust, and Mr. Adam Portnoy as the President and Chief Executive Officer, a holder of shares of beneficial interest in and a trustee of ABP Trust.

(4)
Information based on a Schedule 13D, dated July 17, 2015, filed by Mariner Investment Group, LLC ("Mariner") with the SEC on July 27, 2015. According to this Schedule 13D, Mariner has sole voting and dispositive power over 445,872 common shares. The address of Mariner is 500 Mamaroneck Avenue, 4th Floor, Harrison, NY 10528.

(5)
Includes 107,936 common shares owned directly by Mr. Adam Portnoy and an additional 37,711 common shares directly owned by ABP Trust. See Note (3). Share amounts listed as beneficially owned by Mr. Adam Portnoy do not include fractional share amounts.

(6)
Information based on the Schedule 13G/A, dated December 31, 2016, filed jointly by the Royal Bank of Canada and RBC Capital Markets, LLC with the SEC on February 8, 2017 and the Schedule 13G/A, dated January 31, 2017, filed jointly by the Royal Bank of Canada and RBC Capital Markets, LLC with the SEC on February 8, 2017. According to these Schedule 13G/A filings, the Royal Bank of Canada and RBC Capital Markets, LLC share dispositive and voting power over 47 shares of the Fund's Series M Preferred Shares (73.4% of Series M) as of January 31, 2017, and 391 shares of the Fund's Series T Preferred Shares (89.27% of Series T), 37 shares of the Fund's Series W Preferred Shares (78.72% of Series W), 56 shares of the Fund's Series Th Preferred Shares (61.54% of Series Th) and 23 shares of the Fund's Series F Preferred Shares (85.19% of Series F) as of December 31, 2016.

        The Declaration of Trust and Bylaws of the Fund generally provide that no person or group of persons, other than an excepted person or group (as approved by the Fund's Board or as stated in the Fund's Declaration of Trust or Bylaws), may beneficially own in excess of 9.8% of (i) any class or series of shares of the Fund, or (ii) the aggregate of all the outstanding classes and series of shares of the Fund. The Fund's Board intends to strictly enforce these provisions of the Fund's Declaration of Trust and Bylaws by utilizing, when necessary, the remedies available in the Fund's Declaration of Trust and Bylaws for violations of these provisions of the Fund's Declaration of Trust and Bylaws, although in certain instances it may grant exceptions to this ownership limitation in accordance with the provisions of the Fund's Declaration of Trust and Bylaws when it determines that doing so would be in the best interests of the Fund and its shareholders. The Fund has granted Royal Bank of Canada and its affiliates, limited exceptions to the ownership limitation with respect to their beneficial ownership of common or preferred shares (as applicable) of the Fund. For more information about these ownership limitations, please refer to the full text of the Fund's Declaration of Trust and Bylaws, which are available by accessing the Fund's filings with the SEC on the SEC's website (www.sec.gov) or by contacting our Investor Relations Group at (866) 790-8165.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the 1934 Act requires that fund trustees, executive officers, and persons who own more than 10% of a registered class of a fund's equity securities, as well as a fund's investment adviser and their officers and directors, file reports of ownership and changes in ownership of securities of the fund with the SEC and NYSE MKT. A fund's executive officers, trustees, and greater than 10% shareholders, as well as a fund's investment adviser and their officers and directors, are required to furnish the fund with copies of all forms they file pursuant to Section 16(a). Based solely on a review of copies of these reports furnished to the Fund pursuant to Rule 16a-3(e) under the 1934 Act, or written representations that no such reports were required, the Fund believes that during 2016 all such filing requirements applicable to its executive officers, Trustees, and greater than 10% shareholders, as well as to the Advisor, and its officers and directors, were timely met.

OTHER INFORMATION ABOUT THE FUND,
THE FUND'S ADVISOR AND THE FUND'S ADMINISTRATOR

        The Advisor, located at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, serves as the investment adviser, manager and administrator for the Fund. The Advisor was founded in 2002 and is a wholly owned subsidiary of The RMR Group LLC. RMR LLC is a majority owned subsidiary of The RMR Group Inc. Messrs. Barry and Adam Portnoy, both Trustees of the Fund, control The RMR Group Inc. through their ownership of ABP Trust which is the controlling shareholder of The RMR Group Inc. State Street Bank and Trust Company ("State Street"), located at One Lincoln Street, Boston, Massachusetts 02111, is the Fund's sub-administrator.

        On December 13, 2011, in connection with the approval of the Fund's merger with Old RMR Real Estate Income Fund ("Old RIF"), the Fund's shareholders approved a new investment advisory agreement with the Advisor that was in effect for two years from the closing date of the Fund's merger with Old RIF, January 20, 2012, and which continues from year to year thereafter as long as such continuation is approved in the manner prescribed by the 1940 Act. The Fund's investment advisory agreement with the Advisor (the "Advisory Agreement") was most recently considered and approved by the Board and the Independent Trustees for an additional one year term, commencing on January 20, 2017, at the meeting of the Board that took place on December 15, 2016. The Advisory Agreement calls for fees to be paid to the Advisor equal to an annual rate of 0.85% of the Fund's average daily managed assets. As of December 31, 2016, the managed assets of the Fund were approximately $272 million. The Fund's managed assets are equal to the net asset value of the Fund's common shares plus the liquidation preference of the Fund's preferred shares and the principal amount of the Fund's outstanding borrowings. During 2016, advisory fees were $2,276,640 for the Fund. Neither the Advisor nor any of its affiliated companies receive compensation from the Fund other than pursuant to the advisory fees described herein and the Fund's administration agreement, which was also most recently considered and re-approved by the Fund's Board at a meeting on December 15, 2016, except the Fund reimbursed the Advisor allocated internal audit and compliance costs as described below. A discussion regarding the basis for the Fund's Board continuing the Advisory Agreement for an additional one year term will be available in the Fund's 2016 Annual Report, which will be filed with the SEC on Form N-CSR.

        To date, amounts paid or payable to the Advisor under the administration agreement have been limited to (i) reimbursement of the fees charged to the Advisor for the Fund by State Street, which for 2016 totaled $83,000; and (ii) reimbursement payments to the Advisor by the Fund for compliance and internal audit services for the Fund for the twelve months ended December 31, 2016, which for 2016 totaled $117,925 and were authorized by the Fund's Compensation Committee and the Board, and separately the Independent Trustees.

        Under the terms of the Advisory Agreement, the Advisor provides the Fund with an investment program, makes day-to-day investment decisions for the Fund and manages the Fund's business affairs in accordance with the Fund's investment objectives and policies, subject to the general supervision of the Board. The Advisor also provides persons satisfactory to the Board to serve as the Fund's officers. The Fund's officers, as well as its other employees and Trustees may be directors, trustees, officers or employees of the Advisor and its affiliates, including the RMR LLC and The RMR Group Inc. Generally, the Advisory Agreement may be terminated by a majority of the Fund's Trustees or by proper vote of the Fund's shareholders, at any time upon sixty days' notice and payment of compensation earned prior to such termination. The Advisory Agreement terminates automatically on its assignment (as that term is defined in the 1940 Act). Since the closing of the Fund's merger with Old RIF, Messrs. Barry Portnoy, Adam Portnoy and Fernando Diaz, portfolio managers of Old RIF, have served as the Fund's portfolio managers. The portfolio managers generally function as a team. Messrs. Barry Portnoy and Adam Portnoy provide strategic guidance to the team, while Mr. Fernando Diaz is in charge of substantially all of the day to day operations, research and trading functions.

        In addition to the fee paid to the Advisor, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of the Fund's Independent Trustees, custodian, transfer agency and distribution expenses, rating agency fees, legal fees, costs of independent auditors, allocated compliance and internal audit costs, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, expenses to maintain and administer the Fund's dividend reinvestment plan and taxes, if any.

 DIRECTORS AND OFFICERS OF THE ADVISOR

        Information as of the date of this proxy statement relating to the directors and officers of the Advisor is set forth below. Officers of the Advisor are elected and appointed by its board of directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table lists the directors and officers of the Advisor.

Name (Year of Birth)	Position	Date position was acquired
Adam D. Portnoy (1970)	Director, President and Chief Executive Officer	May 2007 (Director and President), June 2015 (Chief Executive Officer)
Barry M. Portnoy (1945)	Director, Chairman and Vice President	July 2002 (Director and Vice President), September 2015 (Chairman)
Mark L. Kleifges (1960)	Treasurer and Chief Financial Officer	September 2004
Jennifer B. Clark (1961)	Director, Secretary and Vice President	September 2015 (Director), July 2002 (Secretary or Clerk and Vice President)
Fernando Diaz (1968)	Vice President	May 2007
Vern D. Larkin (1970)	Chief Compliance Officer	March 2012

        Messrs. Barry M. Portnoy and Adam D. Portnoy are Trustees of the Fund, and Messrs. Kleifges, Diaz and Larkin and Ms. Clark are officers of the Fund. Mr. Adam Portnoy is the son of Mr. Barry Portnoy.

 AUDIT COMMITTEE REPORT

        The Audit Committee of the Fund oversees the Fund's financial reporting process. The Audit Committee has: (1) reviewed and discussed with management the Fund's 2016 audited financial statements for the fiscal year ended December 31, 2016; (2) discussed with Ernst & Young LLP, the Fund's independent auditor, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (3) received the written disclosures or the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant's independence; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and concluded that it is compatible at this time. At the Audit Committee's meeting on February 17, 2017, and based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2016 annual report to shareholders and filed with the SEC.

AUDIT COMMITTEE of RMR Real Estate Income Fund
John L. Harrington, Chairman Joseph L. Morea Jeffrey P. Somers

 INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee and the Board, at their respective meetings on December 15, 2016, considered and appointed Ernst & Young LLP as the Fund's independent registered public accountant for 2017. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement if he or she desires to do so. This representative will be available to respond to appropriate questions from shareholders who are present at the Annual Meeting.

        The fees for services provided by Ernst & Young LLP for the Fund for the last two years (the Fund's fiscal year end is December 31) were as follows:

2016
Audit fees	$49,920
Audit related fees	0
Tax fees(1)	12,152

Subtotal	$62,072
All other fees	0

Ernst & Young LLP total fees	$62,072

2015
Audit fees	$48,000
Audit related fees	—
Tax fees(1)	11,685

Subtotal	59,685
All other fees	—

Ernst & Young LLP total fees	$59,685

(1)
All Tax fees consist solely of fees relating to services provided for tax compliance and/or tax preparation and none of such fees relate to tax advice, tax planning or tax consulting.

        The Fund's Audit Committee has established policies and procedures which are intended to control the services provided and charges by its independent registered public accountants and to monitor their continuing independence. Under these policies, no services may be undertaken by the Fund's independent registered public accountant unless the engagement is specifically pre-approved by the Audit Committee or the services are included within a category which has been generally approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is pre-approved or approved. In certain circumstances, the Advisor is required to notify the Audit Committee when pre-approved services are undertaken and the committee or its chairman may approve amendments or modifications to the engagement or the maximum fees. The Chief Compliance Officer and Director of Internal Audit of the Fund is responsible to report to the Audit Committee regarding compliance with these policies.

        The Audit Committee will not approve engagements of the Fund's independent registered public accountant to perform non-audit services if doing so will cause the independent registered public accountant to cease to be independent within the meaning of applicable SEC or NYSE MKT rules. In other circumstances, the Audit Committee considers, among other things, whether the Fund's independent registered public accountant is able to provide the required services in a more or less effective and efficient manner than other available service providers.

        There were no non-audit fees billed by Ernst & Young LLP for services rendered to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provided ongoing services to the Fund in 2015 or 2016.

        All services in 2015 and 2016 for which the Fund engaged its independent registered public accountants were approved by the Audit Committee. The only non-audit services provided by Ernst & Young LLP to the Fund were for tax services (in 2015 and 2016). The tax services involved reviewing the Fund's tax reporting and tax compliance procedures. The Audit Committee of the Fund determined that the non-audit services provided by Ernst & Young LLP were compatible with the rules on auditor independence promulgated by the SEC and the audit and non-audit services policies and procedures of the Fund. When considering the engagement of Ernst & Young LLP, the Audit Committee considered the working relationship of the Fund with Ernst & Young LLP, determined the fees for audit and non-audit services to be appropriate and approved the engagement of Ernst & Young LLP to provide the audit and non-audit services. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2015 and 2016 are set forth above.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some banks, brokers and other record holders may participate in the practice of "householding" proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of this proxy statement or the Fund's annual report may be sent to multiple shareholders of the same Fund in each household. The Advisor will promptly deliver a separate copy of either document to you, if you call or write to the Advisor at the following address or telephone number: RMR Advisors LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458, telephone (617) 332-9530 or toll free (866) 790-8165. If you want to receive separate copies of a proxy statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact the Advisor at the above address or telephone number.

 OTHER MATTERS

        At this time, the Board of the Fund knows of no other matter which will be brought before the Annual Meeting. However, if other matters properly come before the Annual Meeting or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

By order of the Board,
JENNIFER B. CLARK Secretary RMR Real Estate Income Fund

Newton, Massachusetts
                        , 2017

IMPORTANT

        If your shares are held in your own name, please complete a proxy over the internet or by telephone in the manner provided on the website indicated in the Notice of Internet Availability that you received in the mail; alternatively, please request, complete and return a proxy card today. If your shares are held in "street name," you should provide instructions to your broker, bank, nominee or the other institution holding your shares on how to vote your shares. You may provide instructions to your broker, bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return a proxy card or voting instruction form to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

 Exhibit A

FORM OF AGREEMENT AND PLAN OF REDOMESTICATION

        THIS AGREEMENT AND PLAN OF REDOMESTICATION ("Agreement") is adopted as of this    day of                     , 2017 by and between RMR Real Estate Income Fund, a Delaware statutory trust and a registered closed-end investment company (the "Merging Fund") and [RMR MARYLAND], a Maryland statutory trust and wholly-owned subsidiary of the Merging Fund (the "Surviving Fund"). The Merging Fund and the Surviving Fund are together referred to herein as the "Funds."

        WHEREAS, each of the Merging Fund and the Surviving Fund is a closed-end, registered investment company of the management type; and

        WHEREAS, it is intended that (i) the Redomestication (as defined below) will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"), (ii) this Agreement will be, and is hereby adopted as, a "plan of reorganization" with respect to the Redomestication within the meaning of Section 368(a) of the Code, and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code; and

        WHEREAS, the merger will consist of the merger of the Merging Fund into the Surviving Fund, pursuant to the provisions of the Delaware Statutory Trust Act (the "DSTA") and the Maryland Statutory Trust Act (the "MSTA"), and will have the consequences described in Section 1.1 below (such transaction, the "Redomestication"); and

        WHEREAS, the Boards of Trustees of the Surviving Fund and of the Merging Fund have determined that the Redomestication is in the best interests of the Surviving Fund and the Merging Fund, respectively, and the interests of the shareholders of the Merging Fund will not be diluted as a result of the Redomestication;

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

        1.    DESCRIPTION OF THE REDOMESTICATION

          1.1.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, with respect to the Merging Fund and the Surviving Fund, at the Closing Time (as defined below), the Merging Fund shall be merged with and into the Surviving Fund, the separate existence of the Merging Fund as a Delaware Statutory Trust and registered investment company shall cease, and the Surviving Fund will be the surviving entity for all purposes, including for purposes of succeeding to the Merging Fund's registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Securities and Exchange Act of 1934, as amended, and, if applicable, the Securities Act of 1933, as amended (the "1933 Act"), except that the Merging Fund will be the surviving entity for accounting purposes and for purposes of presenting investment performance history.

          1.2.  Upon the terms and subject to the conditions of this Agreement, on the Closing Date (as defined below), the parties shall cause the Redomestication to be consummated by (i) filing a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in accordance with Section 3815 of the DSTA and (ii) filing articles of merger ("Articles of Merger") with the State Department of Assessments and Taxation of Maryland (the "SDAT") in accordance with Section 12-604 of the MSTA. The Redomestication shall become effective at                Eastern Time, as shall be specified in the Certificate of Merger duly filed with the Secretary of the State of Delaware and in the Articles of Merger duly filed with the SDAT, or at such later date or time as the parties shall agree and specify in the Certificate of Merger and Articles of Merger (the "Closing Time").

          1.3.  As a result of the operation of the applicable provisions of the DSTA and the MSTA, the following events occur simultaneously at the Closing Time, except as otherwise provided herein:

            (a)   all of the assets, property, goodwill, rights, privileges, powers and franchises of the Merging Fund, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), dividends or interest receivable, deferred or prepaid expenses shown as an asset on the books of the Merging Fund on the Closing Date, goodwill, contractual rights, originals or copies of all books and records of the Merging Fund and all intangible property that is owned by the Merging Fund (collectively, the "Merging Fund Assets") shall vest in the Surviving Fund, and all of the liabilities, debts, obligations, restrictions and duties of the Merging Fund (whether known or unknown, absolute or contingent, accrued or unaccrued and including, without limitation, any liabilities of the Merging Fund to indemnify the trustees or officers of the Merging Fund or any other persons under the Merging Fund's Declaration of Trust or otherwise) (collectively, the "Merging Fund Liabilities") shall become the liabilities, debts, obligations, restrictions and duties of the Surviving Fund;

            (b)   (i) Each Merging Fund common share of beneficial interest (each, a "Merging Fund Common Share") shall be converted into a Surviving Fund common share of beneficial interest (each, a "Surviving Fund Common Share"), (ii) each Merging Fund Series F preferred share of beneficial interest (each, a "Series F Merging Fund Preferred Share") shall be converted into a Surviving Fund Series F preferred share of beneficial interest (each, a "Series F Surviving Fund Preferred Share"), (iii) each Merging Fund Series M preferred share of beneficial interest (each, a "Series M Merging Fund Preferred Share") shall be converted into a Surviving Fund Series M preferred share of beneficial interest (each, a "Series M Surviving Fund Preferred Share"), (iv) each Merging Fund Series T preferred share of beneficial interest (each, a "Series T Merging Fund Preferred Share") shall be converted into a Surviving Fund Series T preferred share of beneficial interest (each, a "Series T Surviving Fund Preferred Share"), (v) each Merging Fund Series W preferred share of beneficial interest (each, a "Series W Merging Fund Preferred Share" shall be converted into a Surviving Fund Series W preferred share of beneficial interest (each, a "Series W Surviving Fund Preferred Share"), (vi) each Merging Fund Series Th preferred share of beneficial interest (each, a "Series Th Merging Fund Preferred Share" and, collectively with the Series F Merging Fund Preferred Shares, Series M Merging Fund Preferred Shares, Series T Merging Fund Preferred Shares and Series W Merging Fund Preferred Shares, the "Merging Fund Preferred Shares") shall be converted into a Surviving Fund Series Th preferred share of beneficial interest (each, a "Series Th Surviving Fund Preferred Share" and, collectively with the Series F Surviving Fund Preferred Shares, Series M Surviving Fund Preferred Shares, Series T Surviving Fund Preferred Shares and Series W Surviving Fund Preferred Shares, the "Surviving Fund Preferred Shares"), and (vii) any Surviving Fund Common Shares owned by the Merging Fund at the Closing Time shall be deemed cancelled without consideration. Prior to the Closing Time or as soon as practicable thereafter, the Surviving Fund will open shareholder accounts on the share ledger records of the Surviving Fund in the names of and in the amounts due to the shareholders of the Merging Fund Common Shares and Merging

    Fund Preferred Shares based on their respective holdings in the Merging Fund as of the close of business on the Valuation Date, as more fully described in Section 3 below;

            (c)   At the Closing Time, the Agreement and Declaration of Trust and Bylaws of the Surviving Fund in effect immediately prior to the Closing Time shall continue to be the Agreement and Declaration of Trust and Bylaws of the Surviving Fund, until and unless thereafter amended in accordance with their respective terms;

            (d)   From and after the Closing Time, the trustees and officers of the Surviving Fund shall continue to be the trustees and officers of the Surviving Fund, and such trustees and officers shall serve for such terms as are provided in the Agreement and Declaration of Trust and the Bylaws of the Surviving Fund; and

            (e)   From and after the Closing Time, the Merging Fund's investment objective, strategies, policies and restrictions shall continue to be the investment objective, strategies, policies and restrictions of the combined Merging Fund and Surviving Fund.

        2.    VALUATION

          2.1.  Computations of value in connection with the Closing (as defined below) of the Redomestication shall be as of immediately after the close of regular trading on the New York Stock Exchange, which shall reflect the declaration of any dividends, on the business day immediately preceding the Closing Date (the "Valuation Date").

          2.2.  All computations of value of the Merging Fund, the Merging Fund Common Shares, the Merging Fund Preferred Shares, the Merging Fund Assets and the Merging Fund Liabilities shall be made using the Merging Fund's valuation procedures established by the Merging Fund's Board of Trustees. All computations of value of the Surviving Fund, the Surviving Fund Common Shares and the Surviving Fund's assets and liabilities shall be made using the Surviving Fund's valuation procedures established by the Surviving Fund's Board of Trustees.

        3.    CLOSING AND CLOSING DATE

          3.1.  The Redomestication shall close on                    , 2017 or such other date as the parties may agree (the "Closing Date"). All acts taking place at the closing of the Redomestication (the "Closing") shall be deemed to take place simultaneously as of the Closing Time unless otherwise agreed to by the parties. In the event that on the Valuation Date or the Closing Date (a) the NYSE MKT or another primary trading market for portfolio securities of the Merging Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Merging Fund or the Surviving Fund or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Surviving Fund or the Merging Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.2.  With respect to the Redomestication:

            (a)   The Merging Fund's portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Merging Fund as of the Closing Date, or as soon as reasonably practicable thereafter, to the Surviving Fund's custodian for the account of the Surviving Fund, duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof.

            (b)   No later than the Closing, the Merging Fund shall provide the Surviving Fund or its transfer agent with the names, addresses, dividend reinvestment elections and tax withholding status of the Merging Fund shareholders as of the Valuation Date and the information and documentation maintained by the Merging Fund or its agents relating to the identification and verification of the Merging Fund shareholders under the USA PATRIOT Act and other applicable anti-money laundering laws, rules and regulations and such other information as the Surviving Fund may reasonably request. The Surviving Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

            (c)   The Surviving Fund shall issue and deliver to the Merging Fund a confirmation evidencing the Surviving Fund Common Shares and Surviving Fund Preferred Shares to be issued on the Closing Date, or provide other evidence satisfactory to the Merging Fund that such shares have been credited to the Merging Fund shareholders' accounts on the books of the Surviving Fund.

            (d)   One Surviving Fund Common Share of a net asset value per share equal to the net asset value per share of each Merging Fund Common Share shall be issued by the Surviving Fund to each holder of Merging Fund Common Shares in exchange for each Merging Fund Common Share held by such holder. The net asset value per share of such shares shall be determined as set forth in Section 2 above.

            (e)   One Surviving Fund Preferred Share of a liquidation preference per share equal to the liquidation preference per share of each Merging Fund Preferred Share shall be issued by the Surviving Fund to each holder of Merging Fund Preferred Shares in exchange for each Merging Fund Preferred Share held by such holder. The terms of the Surviving Fund Preferred Shares shall be substantially the same as the terms of the Merging Fund Preferred Shares.

            (f)    The Surviving Fund shall not issue certificates representing Surviving Fund Common Shares in connection with the Redomestication. Any certificates representing ownership of Merging Fund Common Shares that remain outstanding at the Closing Time shall be deemed to be cancelled by operation of law and shall no longer evidence ownership of the Merging Fund or its shares.

4.
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND AND THE MERGING FUND

        With respect to the Redomestication, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Merging Fund or the Surviving Fund, the Merging Fund or the Surviving Fund, respectively, shall, at its option, not be required to consummate the transactions contemplated for such Redomestication by this Agreement:

          4.1.  The Agreement shall have been approved by the requisite vote of the holders of the outstanding Merging Fund Common Shares and Merging Fund Preferred Shares. Notwithstanding anything herein to the contrary, neither the Merging Fund nor the Surviving Fund may waive the condition set forth in this Section 4.1; and

          4.2.  The Merging Fund and the Surviving Fund shall have received on or before the Closing Date an opinion of Skadden in form and substance reasonably acceptable to the Merging Fund and the Surviving Fund, to the effect that the Redomestication will qualify as a reorganization described in Section 368(a)(1)(F) of the Code. In rendering such opinions, Skadden may request and rely upon representations contained in certificates of officers of the Merging Fund, the Surviving Fund, the Advisor and others, and the officers of the Merging Fund, the Surviving Fund and the Advisor shall use their best efforts to make available such truthful certificates.

5.
FEES AND EXPENSES

        The Merging Fund will bear all expenses relating to the Redomestication. The Merging Fund will bear these expenses regardless of whether the Redomestication is consummated.

6.
TERMINATION

        This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the Merging Fund and the Surviving Fund, (ii) by the Merging Fund if any condition of the Surviving Fund's obligations set forth in this Agreement has not been fulfilled or waived by the Merging Fund, or (iii) by the Surviving Fund if any condition of the Merging Fund's obligations set forth in this Agreement has not been fulfilled or waived by the Surviving Fund, notwithstanding approval thereof by the Merging Fund's shareholders, if circumstances should develop that, in such parties judgment, make proceeding with this Agreement inadvisable.

7.
AMENDMENTS

        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by shareholders of a Merging Fund and/or the Surviving Fund, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund shares to be paid to the Merging Fund's shareholders under this Agreement to the detriment of such Merging Fund shareholders or shall otherwise materially amend the terms of this agreement without their further approval.

8.
HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

          8.1.  The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          8.2.  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland and applicable federal law, without regard to its principles of conflicts of laws.

          8.3.  This Agreement shall bind and inure with respect to the Redomestication to the benefit of the parties to the Redomestication and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any such party without the written consent of the other parties to such Redomestication. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties with respect to such Redomestication and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          8.4.  This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

          8.5.  It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Merging Fund or the Surviving Fund as provided in the DE Governing Documents or the MD Governing Documents, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

          8.6.  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by fax or certified mail addressed to the Merging Fund and the Surviving Fund, each at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Surviving Fund and Merging Fund.

RMR REAL ESTATE INCOME FUND
By:
Name:
Title:
[RMR MARYLAND]
By:
Name:
Title:

Schedule 4.2

Tax Opinion

 Exhibit B

Comparison of Delaware and Maryland State Laws

	Delaware Statutory Trust	Maryland Statutory Trust
Governing Documents	A DE Trust is an unincorporated association that is (a) formed by filing the certificate of trust with the Delaware Secretary of State and (b) governed by a governing instrument (which may include one or more documents).

DE Trusts are granted a significant amount of operational and organizational flexibility under DE law. For example, the DE Act allows a governing instrument to provide for the taking of any action, including amending the governing instrument, without the vote or approval of any particular trustee or shareholder, or class, group or series of trustees or shareholders.

Given the organizational flexibility under DE law, the rights of beneficial owners are determined primarily by the governing instrument.

A MD Trust is an unincorporated business, trust, or association that is (a) formed by filing an initial certificate of trust with the State Department of Assessments and Taxation of Maryland and (b) governed by a governing instrument (which may include one or more documents).

MD Trusts are similarly granted a significant amount of operational and organizational flexibility under MD law. Similar to the DE Act, the MD Act also allows a governing instrument to provide for the taking of any action, including amending the governing instrument, without the vote or approval of any particular trustee or shareholder, or class, group or series of trustees or shareholders.

Given the organizational flexibility under MD law, the rights of beneficial owners are determined primarily by the governing instrument. The governing instrument of the MD Fund is substantially identical to the governing instrument of the Fund.

Ownership Shares of Interest	Under both the DE Act and the MD Act, ownership interests in a trust are denominated as "beneficial interests" and are held by "beneficial owners."
Series and Classes

Under both the DE Act and the MD Act, the governing instrument may provide for classes, groups, or series of shares, having such relative rights, powers, and duties as set forth in the governing instrument.

	Delaware Statutory Trust	Maryland Statutory Trust
Shareholder Voting Rights; Quorum

Under both the DE Act and the MD Act, the governing instrument may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing instrument may contain any provision relating to the exercise of voting rights.

Quorum

Under both the DE Act and the MD Act, if voting rights are granted, the governing instrument may set forth provisions relating to the exercise of such rights, including the establishment of quorum requirements.

Shareholder Meetings	Neither the DE Act nor the MD Act mandates an annual shareholder's meeting.
Record Date	Under both the DE Act and the MD Act, the governing instrument may provide for record dates.
Qualification and Election of Trustees	Under both the DE Act and the MD Act, the governing instrument may set forth the manner in which trustees are elected and qualified.
Removal of Trustees	Under the DE Act, the governing instrument may contain provisions relating to the removal of trustees, provided, however, that there shall at all times be at least one trustee of a DE Trust.	Under the MD Act, the governing instrument may contain provisions relating to the removal of trustees.
Restrictions on Transfer	Both the DE Act and the MD Act provide that beneficial interests are freely transferable, except as otherwise provided in the governing instrument.
Preemptive Rights and Redemption of Shares	Both the DE Act and the MD Act provide that the governing instrument may contain any provision relating to the rights, duties, and obligations of shareholders.
Liquidation Upon Dissolution or Termination of the Trust

Both the DE Act and the MD Act provide that a statutory trust that has dissolved must first pay existing claims and obligations of the trust and then distribute all remaining assets among shareholders.

Shareholder Liability

Under the DE Act, except to the extent otherwise provided in the governing instrument of a statutory trust, shareholders are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under Delaware General Corporate Law.

Under the MD Act, except as provided in the governing instrument of a statutory trust, shareholders shall be entitled to the same limitation of personal liability extended to stockholders of a Maryland corporation.

	Delaware Statutory Trust	Maryland Statutory Trust
Trustee Liability

The DE Act provides that, subject to the provisions in the governing instrument, a trustee or any other person managing the trust, when acting in such capacity, will not be personally liable to any person other than the trust or a shareholder of the trust for any act, omission, or obligation of the trust or any trustee.

The MD Act provides that, subject to the provisions in the governing instrument, a trustee, when acting in such capacity, will not be personally liable to any person other than the trust or a beneficial owner of the trust for any act, omission, or obligation of the trust or any trustee.

The DE Act provides that a governing instrument may provide for the limitation or elimination of any and all liabilities for breach of contract and breach of duties (including fiduciary duties) of a trustee, beneficial owner or other person to a statutory trust or to another trustee or beneficial owner or to another person that is a party to or is otherwise bound by a governing instrument; provided, that a governing instrument may not limit or eliminate liability for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing.

The MD Act provides that a trustee shall perform the trustee's duties as a trustee, including the duties as a member of a committee of the trustees on which the trustee serves:

1.    in good faith;

2.    in a manner that the trustee
       reasonably believes to be in
       the best interests of the
       statutory trust; and

3.    with the care that an
       ordinarily prudent person in
       a like position would use
       under similar circumstances.

However, the governing instrument may include a provision expanding or limiting the duties of a trustee set forth above, provided that the governing instrument may not eliminate the duty to act in good faith.

The MD Act provides that a trustee that performs the duties of a trustee, as expanded or limited in the governing instrument, shall have no liability by reason of being a trustee.

	Delaware Statutory Trust	Maryland Statutory Trust

However, the DE Act provides that trustees of a statutory trust that is registered as an investment company under the 1940 Act shall have the same fiduciary duties as directors of private corporations for profit organized under the Delaware General Corporation Law, unless otherwise provided in the governing instrument.

The MD Act provides that a trust's governing instrument may include a provision expanding or limiting liability of trustees or officers, provided that liability may not be limited to any greater extent than that permitted for directors and officers of Maryland corporations.

Indemnification

The DE Act provides that, subject to any standards or restrictions as set forth in the governing instrument, a statutory trust has the power to indemnify and hold harmless any trustee or beneficial owner or any person from and against any and all claims and demands. Further, the DE Act provides that the absence of an indemnification provision in the governing instrument shall not be construed to deprive any trustee or beneficial owner or other person of any right of indemnity available under Delaware law.

The MD Act provides that, except as provided in its governing instrument, a statutory trust shall have the power to:

(1) indemnify and hold harmless, and to obligate itself to indemnify and hold harmless, any trustee, beneficial owner, officer, employee, or agent from and against any and all claims and demands whatsoever; and (2) pay or reimburse in advance of final disposition of a proceeding, reasonable expenses incurred in connection with the proceeding.

The MD Act also provides that, except as provided in the governing instrument of a statutory trust, a trustee shall be indemnified to the same extent as a director of a corporation under Maryland general corporate law.

Insurance	The DE Act does not contain provisions regarding insurance.	The MD Act provides that a statutory trust may not carry on the business of: (1) granting policies of insurance or assuming insurance risks; or (2) banking.

	Delaware Statutory Trust	Maryland Statutory Trust
Shareholder Right of Inspection

Under the DE Act, except to the extent otherwise provided in the governing instrument and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder's interest as a shareholder, to obtain from the trust certain information regarding the governance and affairs of the trust, including a copy of the governing instrument and certificate of trust, a current list of the name and last known address of each beneficial owner and trustee, information regarding the business and financial condition of the trust, and other information regarding the affairs of the trust as is just and reasonable.

The MD Act provides that, except as provided in the governing instrument of a statutory trust, a shareholder may inspect and copy during usual business hours any of the following statutory trust documents: (1) the governing instrument and all amendments; (2) minutes of the proceedings of the beneficial owners; (3) an annual statement of affairs; and (4) voting trust agreements on file at the statutory trust's principal office.

The MD Act provides that, except as provided in the governing instrument of the trust, a shareholder of any series or class who for at least 6 months has owned shares entitled to cast at least 5% of the votes entitled to be cast generally in the election of directors may submit a written request for a list of shareholders of such series or class.

The DE Act further provides that, except to the extent otherwise provided in the governing instrument, the trustees have the right to keep confidential from shareholders, for a reasonable period of time, any information that the trustee reasonably believes to be in the nature of trade secrets or other information the disclosure of which such persons in good faith believe is not in the best interest of the trust or could damage the trust or its business or which the trust is required by law or agreement with a third party to keep confidential.

Similar to the DE Act, the MD Act provides that, except as provided in its governing instrument, a statutory trust shall have the right to keep confidential from the beneficial owners, for such period of time as the trustees deem reasonable, any information that: (1) the trustees reasonably believe to be in the nature of trade secrets or other information, the disclosure of which the trustees in good faith believe is not in the best interest of the statutory trust or could damage the statutory trust or its business; or (2) the statutory trust is required by law or by agreement with a third party to keep confidential.

	Delaware Statutory Trust	Maryland Statutory Trust
Derivative Actions

Under the DE Act, a shareholder may bring a derivative action if the trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing instrument from a person who was a shareholder at the time of the transaction. A shareholder's right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing instrument.

The MD Act does not confer a right to shareholders to bring a derivative action. Such rights are governed by applicable case law and the governing instrument.
Arbitration

Both the DE Act and the MD Act provide that, in the governing instrument of the trust or other writing, a trustee or beneficial owner or other person may consent to be subject to the nonexclusive jurisdiction of the courts of, or arbitration in, a specified jurisdiction, or the exclusive jurisdiction of the courts of that state, or the exclusivity of arbitration in a specified jurisdiction or that state, and to be served with legal process in the manner prescribed in such governing instrument of the statutory trust or other writing.

Amending Governing Instruments

Both the DE Act and the MD Act provide broad flexibility as to the manner of amending the governing instrument of a trust and provide that the certificate of trust may be amended at any time for any purpose as the trustees may determine. Both the DE Act and the MD Act also allow a trust to amend its governing instrument without shareholder vote or approval.

 Exhibit C

RMR REAL ESTATE INCOME FUND

FORM OF AGREEMENT AND DECLARATION OF TRUST

                        , 2017

 RMR REAL ESTATE INCOME FUND

AGREEMENT AND DECLARATION OF TRUST

        THIS AGREEMENT AND DECLARATION OF TRUST is made this                    day of            , 20    , by the undersigned (together with all other persons from time to time duly elected, qualified and serving as Trustees in accordance with the provisions of Article IV hereof) for the purpose of forming a Maryland statutory trust in accordance with the provisions hereinafter set forth.

        WHEREAS, the Trust is a statutory trust within the meaning of the Act; and

        WHEREAS, the undersigned trustees have formed the Trust by filing a Certificate of Trust with the State Department of Assessments and Taxation of Maryland; and

        WHEREAS, the governing instrument of the Trust, as that term is defined in the Act, shall be this Declaration together with any Bylaws adopted in accordance herewith for the regulation and management of the affairs of the Trust; and

        WHEREAS, this Trust has been formed to carry on the business of an investment company; and

        WHEREAS, the Trust intends for tax purposes to be treated as a "regulated investment company" under the Code for the taxable year ending December 31, 20    and for each taxable year thereafter.

        NOW, THEREFORE, the Trust hereby will be governed by this Declaration.

ARTICLE I

NAME AND DEFINITIONS

        Section 1.1.    Name.     This Trust shall be known as "RMR Real Estate Income Fund" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

        Section 1.2.    Definitions.     Whenever used herein, unless otherwise required by the context or specifically provided:

              (a)   "1940 Act" means the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time;

              (b)   "Act" means the Maryland Statutory Trust Act, as amended from time to time;

              (c)   "Bylaws" means the Bylaws of the Trust, as amended or restated from time to time;

              (d)   "Certificate of Trust" means the Certificate of Trust of the Trust, as it may be further amended, supplemented or restated, as filed with the State Department of Assessments and Taxation of Maryland;

              (e)   "class" or "class of Shares" refers to the division of Shares into two or more classes as provided in Section 3.1;

              (f)    "Code" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, all as amended from time to time. All references to specific sections of the Code shall include applicable successor provisions;

              (g)   "Declaration" means this Agreement and Declaration of Trust, as it may be amended or restated from time to time;

              (h)   "Exchange Act" means the Securities Exchange Act of 1934, as amended;

              (i)    "Person" means an individual, corporation, limited liability company, partnership, estate, trust (including, without limitation, a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit (as defined in Article V) applies;

              (j)    "RMR Advisors" means RMR Advisors LLC, the Trust's investment advisor, or any successor investment advisor to the Trust;

              (k)   "series" or "series of Shares" refers to the division of Shares representing any class into two or more series as provided in Section 3.1;

              (l)    "Shareholder" means a record owner of Shares;

              (m)  "Shares" means the equal proportionate transferable units into which the beneficial interest in the Trust shall be divided from time to time or, if more than one class or series of Shares is authorized by the Trustees, the equal proportionate transferable units into which each class or series of shares shall be divided from time to time;

              (n)   "Trust" means the Maryland statutory trust governed by this Declaration, as it may be amended or restated from time to time; and

              (o)   "Trustees" refers to the Trustees of the Trust named herein or elected in accordance with Article IV.

ARTICLE II

PURPOSE

        The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration. Nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Code.

ARTICLE III

SHARES

        Section 3.1.    Division of Beneficial Interest.     The Trustees may, without Shareholder approval, authorize one or more classes of Shares (which classes may be divided into two or more series), with Shares of each such class or series having such par value and such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine. Subject to applicable law, the Trustees may, without Shareholder approval, authorize the Trust to issue subscription or other rights representing interests in Shares to existing Shareholders or other persons subject to such terms and conditions as the Trustees may determine. The number of Shares of each class or series authorized shall be unlimited, except as the Bylaws may otherwise provide, and the Shares so authorized may be represented in part by fractional shares. The Trustees may without Shareholder approval from time to time divide or combine the Shares of any class or series into a greater or lesser number without thereby changing the proportionate beneficial interest in the class or series.

        The Shares shall initially be divided into one class, a class of an unlimited number of common Shares, $0.001 par value per share (the "Common Shares"), having the powers, preferences, rights, qualifications, limitations and restrictions described below. The Trust may also, from time to time, issue a class of an unlimited number of preferred Shares (the "Preferred Shares"), having the powers, preferences, rights, qualifications, limitations and restrictions as the Trustees may determine.

          (a)   Subject to the rights of the holders of the Preferred Shares, if any, in the event of the termination of the Trust, the holders of the Common Shares shall be entitled to receive pro rata the net distributable assets of the Trust.

          (b)   The holders of the Common Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Common Shares or securities of the Trust which it may hereafter issue or sell, other than such right, if any, as the Board of Trustees in its discretion may determine.

          (c)   Subject to the rights of the holders of the Preferred Shares, if any, dividends or other distributions, when, as and if declared by the Board of Trustees, shall be shared equally by the holders of Common Shares on a share for share basis. The Board of Trustees may direct that any dividends or other distributions or any portion thereof as declared and distributed shall be paid in cash to the holder, or, alternatively, may direct that any such dividends be reinvested in full and fractional Shares of the Trust.

          (d)   The Trust may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Common Shares of any series reacquired by the Trust at their discretion from time to time. Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust.

          (e)   Common Shares may be issued from time to time, without the vote of the Shareholders (or, if the Board of Trustees in its sole discretion deems advisable, with a vote of Shareholders), either for cash or for such other consideration (which may be in any one or more instances a certain specified consideration or certain specified considerations) and on such terms as the Board of Trustees, from time to time, may deem advisable, and the Trust may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities).

          (f)    The Trust may issue Common Shares in fractional denominations to the same extent as its whole Shares, and Shares in fractional denominations shall be Common Shares having proportionately to the respective fractions represented thereby all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon termination of the Trust, but excluding the right to receive a certificate representing fractional Shares.

        Section 3.2.    Ownership of Shares.     The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. Shares shall be evidenced by certificates or, at the election of a Shareholder, in book-entry form. Certificates shall be executed on behalf of the Trust by the President or a Vice President and by the Treasurer or Secretary. Such signatures may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Trust with the same effect as if such individual were such officer at the time of its issue. Subject to the foregoing, the trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each class and series and as to the number of Shares of each class and series held from time to time by each Shareholder.

        Section 3.3.    Investments in the Trust.     The Trustees shall accept investments in the Trust from such persons and on such terms and, subject to any requirements of law, for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as the Trustees may from time to time determine.

        Section 3.4.    Share Restrictions.     Notwithstanding any provision herein to the contrary, but subject to the principles of Section 10.4, any purchase or transfer or purported purchase or transfer of Shares to any person whose holding of the Shares of the Trust may cause the Trust to incur a liability for any tax imposed under the Code that would not otherwise be imposed but for the purchase or transfer of the Shares to such person, shall be void ab initio. Any Shares purportedly transferred to or retained by such a person may, at the option of the Trust, be repurchased by the Trust at the lesser of market value or net asset value at the time of repurchase. A legend describing the foregoing restrictions may be placed on share certificates or in book entry, depending on whether the applicable Shares are issued in certificated or book entry form.

        Section 3.5.    No Preemptive Rights.     Shareholders shall have no preemptive or other right to receive, purchase or subscribe for any additional Shares or other securities issued by the Trust.

        Section 3.6.    Derivative Claims.     No Shareholder shall have the right to bring or maintain any action, proceeding or claim on behalf of the Trust or any series or class of Shares or Shareholders (a)(i) unless such Shareholder is a Shareholder at the time such action, proceeding or claim is commenced and such Shareholder continues to be a Shareholder throughout the duration of such action, proceeding or claim and (ii)(1) at the time of the transaction or event underlying such action, proceeding or claim, such Shareholder was a Shareholder or (2) such Shareholder's status as a Shareholder devolved upon the Shareholder by operation of law or pursuant to the terms of this Declaration from a person who was a Shareholder at the time of the transaction or event underlying such action, proceeding or claim and (b) without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim and such demand has the support of Shareholders owning a majority of the outstanding class or series of Shares affected by the proposed action, proceeding or suit. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the plaintiff makes a specific showing that irreparable non-monetary injury to the Trust or series or class of Shares or Shareholders would otherwise result. Such demand shall be mailed to the Secretary at the Trust's principal office and shall set forth with particularity the nature of the proposed action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Independent Trustees (as that term is defined in the Bylaws) shall consider such demand. In their sole discretion, the Independent Trustees may submit the matter to a vote of Shareholders or a series or class of Shares, as appropriate. Any decision by the Independent Trustees to bring, maintain or settle such action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon all Shareholders who will be prohibited from maintaining separate competing actions, proceedings or suits on the same subject matter. Any decision by the Independent Trustees not to bring or maintain an action, proceeding or suit on behalf of the Trust or a series or class of Shares shall be subject to the right of the Shareholders to vote on whether or not such action, proceeding or suit should or should not be brought or maintained as a matter presented for Shareholder consideration pursuant to the provisions of the Bylaws; and the vote of Shareholders required to override the Independent Trustees' decision and to permit the Shareholder(s) to proceed with the proposed action, proceeding or suit shall be 75% of the outstanding class or series of Shares affected by the proposed action, proceeding or suit.

        Section 3.7.    Direct Claims.     No series or class or group of Shareholders shall have the right to bring or maintain a direct action or claim for monetary damages against the Trust or the Trustees predicated upon an express or implied right of action under this Declaration or the 1940 Act, nor shall any single Shareholder, who is similarly situated to one or more other Shareholders with respect to the alleged injury, have the right to bring such an action, unless the series or class or group of

Shareholders or Shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees except only rights of action by Shareholders specifically authorized by Section 36(b) of the 1940 Act or other applicable law. A request for authorization shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth with particularity the nature of the proposed action, proceeding or claim and the essential facts relied upon by the series or class or group of Shareholders or Shareholder to support the allegations made in the request. The Trustees shall consider such request. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or series or class or group of Shares, as appropriate. Any decision by the Trustees to settle or to authorize such action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon the series or class or group of Shareholders or Shareholder seeking authorization who will be prohibited from maintaining separate competing actions, proceedings or suits on the same subject matter. Any decision by the Trustees not to authorize an action, proceeding or suit by a series or class or group of Shareholders shall be subject to the right of the Shareholders to vote on whether such action, proceeding or suit should or should not be brought or maintained as a matter presented for Shareholder consideration pursuant to the provisions of the Bylaws; and the vote of Shareholders required to override the Trustees decision and to permit the Shareholder(s) to proceed with the proposed action, proceeding or suit shall be a majority of the outstanding Shares, series or class or group which are affected by the proposed action, proceeding or suit. For purposes of this Section 3.7, the term "Shareholder" or "Shareholders" includes a former Shareholder or former Shareholders.

        Section 3.8.    Arbitration.     Any disputes, claims or controversies brought by or on behalf of a Shareholder (which, for purposes of this Section 3.8, shall mean any Shareholder or any beneficial owner of Shares, or any former Shareholder or beneficial owner of Shares), either on his, her or its own behalf, on behalf of the Trust or on behalf of any series or class of Shares or Shareholders against the Trust or any Trustee, officer, investment advisor (including RMR Advisors or its successor), agent or employee of the Trust, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Declaration or the Bylaws (all of which are referred to as "Disputes") or relating in any way to such a Dispute or Disputes, may be subject to final and binding arbitration as provided in the Bylaws.

        Section 3.9.    Status of Shares and Limitation of Personal Liability.     Shares shall be deemed to be personal property giving only the rights provided in this Declaration and the Bylaws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration and the Bylaws and to have become a party hereto and thereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares afford Shareholders the status of partners of the Trust. For the avoidance of doubt, Shareholders shall have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent to or contractor with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any such contract or agreement. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor except as specifically provided herein or in the Bylaws to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

 ARTICLE IV

THE TRUSTEES

        Section 4.1.    Number and Classes of Trustees; Term of Office; Qualifications of Trustees.     The Trustees who are signatories to this Declaration on the date hereof, and such other persons as the Trustee or Trustees then in office shall elect, shall serve until the first meeting of Shareholders at which Trustees of his or her Class (as defined below) are elected and until his or her successor is elected and qualified, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office. Any person serving as Trustee shall meet the criteria for office set forth from time to time in the Bylaws. Subject to the voting powers of one or more classes or series of Shares as set forth in the Bylaws, the number of Trustees shall be such number as shall be fixed from time to time by the Trustees; provided, however, that the number of Trustees shall in no event be less than three.

        Annual meetings of Shareholders shall be held as specified in the Bylaws. The Trustees shall be classified, with respect to the time for which they severally hold office, into the following three classes (each a "Class"): Class III, whose term expires at the initial annual meeting; Class I, whose term expires at the next succeeding annual meeting after the initial annual meeting (the "second annual meeting"); and Class II, whose term expires at the next succeeding annual meeting after the second annual meeting.1 Each Class shall consist of at least one Trustee. At each annual meeting beginning with the initial annual meeting, the successors of the Class of Trustees whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting held in the third year following the year of their election, with each Trustee holding office until the expiration of the term of the relevant Class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office.

        The Trustees shall assign by resolution Trustees to each of the three Classes. The Trustees also may determine by resolution those Trustees in each Class that shall be elected by Shareholders of a particular class or series of Shares. If the number of Trustees is changed, any increase or decrease shall be apportioned among the Classes by resolution of the Trustees. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term unless the Trustee is specifically removed pursuant to Section 4.2 at the time of the decrease. Except as provided in this Section 4.1 or Section 4.2, Trustees shall be elected only at an annual meeting of Shareholders.

        Section 4.2.    Vacancies; Resignation; Removal.     Vacancies on the Board of Trustees, whether resulting from an increase in the number of Trustees or otherwise, shall be filled in the manner provided in the Bylaws.

        Any Trustee may resign or retire as a Trustee by an instrument in writing signed by him and delivered to the Secretary of the Trust, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument. Except as required by applicable law, a Trustee may be removed from office (a) for Cause (as hereinafter defined) only, and not without Cause, by the affirmative vote of all the remaining Trustees or (b) for Cause only, and not without Cause, by the action of at least 75% of the outstanding Shares of the classes or series of Shares entitled to vote for the election of such Trustee. A Trustee judged incompetent or for whom a guardian or conservator has been appointed shall be deemed to have resigned as of the date of such adjudication or appointment. Upon the resignation or removal of any Trustee, or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the conveyance of any Trust property held in his or her name, shall account to the remaining trustees as they require for all property which he or she holds as Trustee and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his or her legal representative

1
NTD: Update class description as needed.

shall perform the acts set forth in the preceding sentence and the discharge mentioned therein shall run to such legal representative and to the incapacitated Trustee or the estate of the deceased Trustee, as the case may be. "Cause" for these purposes shall be as defined in the Bylaws.

        Section 4.3.    Effect of Death, Resignation, etc. of a Trustee.     The death, declination, resignation, retirement, removal, disqualification or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Until vacancies are filled, the remaining Trustee or Trustees (even though fewer than three) may exercise the powers of the Trustees hereunder.

        Section 4.4.    Powers.     Subject to any express limitations contained in this Declaration or in the Bylaws, the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and the Board of Trustees shall have full, exclusive and absolute power, control and authority over any and all property of the Trust. The Board of Trustees may take any action as in its sole judgment and discretion is necessary or appropriate to conduct the business and affairs of the Trust. This Declaration shall be construed with the presumption in favor of the grant of power and authority to the Board of Trustees. Any construction of this Declaration or determination made in good faith by the Board of Trustees concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Trustees included in this Declaration or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board or the Trustees under the general laws of the State of Maryland or any other applicable laws.

        Without limiting the foregoing, and in addition to the powers expressed or enumerated elsewhere in this Declaration, the Trustees may elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number, and terminate, any one or more Committees consisting of one or more Trustees, including any one or more executive Committees which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; appoint an advisory board, the members of which shall not be Trustees and need not be Shareholders; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of the Trust's assets in a system or systems for the central handling of securities; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust through one or more underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and delegate such authority as they consider desirable to any officer of the Trust, to any Committee and to any agent or employee of the Trust or to any such custodian or underwriter.

        Without limiting the foregoing, the Trustees shall have power and authority, in the name and on behalf of the Trust, to take the following actions, or to cause the Trust to take the following actions in its own capacity, as applicable:

          (a)   to elect and to revoke the status of the Trust as a "regulated investment company" under the Code;

          (b)   to invest and reinvest cash, and to hold cash uninvested;

          (c)   to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

          (d)   to vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

          (e)   to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

          (f)    to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

          (g)   to the extent necessary or appropriate to give effect to the preferences, special or relative rights and privileges of any classes or series of Shares, to allocate assets, liabilities, income and expenses of the Trust to a particular class or classes or series of Shares or to apportion the same among two or more classes or series;

          (h)   to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;

          (i)    to join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

          (j)    to compromise, arbitrate or otherwise adjust claims in favor of or against the Trust on any matter in controversy, including, without limitation, claims for taxes;

          (k)   to enter into joint ventures, general or limited partnerships, limited liability companies, and any other combinations or associations;

          (l)    to borrow funds;

          (m)  to endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all of such obligations;

          (n)   to indemnify or to purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and indemnities or insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, sub-advisers or managers, administrator or sub-administrator, underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser, sub-adviser or manager, administrator or sub-administrator, underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

          (o)   to pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

          (p)   to purchase or otherwise acquire Shares;

          (q)   to engage in any other lawful act or activity in which a stock corporation or a statutory trust organized under the laws of the State of Maryland may engage; and

          (r)   to change the domicile of the Trust's existence as may permitted by the 1940 Act and any other applicable law.

        The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees.

        Any action to be taken by the Trustees may be taken within or without the State of Maryland.

        Section 4.5.    Advisory, Management and Distribution Services.     The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other Person (the "Manager"), every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws and applicable law; and any such contract may provide for one or more sub-advisers or other agents who shall perform all or part of the obligations of the Manager under such contract and contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold, or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other Person, appointing it exclusive or nonexclusive distributor or underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws and applicable law; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

        The fact that:

          (a)   any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, sub-adviser, underwriter or distributor or agent of or for any corporation, trust, association or other Person, or of or for any parent or affiliate of any Person, with which an advisory, sub-advisory or management contract, or underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such Person, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

          (b)   any corporation, trust, association or other Person with which an advisory, sub-advisory or management contract or underwriter's or distributor's contract or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory, sub-advisory or management contract, or underwriter's or distributor's contract or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations or other Persons, or has other business or interests, including competitive business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE V

RESTRICTIONS ON TRANSFER AND OWNERSHIP OF SHARES

        Section 5.1.    Definitions.     For the purpose of this Article V, the following terms shall have the following meanings:

        "Affiliate" shall mean, with respect to any Person, another Person controlled by, controlling or under common control or common management with such Person.

        "Beneficial Ownership" shall mean ownership of Equity Shares by a Person, whether the interest in Equity Shares is held directly or indirectly (including by a nominee), and shall include, but not be limited to, interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner", "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

        "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

        "Charitable Beneficiary" shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 5.3.5, provided, that, each such organization shall be described in Section 501(c)(3) of the Code and contributions to each such organization shall be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. If the Code shall cease to so define a charitable organization, "Charitable Beneficiary" shall mean an entity organized to do work for charitable purposes and not for profit.

        "Charitable Trust" shall mean any trust provided for in Section 5.3.1.

        "Charitable Trustee" shall mean each Person unaffiliated with the Trust and unaffiliated with the Prohibited Owner, that is appointed by a majority of the Trustees to serve as a trustee of a Charitable Trust.

        "Constructive Ownership" shall mean ownership of Equity Shares by a Person, whether the interest in Equity Shares is held directly or indirectly (including by a nominee), and shall include any interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code or treated as beneficially owned under Rule 13d-3 under the Exchange Act. The terms "Constructive Owner", "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

        "Equity Shares" shall mean all Shares of all classes and series, including, without limitation, Common Shares and Preferred Shares.

        "Excepted Holder" shall mean a Shareholder for whom an Excepted Holder Limit is created by this Article V or by the Board of Trustees pursuant to Section 5.2.7.

        "Excepted Holder Limit" shall mean, provided, that, and only so long as the affected Excepted Holder complies with all of the requirements established by the Board of Trustees pursuant to Section 5.2.7, the percentage limit established by the Board of Trustees.

        "Investee" shall mean a Person whose shares or other equity are owned by the Trust.

        "Market Price" on any date shall mean, with respect to any class or series of outstanding Equity Shares, the Closing Price for such Equity Shares on such date. The "Closing Price" on any date shall mean the last sale price for such Equity Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Equity Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE Amex LLC or, if such Equity Shares are not listed or admitted to trading on the NYSE Amex LLC, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Equity Shares are listed or admitted to trading or, if such Equity Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Equity Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Equity Shares selected by the Trustees or, in the event that no trading price is available for such Equity Shares, the fair market value of Equity Shares, as determined in good faith by the Trustees.

        "Ownership Limit" shall mean (a) with respect to the Common Shares, 9.8% (in value or vote, whichever is more restrictive) of the Common Shares outstanding at the time of determination, (b) with respect to any other class or series of Shares, 9.8% (in value or vote, whichever is more restrictive) of the Shares of such class or series outstanding at the time of determination and (c) 9.8% (in value or vote, whichever is more restrictive) of the aggregate of the outstanding Equity Shares.

        "Prohibited Owner" shall mean any Person who, but for the provisions of Section 5.2.1, would Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit, and if appropriate in the context, shall also mean any Person who would have been the record owner of Equity Shares that the Prohibited Owner would have so owned.

        "REIT" shall mean a "real estate investment trust" within the meaning of Section 856 of the Code.

        "Foreign REIT" shall mean a non-U.S.-organized company that seeks to qualify for certain tax or other benefits under the laws of any jurisdiction in which it is organized or operates.

        "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event (or any agreement to take such actions or cause any such events) that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Equity Shares or the right to vote or receive dividends on Equity Shares, including, without limitation, (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Equity Shares or any interest in Equity Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Equity Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms "Transferring" and "Transferred" shall have the correlative meanings.

        Section 5.2.    Equity Shares.

          Section 5.2.1    Ownership Limitations.

            (a)    Basic Restrictions.

                (i)  (1) No Person, other than an Excepted Holder and other than RMR Advisors or its Affiliates, shall Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own Equity Shares in excess of the Excepted Holder Limit for such Excepted Holder.

               (ii)  No Person, other than an Excepted Holder and other than RMR Advisors or its Affiliates, shall Beneficially Own or Constructively Own Equity Shares to the extent that such Beneficial Ownership or Constructive Ownership of Equity Shares would result in (1) the Trust being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) any Investees that are otherwise REITs or Foreign REITs failing to qualify as a REIT or Foreign REIT (including, without limitation, Beneficial Ownership or Constructive Ownership that would result in the Trust or any Investees that are otherwise REITs, as the case may be, owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by such Investees that are otherwise REITs or any of their respective Affiliates, as the case may be, from such tenant would cause any such Investees that are otherwise REITs to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

              (iii)  Subject to Section 5.5, notwithstanding any other provisions contained herein, any Transfer of Equity Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE Amex LLC or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in Equity Shares being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in the Excess Shares.

            (b)    Transfer in Trust or Voided Transfer.    If any Transfer of Equity Shares occurs (whether or not such Transfer is the result of a transaction entered into through the facilities of a national securities exchange or automated inter-dealer quotation system) which, if effective, would result in any Person Beneficially Owning or Constructively Owning Equity Shares in violation of Section 5.2.1(a)(i), (ii) or (iii), as applicable, then the Board of Trustees shall be authorized and empowered to deem (and if so deemed, such action and result shall be deemed to occur and the officers of the Trust shall be authorized to take such actions in the name and on behalf of the Trust authorized by the Board of Trustees to effectuate the same):

                (i)  that number of Equity Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 5.2.1(a)(i), (ii) or (iii) (rounded up to the nearest whole share, and such excess shares, the "Excess Shares") to be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 5.3, effective as of the close of business on the Business Day prior to the date of such determination of such Transfer or at such other time determined by the Board of Trustees, and such Person shall acquire no rights in such Equity Shares; or

               (ii)  to the fullest extent permitted by law, the Transfer of Excess Shares to be void ab initio, in which case, the intended transferee shall acquire no rights in the Excess Shares.

            (c)    Cooperation.    The Shareholder that would otherwise qualify as a Prohibited Owner absent the application of the provisions of Section 5.2.1(b) shall use best efforts and take all actions necessary or requested by the Trust to cooperate with effecting the actions taken by the Board of Trustees pursuant to Section 5.2.1(b), including, without limitation, informing the Trust where any Excess Shares may be held and instructing its agents to cooperate in the prompt implementation and effectuation of the actions so taken by the Board of Trustees.

          Section 5.2.2    Remedies for Breach.    If the Board of Trustees or any duly authorized Committee shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 5.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Equity Shares in violation of Section 5.2.1 (whether or not such violation is intended), the Board of Trustees or a Committee may take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Equity Shares, refusing to give effect to such Transfer on the books of the Trust or the Trust's transfer agent or instituting proceedings to enjoin such Transfer or other event and such Person shall be liable, without limitation, for all costs incurred in connection therewith and pursuant to Section 8.9, including the costs and expenses of the Charitable Trustee. This Section 5.2.2 shall not in any way limit the provisions of Section 5.2.1(b).

          Section 5.2.3    Notice of Restricted Transfer.    Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Equity Shares that will or may violate Section 5.2.1(a), or any Person who would have owned Excess Shares, shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request.

          Section 5.2.4    Owners Required To Provide Information.    Every Shareholder of five percent or more of any series or any class of outstanding Equity Shares at the time of determination, within 30 days after the end of each taxable year and also within three business days after a request from the Trust, shall give written notice to the Trust stating the name and address of such owner, the number of Equity Shares actually owned and the number of Equity Shares Beneficially Owned or Constructively Owned, and a description of the manner in which such shares are held; provided, that, a Shareholder who holds Equity Shares as nominee for another Person, which other Person is required to include in gross income the distributions received on such Equity Shares (an "Actual Owner"), shall give written notice to the Trust stating the name and address of such Actual Owner and the number of Equity Shares of such Actual Owner with respect to which the Shareholder is nominee. Each such Shareholder and each Actual Owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the status of any Investee as a REIT or Foreign REIT and to ensure compliance with the Ownership Limit. Each Person who is a Beneficial Owner or Constructive Owner of Equity Shares and each Person (including the Shareholder of record) who is holding Equity Shares for a Beneficial Owner or Constructive Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to comply with requirements of any taxing authority or other governmental authority or to determine such compliance.

          Section 5.2.5    Remedies Not Limited.    Nothing contained in this Article V shall limit the authority of the Trustees to take such other action as they deem necessary or advisable to protect the Trust and the interests of its Shareholders in preserving any Investee's status as a REIT or Foreign REIT or to enforce the limitation in Section 5.2.1 for other purposes which the Trustees deem advisable.

          Section 5.2.6    Ambiguity.    In the case of an ambiguity in the application of any of the provisions of this Section 5.2, Section 5.3 or any definition contained in Section 5.1, the Trustees shall have the power to determine the application of the provisions of this Section 5.2 or Sections 5.1 or 5.3 with respect to any situation based on the facts known to them. In the event Sections 5.1, 5.2 or 5.3 require an action by the Trustees and this Declaration fails to provide specific guidance with respect to such action, the Trustees with the advice of counsel shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 5.1, 5.2 or 5.3.

          Section 5.2.7    Exceptions.

            (a)   The Board of Trustees, in its sole discretion, may grant to any Person who makes a request therefor (a "Requesting Person") an exception to the Ownership Limit (or one or more elements thereof) with respect to the ownership of any series or class of Shares, subject to the following conditions and limitations: (i) the Board of Trustees shall have determined, in its discretion, that: (A) the Beneficial Ownership or Constructive Ownership of Equity Shares by such Shareholder in excess of the Ownership Limit would not violate Section 5.2.1(a)(ii), (B) the Requesting Person's ownership of Equity Shares in excess of the Ownership Limit pursuant to the exception requested hereunder (together with the ownership of Equity Shares by all other Persons as permitted under this Article V, taking into account any previously granted exceptions pursuant hereto) would not cause a default under the terms of any contract to which the Trust or any of its subsidiaries is a party or reasonably expects to become a party and (C) the Requesting Person's ownership of Shares in excess of the

    Ownership Limit pursuant to the exception requested hereunder (together with the ownership of Shares by all other Persons as permitted under this Article V, taking into account any previously granted exceptions pursuant hereto) is in the best interests of the Trust; and (ii)(A) prior to granting any exception pursuant to this Section 5.2.7(a), the Board of Trustees may require a ruling from the Internal Revenue Service, a ruling from a foreign regulatory body with jurisdiction over a Foreign REIT, or an opinion of counsel, in each case in form and substance satisfactory to the Board of Trustees in its sole discretion, as it may deem necessary or advisable in order to determine or ensure any Investee's status as a REIT or Foreign REIT and (B) such Requesting Person provides to the Board of Trustees, for the benefit of the Trust, such representations and undertakings, if any, as the Board of Trustees may, in its discretion, determine to be necessary in order for it to make the determination that the conditions set forth in Section 5.2.7(a)(i) have been and/or will continue to be satisfied (including, without limitation, an agreement as to a reduced Ownership Limit or Excepted Holder Limit for such Requesting Person with respect to the Constructive Ownership of one or more other classes or series of Equity Shares not subject to the exception), and such Requesting Person agrees that any violation of such representations and undertakings or any attempted violation thereof will give rise to the application of the remedies set forth in Sections 5.2.1(b) and 5.2.2 with respect to Equity Shares held in excess of the Ownership Limit or the Excepted Holder Limit (as may be applicable) with respect to such Requesting Person (determined without regard to the exception granted such Requesting Person under this Section 5.2.7(a). If a member of the Board of Trustees requests that the Board of Trustees grant an exception pursuant to this Section 5.2.7 with respect to such member, or with respect to any other Person if such member of the Board of Trustees would be considered to be the Beneficial Owner or Constructive Owner of Equity Shares owned by such other Person, such member of the Board of Trustees shall not participate in the decision of the Board of Trustees as to whether to grant any such exception.

            (b)   In determining whether to grant any exemption pursuant to Section 5.2.7(a), the Trustees may consider, among other factors, (i) the general reputation and moral character of the Requesting Person, (ii) whether ownership of Equity Shares would be direct or through ownership attribution, (iii) whether the Person's ownership of Equity Shares would adversely affect any Investee's ability to acquire additional properties or additional investments in other issuers, (iv) whether granting an exemption for the Requesting Person would adversely affect any of the Trust's existing contractual arrangements, (v) whether the Requesting Person has been approved as an owner of the Trust by all regulatory or other governmental authorities who have jurisdiction over the Trust and (vi) whether the Requesting Person is attempting to change control of the Trust or affect its policies in a way which the Board of Trustees, in its discretion, considers adverse to the best interest of the Trust or its Shareholders. Nothing in this Section 5.2.7(b) shall be interpreted to mean that the Board of Trustees may not act in its discretion in making any determination under Section 5.2.1(b).

            (c)   An underwriter or initial purchaser that participates in a public offering or a private placement of Equity Shares (or securities convertible into or exchangeable for Equity Shares) may Beneficially Own or Constructively Own Equity Shares (or securities convertible into or exchangeable for Equity Shares) in excess of the Ownership Limit or the limitations in Section 5.2.1(a)(ii), but only to the extent necessary to facilitate such public offering or private placement as determined by the Board of Trustees.

        Section 5.3.    Transfer of Equity Shares in Trust.

          Section 5.3.1    Ownership in Trust.    Upon any purported Transfer or other event described in Section 5.2.1(b) that results in a transfer of Equity Shares to a Charitable Trust, such Equity Shares shall be deemed to have been transferred to the Charitable Trustee as trustee or trustees, as applicable, of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries (except to the extent otherwise provided in Section 5.3.5). Such transfer to the Charitable Trustee shall be deemed to be effective as of the time provided in Section 5.2.1(b). Any Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 5.3.7. Each Shareholder, to the fullest extent permitted by law, hereby constitutes and appoints the Charitable Trustee or, in the absence of a Charitable Trustee, any Trustee, with full power of substitution, as such Shareholder's true and lawful agent and attorney-in-fact, with full power and authority in the name, place and stead of such Shareholder, to take all further action, if any, necessary to cause the Excess Shares to be transferred to a Charitable Trust for the benefit of a Charitable Beneficiary as contemplated by this Article V and to fully implement the purposes and effects of this Article V with respect to all Excess Shares.

          Section 5.3.2    Status of Shares Held by a Charitable Trustee.    Equity Shares held by a Charitable Trustee shall be issued and outstanding Equity Shares of the Trust. The Prohibited Owner shall:

            (a)   have no rights in the shares held by the Charitable Trustee;

            (b)   not benefit economically from ownership of any shares or other property held in trust by the Charitable Trustee (except to the extent otherwise provided in Section 5.3.5);

            (c)   have no rights to dividends or other distributions;

            (d)   not possess any rights to vote or other rights attributable to the shares held in the Charitable Trust; and

            (e)   have no claim, cause of action or other recourse whatsoever against the purported transferor of such Equity Shares.

          Section 5.3.3    Dividend and Voting Rights.    The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Equity Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary (except to the extent otherwise provided in Section 5.3.5). Any dividend or other distribution paid with respect to any Equity Shares which constituted Excess Shares at such time and prior to the Equity Shares having been transferred to the Charitable Trustee shall be paid to the Charitable Trustee by the Prohibited Owner upon demand and any dividend or other distribution authorized but unpaid with respect to such Equity Shares shall be paid when due to the Charitable Trustee. Any dividends or distributions so paid to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust and effective as of the date that Equity Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee's sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner with respect to such Equity Shares at any time such Equity Shares constituted Excess Shares with respect to such Prohibited Owner and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible action, then the Charitable Trustee shall not have the power to rescind and recast such vote. Notwithstanding the provisions of this Article V, until the Equity Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of Shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Shareholders.

          Section 5.3.4    Rights upon Liquidation.    Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Trust, the Charitable Trustee shall be entitled to receive, ratably with each other holder of Equity Shares of the class or series of Equity Shares that is held in the Charitable Trust, that portion of the assets of the Trust available for distribution to the holders of such class or series (determined based upon the ratio that the number of shares of such class or series of Equity Shares held by the Charitable Trustee bears to the total number of shares of such class or series of Equity Shares then outstanding). The Charitable Trustee shall distribute any such assets received in respect of the Equity Shares held in the Charitable Trust in any liquidation, dissolution or winding up or distribution of the assets of the Trust, in accordance with Section 5.3.5.

          Section 5.3.5    Sale of Shares by Charitable Trustee.    Unless otherwise directed by the Board of Trustees, within 20 days of receiving notice from the Trust that Equity Shares have been transferred to the Charitable Trust, or as soon thereafter as practicable, the Charitable Trustee shall sell the Equity Shares held in the Charitable Trust (together with the right to receive dividends or other distributions with respect to any Equity Shares transferred to the Charitable Trustee as a result of the operation of Section 5.2.1(b)) to a Person, designated by the Charitable Trustee, whose ownership of the Equity Shares will not violate the Ownership Limit. Upon such sale, the interest of the Charitable Beneficiary in the Equity Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 5.3.5. A Prohibited Owner shall receive the lesser of (a) the net price paid by the Prohibited Owner for the Equity Shares or, if the Prohibited Owner did not give value for the Equity Shares in connection with the event causing the Equity Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Equity Shares on the day of the event causing the Equity Shares to be held in the Charitable Trust, less the costs, expenses and compensation of the Charitable Trustee and the Trust as provided in Section 5.4 and (b) the net sale proceeds received by the Charitable Trustee from the sale or other disposition of the Equity Shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary, less the costs, expenses and compensation of the Charitable Trustee and the Trust as provided in Section 5.4. If such Equity Shares are sold by a Prohibited Owner, then (a) such Equity Shares shall be deemed to have been sold on behalf of the Charitable Trust and (b) to the extent that the Prohibited Owner received an amount for such Equity Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 5.3.5, such excess shall be paid promptly to the Charitable Trustee upon demand.

          Section 5.3.6    Trust's Purchase Right in Excess Shares.    Notwithstanding any transfer of Excess Shares to a Charitable Trust pursuant to this Article V, Excess Shares shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such Equity Shares becoming Excess Shares (or, if the Prohibited Owner did not give value for such Equity Shares, such as in the case of a devise, gift or other such transaction, the Market Price per such Equity Share on the day of the event causing the Equity Shares to become Excess Shares) and (b) the Market Price per such share on the date the Trust, or its designee, accepts such offer, in each case of clauses (a) and (b) of this sentence, less the costs, expenses and compensation of the Charitable Trustee, if any, and the Trust as provided in Section 5.4. The Trust shall have the right to accept such offer until the Charitable Trustee, if any, has sold the Equity Shares held in the Charitable Trust, if any, pursuant to Section 5.3.5. Upon such a sale to the Trust, if a Charitable Trust has been established pursuant to this Article V, the interest of the Charitable Beneficiary in the Equity Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and the Charitable Beneficiary as provided in Section 5.3.5.

          Section 5.3.7    Designation of Charitable Beneficiaries.    By written notice to the Charitable Trustee, the Trust shall designate from time to time one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) Equity Shares held in the Charitable Trust would not violate the restrictions set forth in Section 5.2.1(a) in the hands of such Charitable Beneficiary and (b) contributions to each such organization shall be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. The Charitable Beneficiary shall not obtain any enforceable right to the Charitable Trust or any of its trust corpus until so designated and thereafter any such rights remain subject to the provisions of this Article V, including, without limitation, Section 5.3.8.

          Section 5.3.8    Retroactive Changes.    Notwithstanding any other provisions of this Article V, the Board of Trustees is authorized and empowered to retroactively amend, alter or repeal any rights which the Charitable Trust, the Charitable Trustee or the Charitable Beneficiary may have under this Article V, including, without limitation, granting retroactive Excepted Holder status to any otherwise Prohibited Owner, with the effect of any transfer of Excess Shares to a Charitable Trust being fully and retroactively revoked; provided, however, that the Board of Trustees shall not have the authority or power to retroactively amend, alter or repeal any obligations to pay amounts incurred prior to such time and owed or payable to the Charitable Trustee pursuant to Section 5.4.

        Section 5.4.    Costs, Expenses and Compensation of Charitable Trustee and the Trust.

          Section 5.4.1    Indemnification of the Charitable Trustee.    The Charitable Trustee shall be indemnified by the Trust or from the proceeds from the sale of Equity Shares held in the Charitable Trust, as further provided in this Article V, for its costs and expenses reasonably incurred in connection with conducting its duties and satisfying its obligations pursuant to this Article V.

          Section 5.4.2    Compensation.    The Charitable Trustee shall be entitled to receive reasonable compensation for services provided by the Charitable Trustee in connection with serving as a Charitable Trustee, the amount and form of which shall be determined by agreement of the Board of Trustees and the Charitable Trustee.

          Section 5.4.3    Reimbursement of Costs, Expenses and Compensation.    Costs, expenses and compensation payable to the Charitable Trustee pursuant to Sections 5.4.1 and 5.4.2 may be funded from the Charitable Trust or by the Trust. The Trust shall be entitled to reimbursement on a first priority basis (after payment in full of amounts payable to the Charitable Trustee pursuant to Sections 5.4.1 and 5.4.2) from the Charitable Trust for any such amounts funded by the Trust. Costs and expenses incurred by the Trust in the process of enforcing the ownership limitation set forth in Section 5.2.1(b), in addition to reimbursement of costs, expenses and compensation of the Charitable Trustee which have been funded by the Trust, may be collected from the Charitable Trust; provided, however, that the ability of the Trust to fund its costs from the Charitable Trust shall not relieve the Prohibited Owner from his or her obligation to reimburse the Trust for costs under Section 8.9, except to the extent the Trust has in fact been previously paid from the Charitable Trust; nor will the possibility of the Trust receiving payment from the Charitable Trust create a marshalling obligation which would require the Trust to reimburse itself from the Charitable Trust before enforcing the Trust's claims under Section 8.9 or otherwise.

        Section 5.5.    NYSE Amex LLC Transactions and Contracts.    Nothing in this Article V shall preclude the settlement of any transaction entered into through the facilities of the NYSE Amex LLC or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction takes place shall not negate the effect of any other provision of this Article V and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article V. Any affirmative vote or consent of the Trustees or Shareholders required by this Declaration shall be in addition to the vote or consent of Trustees or Shareholder required by law or by any agreement between the Trust and the NYSE Amex LLC or any other national securities exchange.

        Section 5.6.    Enforcement.    The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article V.

        Section 5.7.    Non-Waiver.    No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

        Section 5.8.    Enforceability.    If any of the restrictions on transfer of Shares contained in this Article V are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then, to the fullest extent permitted by law, the Prohibited Owner may be deemed, at the option of the Trust, to have acted as an agent of the Trust in acquiring such Equity Shares and to hold such Equity Shares on behalf of the Trust.

        Section 5.9.    Continued Effect.    The provisions of this Article V shall continue in full force and effect indefinitely, regardless of whether or not the Trust qualifies as a REIT.

ARTICLE VI

SHAREHOLDERS' VOTING POWERS AND MEETINGS

        Section 6.1.    General.     Except as otherwise provided in this Article VI or elsewhere in this Declaration, Shareholders shall have such power to vote as is provided for in, and shall and may hold meetings and take actions pursuant to, the provisions of the Bylaws.

        Section 6.2.    Voting Powers as to Certain Transactions.     (a) Except as otherwise provided in Section 6.2(b), the affirmative vote or consent of at least a majority of the Trustees of the Trust then in office and, except where a different voting standard is required by the 1940 Act or any other applicable law, at least a majority of all the votes cast at a meeting of Shareholders duly called and at which a quorum is present (by class or series or in combination as may be established in the Bylaws or by the Trustees) shall be necessary to authorize any of the following actions:

            (i)  the merger or consolidation or share exchange of the Trust with or into any other Person or company (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization) or of any such Person or company with or into the Trust;

           (ii)  the sale, lease or transfer of all or substantially all of the Trust's assets; or

          (iii)  the liquidation or termination of the Trust.

            (b)   Notwithstanding anything to the contrary in Section 6.2(a): (i) the granting of a pledge or security interest in all or substantially all of the Trust's assets may be done by majority vote of the Trustees then in office and without Shareholder approval even if such pledge may result in sale or transfer of all or substantially all of the Trust's assets in the event that the Trust defaults upon obligations which are secured by such security interest or pledge; and (ii) if any of the actions described in Section 6.2(a) are approved by 75% of the Trustees then in office, then no Shareholder approval will be required for such actions except to the extent Shareholder approval is required by applicable law, and, if approval by Shareholders is required by applicable law, the vote required shall be a majority (or the least amount legally permitted if higher than a simple majority) of Shares voted or, if applicable law does not permit approval by a percentage of Shares voted, the vote required shall be a majority (or the least amount legally permitted if higher than a simple majority) of Shares outstanding and entitled to vote.

        Section 6.3.    Voting Rights.     Subject to the provisions of any class or series of Shares then outstanding, the Shareholders shall be entitled to vote only on the following matters: (a) election of Trustees as provided in Section 4.1 and the removal of Trustees as provided in Section 4.2; (b) amendment of this Declaration as provided in Section 11.2; (c) conversion to an open-end company as provided in Section 6.4; (d) the matters provided for in Section 6.2; (e) such other matters required by the 1940 Act or any other applicable law to be approved by Shareholders; and (f) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Shareholders for approval or ratification. Except with respect to the matters set forth in clauses (a) through (e) of this Section 6.3, no action taken by the Shareholders at any meeting shall in any way bind the Board of Trustees.

        Section 6.4.    Conversion to Open-End Company.     Notwithstanding any other provisions in this Declaration or the Bylaws, the conversion of the Trust or any class or series of Shares from a "closed-end company" to an "open-end company", as those terms are defined in Sections 5(a)(2) and 5(a)(1), respectively, of the Investment Company Act of 1940 (as in effect on the date of this Declaration), together with any necessary amendments to this Declaration to permit such a conversion, shall require the affirmative vote or consent of at least 75% of each class of Shares outstanding and entitled to vote on the matter and 75% of the Trustees then in office.

        Section 6.5.    Shareholder Meetings.     Except as required by applicable law, actions by Shareholders which are required or permitted may only be taken at a meeting, and Shareholder meetings may only be called by the Trustees.

        Section 6.6.    Inspection of Records.     Shareholders shall have no right under the Act to inspect the records of the Trust, including, without limitation, Shareholder lists, documents, accounts and books of the Trust. All Shareholders' requests to inspect the records of the Trust shall be submitted by Shareholders to the Trustees in writing. Upon receipt of such requests, the Trustees may establish procedures for such inspections. To preserve the integrity of the Trust's records, the Trustees may provide certified copies of Trust records rather than originals. The Trustees shall not be required to create records or obtain records from third parties to satisfy Shareholders' requests. The Trustees may require Shareholders to pay in advance or otherwise indemnify the Trust for the costs and expenses of Shareholders' inspection of records. Nothing in this Section 6.6 is intended nor shall be construed to permit Shareholders to inspect the records of the Trust except as may be permitted by the Trustees.

ARTICLE VII

DISTRIBUTIONS AND DETERMINATION OF NET ASSET VALUE

        Section 7.1.    Distributions.     The Trustees may each year, or more frequently if they so desire, but need not, authorize the Trust to distribute to the Shareholders of any or all classes or series of Shares such income and gains, accrued or realized, as the Trustees may determine, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices and subject to the preferences, special or relative rights and privileges of the various classes or series of Shares. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Shareholders. Distributions of income for each year or other period, if any be made, may be made in one or more payments, which shall be in Shares, in cash or otherwise and on a date or dates and as of a record date or dates determined by the Trustees. At any time and from time to time in their discretion, the Trustees may authorize the Trust to distribute to the Shareholders as of a record date or dates determined by the Trustees, in Shares, in cash or otherwise, all or part of any gains realized on the sale or disposition of property or otherwise, or all or part of any other principal of the Trust. Each distribution pursuant to this Section 7.1 to the Shareholders of a particular class or series shall be made ratably according to the number of Shares of such class or series held by the several Shareholders on the applicable record date thereof, provided, that, no distribution need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine. Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.2, or at such other value as may be specified by the Bylaws or as the Trustees may from time to time determine, subject to applicable laws and regulations then in effect.

        Section 7.2.    Determination of Net Asset Value.     The net asset value per share of each class and each series of Shares of the Trust shall be determined in accordance with the 1940 Act and any related procedures adopted by the Trustees from time to time. Determinations made under and pursuant to this Section 7.2 in good faith shall be binding on all parties concerned.

ARTICLE VIII

DUTIES, LIABILITY LIMITATION, INDEMNIFICATION, TRANSACTIONS WITH
THE TRUST AND IMPACT OF CORPORATE LAW

        Section 8.1.    Generally.     The duties of the Trustees shall be as provided by this Declaration. Each Trustee shall exercise such rights and powers vested in the Trustees by the Act, this Declaration and the Bylaws in good faith, in a manner that the Trustee reasonably believes to be in the best interests of the Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. A Trustee's act, or failure to act, shall be presumed to satisfy the standards set forth in the preceding sentence. No Trustee shall have or be deemed to have any fiduciary or other duty to the Trust, any Shareholder, any Trustee, or any other person, except for such duties expressly provided by this Declaration or in the 1940 Act. The provisions of this Declaration, to the extent that they restrict or otherwise limit the duties and liabilities of the Trustees otherwise existing under applicable law are agreed by the parties hereto to replace such other duties and liabilities of the Trustees.

        Section 8.2.    Limitation of Trustee Liability.     The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser, sub-adviser, manager or underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. To the maximum extent permitted by Maryland law in effect from time to time permits the limitation of the liability of trustees and officers of a statutory trust, no present or former Trustee or officer of the Trust shall be liable to the Trust or to any Shareholder for money damages. Nothing herein contained shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the conduct of his or her required duties. Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

        Section 8.3.    Indemnification of Shareholders.     In the event that any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be indemnified by the Trust out of the Trust's property against all loss and expense arising from such liability.

        Section 8.4.    Indemnification of Trustees, Officers etc.     To the maximum extent permitted by Maryland law in effect from time to time, the Trust may indemnify a Trustee or officer (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a

"Covered Person") against all liabilities and expenses, including, without limitation, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII.

        Section 8.5.    Indemnification Not Exclusive.     The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law.

        Section 8.6.    Transactions Between the Trust and its Trustees, Officers, Employees and Agents.

            (a)   Subject to any express restrictions adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind, whether or not any of its Trustees, officers, employees or agents has a financial interest in such transaction, with any person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust or in which a Trustee, officer, employee or agent of the Trust has a material financial interest. To the extent permitted by applicable law, a contract or other transaction between the Trust and any Trustee or between the Trust and RMR Advisors, or any other corporation, trust, firm, or other entity in which any Trustee is a director or trustee or has a material financial interest shall not be void or voidable if:

                (i)  The fact of the common directorship, trusteeship or interest is disclosed or known to the Trustees or a proper committee thereof, and the Trustees or such committee authorizes, approves or ratifies the contract or transaction by the affirmative vote of a majority of disinterested Trustees, even if the disinterested Trustees constitute less than a quorum; or

               (ii)  The contract or transaction is authorized, approved, or ratified by a majority of Shares voted or, if applicable law does not permit approval by a percentage of Shares voted, the vote required shall be a majority (or the least amount legally permitted if higher than the majority) of Shares outstanding and entitled to vote; or

              (iii)  The contract or transaction is fair and reasonable to the Trust.

            (b)   Whether or not they may be legally entitled to vote on the matters described in this Section 8.5, interested Trustees or the Shares owned by them or by an interested corporation,

    trust, firm or other entity may be counted in determining the presence of a quorum at a meeting of the Trustees or a committee thereof or at a meeting of the Shareholders, as the case may be, at which the contract or transaction is authorized, approved or ratified.

            (c)   The failure of a contract or other transaction between the Trust and any Trustee or between the Trust and RMR Advisors or any other corporation, trust, firm, or other entity in which any Trustee is a director or trustee or has a material financial interest to satisfy the criteria set forth in Section 8.6(a) shall not create any presumption that such contract or other transaction is void, voidable or otherwise invalid, and any such contract or other transaction shall be valid to the fullest extent permitted by applicable law.

        Section 8.7.    General Corporation Law.     To the fullest extent permitted by applicable law, the establishment of Trustees limitation of liability as set forth in Section 8.2 and the providing of indemnity or contracting with related parties described in this Article VIII in accordance with terms and procedures not materially less favorable to the Trust than the maximum discretion and maximum indemnification permitted by the Maryland General Corporation Law (as in effect at the time such provision was adopted or such contract or transaction was entered into or as it may thereafter be in effect) shall be deemed to have satisfied the criteria set forth in this Article VIII; but nothing herein is intended to require that the terms and procedures established by the Maryland General Corporation Law shall be required to limit liability, to provide indemnification or for contracting as set forth in this Article VIII.

        Section 8.8.    Right of Trustees, Officers, Employees and Agents to Own Shares or Other Property and to Engage in Other Business.     Subject to any restrictions which may be adopted by the Trustees in the Bylaws or otherwise, any Trustee or officer, employee or agent of the Trust may acquire, own, hold and dispose of Shares in the Trust, for his or her individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he or she were not a Trustee or officer, employee or agent of the Trust. Any Trustee or officer, employee or agent of the Trust may, in his or her personal capacity or in the capacity of trustee, officer, director, stockholder, partner, member, advisor or employee of any Person or otherwise, have business interests and engage in business activities similar to or in addition to those relating to the Trust, which interests and activities may be similar to and competitive with those of the Trust and may include the investing in securities of real estate or other companies or in other interests in Persons engaged in real estate or other businesses. Each Trustee, officer, employee and agent of the Trust shall be free of any obligation to present to the Trust any investment opportunity which comes to him or her in any capacity other than solely as Trustee, officer, employee or agent of the Trust even if such opportunity is of a character which, if presented to the Trust, could be taken by the Trust. Any Trustee or officer, employee or agent of the Trust may be interested as trustee, officer, director, stockholder, partner, member, advisor or employee of, or otherwise have a direct or indirect interest in: (a) any Person who may be engaged to render advice or services to the Trust, (b) any Person in which the Trust has invested or may invest, (c) any Person from which the Trust has purchased or may purchase securities or other property and (d) any Person to which the Trust has sold or may sell securities or other property; and such Trustee, officer, employee or agent of the Trust may receive compensation from such other Person as well as compensation as Trustee, officer, employee or agent or otherwise hereunder. None of these activities shall be deemed to conflict with his or her duties and powers as Trustee or officer, employee or agent of the Trust.

        Section 8.9.    Indemnification of the Trust.     To the fullest extent permitted by law, each Shareholder will be liable to the Trust for, and indemnify and hold harmless the Trust (and any subsidiaries or affiliates thereof) from and against, all costs, expenses, penalties, fines or other amounts, including without limitation, reasonable attorneys' and other professional fees, whether third party or internal, arising from such Shareholder's breach or failure to fully comply with any covenant, condition or provision of this Declaration or the Bylaws or any action against the Trust in which such

Shareholder is not the prevailing party, and shall pay such amounts on demand, together with interest on such amounts, which interest will accrue at the lesser of the Trust's highest marginal borrowing rate, per annum compounded, and the maximum amount permitted by law, from the date such costs or the like are incurred until the receipt of payment.

        Section 8.10.    Trustees, Shareholders, etc. Not Personally Liable; Notice.     All persons extending credit to, contracting with or having any claim against the Trust or a particular series or class of Shares shall look only to the assets of the Trust or the assets of that particular series or class of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

        Section 8.11.    Trustees and Officers Good Faith Action, Expert Advice, No Bond or Surety.    The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee or officer shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees or officers may take advice of counsel or other experts with respect to the meaning and operation of this Declaration, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees and officers shall not be required to give any bond as such, nor any surety if a bond is required.

        Section 8.12.    Liability of Third Persons Dealing with Trustees.     No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

ARTICLE IX

REGULATORY COMPLIANCE AND DISCLOSURE

        Section 9.1.    Actions Requiring Regulatory Compliance Implicating the Trust.     If any Shareholder (whether individually or constituting a group, as determined by the Board of Trustees), by virtue of such Shareholder's ownership interest in the Trust or actions taken by the Shareholder affecting the Trust, triggers the application of any requirement or regulation of any federal, state, municipal or other governmental or regulatory body on the Trust or any subsidiary (as defined below) of the Trust or any of their respective businesses, assets or operations, including, without limitation, any obligations to make or obtain a Governmental Action (as defined below), such Shareholder shall promptly take all actions necessary and fully cooperate with the Trust to ensure that such requirements or regulations are satisfied without restricting, imposing additional obligations on or in any way limiting the business, assets, operations or prospects of the Trust or any subsidiary of the Trust. If the Shareholder fails or is otherwise unable to promptly take such actions so to cause satisfaction of such requirements or regulations, the Shareholder shall promptly divest a sufficient number of shares of the Trust necessary to cause the application of such requirement or regulation to not apply to the Trust or any subsidiary of the Trust. If the Shareholder fails to cause such satisfaction or divest itself of such sufficient number of shares of the Trust by not later than the 10th day after triggering such requirement or regulation referred to in this Section 9.1, then any shares of the Trust beneficially owned by such Shareholder at and in excess of the level triggering the application of such requirement or regulation shall be deemed to constitute shares held in excess of the Ownership Limit set forth in Article V and be subject to the provisions of Article V and any actions triggering the application of such a requirement or regulation may be deemed by the Trust to be of no force or effect. Moreover, if the Shareholder who triggers the application of any regulation or requirement fails to satisfy the requirements or regulations or to take curative actions within such 10 day period, the Trust may take all other actions which the Board of

Trustees deems appropriate to require compliance or to preserve the value of the Trust's assets; and the Trust may charge the offending Shareholder for the Trust's costs and expenses as well as any damages which may result to the Trust. For purposes of this Article IX, (a) "Governmental Action" shall mean the consent, approval or other action of any federal, state, municipal or other governmental or regulatory body and (b) "subsidiary" shall include, with respect to a person, any corporation, partnership, joint venture or other entity of which such person (A) owns, directly or indirectly, 10% or more of the outstanding voting securities or other interests or (B) has a person designated by such person serving on, or a right, contractual or otherwise, to designate a person, so to serve on, the board of directors (or analogous governing body).

        Section 9.2.    Compliance With Law.     Shareholders shall comply with all applicable requirements of federal and state laws, including all rules and regulations promulgated thereunder, in connection with such Shareholder's ownership interest in the Trust and all other laws which apply to the Trust or any subsidiary of the Trust or their respective businesses, assets or operations and which require action or inaction on the part of the Shareholder.

        Section 9.3.    Limitation on Voting Shares or Proxies.     Without limiting the provisions of Section 9.1, if a Shareholder (whether individually or constituting a group, as determined by the Board of Trustees), by virtue of such Shareholder's ownership interest in the Trust or its receipt or exercise of proxies to vote Shares owned by other Shareholders, would not be permitted to vote the Shareholder's Shares or proxies for Shares in excess of a certain amount pursuant to applicable law but the Board of Trustees determines that the excess Shares or Shares represented by the excess proxies are necessary to obtain a quorum, then such Shareholder shall not be entitled to vote any such excess Shares or proxies, and instead such excess Shares or proxies may, to the fullest extent permitted by law, be voted by the RMR Advisors (or by another person designated by the Trustees) in proportion to the total Shares otherwise voted on such matter.

        Section 9.4.    Representations, Warranties and Covenants Made to Governmental or Regulatory Bodies.     To the fullest extent permitted by law, any representation, warranty or covenant made by a Shareholder with any governmental or regulatory body in connection with such Shareholder's interest in the Trust or any subsidiary of the Trust shall be deemed to be simultaneously made to, for the benefit of and enforceable by, the Trust and any applicable subsidiary of the Trust.

        Section 9.5.    Board of Trustees' Determinations.     The Board of Trustees shall be empowered to make all determinations regarding the interpretation, application, enforcement and compliance with any matters referred to or contemplated by this Article IX.

ARTICLE X

MISCELLANEOUS

        Section 10.1.    Duration and Termination of Trust.     Unless terminated as provided in Article VI, the Trust shall continue without limitation of time. Upon termination of the Trust, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated of the Trust, as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash or shares or other property, and distribute the proceeds to the Shareholders ratably according to the number of Shares and according to the series or class held by the several Shareholders on the date of termination. Any series or class of Shares other than Common Shares may be terminated or redeemed by the Trust pursuant to terms established by the Trustees or in the Bylaws. A termination or redemption of Common Shares shall be considered a liquidation or termination of the Trust and shall only be accomplished pursuant to the terms established in Article VI, provided, however, a partial redemption or termination of Common Shares of up to 10% of the number of Common Shares outstanding in any 12 month period (the 10% amount being determined on the day before the first redemption or termination in each such 12 month period) may be accomplished by the Trust pursuant to a vote of 75% of the Trustees then in office.

        Section 10.2.    Filing of Copies, References, Headings.     The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust, where it may be inspected by any Shareholder. Each amendment hereto shall become effective when such amendment is authorized pursuant to the provisions hereto unless a later date is specified. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein", "hereof", and "hereunder", shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

        Section 10.3.    Applicable Law.     This Declaration is created under and is to be governed by and construed and administered according to the laws of the State of Maryland; provided, however, that notwithstanding the provisions of Section 12-102(a) of the Act, to the maximum extent permitted by applicable law, no law of the State of Maryland (whether common, statutory, or other law) pertaining to trusts, if and to the extent inconsistent with the provisions of this Declaration, shall be applicable to the Trust or the parties to this Declaration. The Trust is a Maryland statutory trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust and the Trustees may excise all powers which are ordinarily exercised by trustees of such a trust.

        Section 10.4.    Trust Only.     It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Nothing in this Declaration, however, shall prevent the Trust from being a corporation or association for tax purposes.

        Section 10.5.    Address of the Trust and Trustees; Agent for Service of Process.     The name of the resident agent of the Trust in the State of Maryland is CSC-Lawyers Incorporation Service Company, whose address is 7 St. Paul St. Suite 820, Baltimore, MD 21202. The resident agent is a Maryland corporation. The principal office of the Trust in the State of Maryland is c/o CSC-Lawyers Incorporation Service Company, 7 St. Paul St. Suite 820, Baltimore, MD 21202. The Trust may have other offices and may change its principal office address by vote of its Trustees. The offices of the Trust and the Trustees, including the principal office, may be located within or outside Maryland.

ARTICLE XI

AMENDMENTS, BYLAWS AND CONSTRUCTION

        Section 11.1.    Amendments by Trustees.     Amendments to this Declaration for the purpose of (a) changing the name of the Trust, (b) changing the domicile of the Trust without changing the substance of this Declaration (other than changes made in light of any such change in domicile which the Board of Trustees determines appropriate) or (c) supplying any omission, curing any ambiguity, correcting any defective or inconsistent provision or error or clarifying the meaning and intent of this Declaration, may be made at any time by the Board of Trustees, in its sole discretion, without Shareholder approval. Amendments to the Certificate of Trust for any purpose may be made at any time by the Board of Trustees without Shareholder approval.

        Section 11.2.    Amendments by Shareholders and Trustees.

          (a)   Except as otherwise provided in Sections 11.1 and 11.2(b), the affirmative vote of a majority of Trustees then in office and at least 75% of the Shares outstanding and entitled to vote (by class or series or in combination as may be established in the Bylaws or by the Board of Trustees) shall be required to amend, alter, change or repeal any provision of this Declaration.

          (b)   Notwithstanding anything to the contrary in Section 9.2(a), if an amendment to this Declaration is approved by 75% of the Trustees then in office, no Shareholder approval will be required for that amendment to be effective, except to the extent Shareholder approval is required by applicable law; and, if applicable law requires Shareholder approval, the vote required shall be the lesser of a majority of Shares voted or the least amount legally required.

        Section 11.3.    Bylaws.    The Board of Trustees may adopt, amend, change or repeal Bylaws which shall govern the conduct of business by this Trust. Except as they may directly contradict provisions of this Declaration, the Bylaws may implement and interpret this Declaration.

        Section 11.4.    Construction.    If any provision of this Declaration is determined to be unlawful by a court or regulatory body of competent jurisdiction, the remainder of this Declaration shall remain in full force and effect and the offending provision shall be construed to achieve the purpose of the offending provision to the extent legally possible. The re-construction of an unlawful provision shall be made by the Board of Trustees, or, in the absence of action by the Board of Trustees, by the court or regulatory body which determined the provision to be unlawful.

[signature page follows]

        IN WITNESS HEREOF, the undersigned being all the Trustees of the Trust have executed this instrument as of the date first written above.

John L. Harrington
Joseph L. Morea
Adam D. Portnoy
Barry M. Portnoy
Jeffrey P. Somers

[signature page to Declaration of Trust of RMR Real Estate Income Fund]

Exhibit D

FORM OF BYLAWS

OF

RMR REAL ESTATE INCOME FUND

(Dated as                , 20    )

ARTICLE I

AGREEMENT AND DECLARATION OF TRUST

        1.1    Agreement and Declaration of Trust.    These Bylaws shall be subject to the Agreement and Declaration of Trust, as amended or restated from time to time (the "Declaration of Trust"), of RMR Real Estate Income Fund, a Maryland statutory trust (the "Trust"). Capitalized terms used in these Bylaws and not otherwise defined herein shall have the meanings given to such terms in the Declaration of Trust.

ARTICLE II

TRUSTEES

        2.1    General Powers; Qualifications; Trustees Holding Over.    The business and affairs of the Trust shall be managed under the direction of its Board of Trustees. A Trustee shall be an individual at least 21 years of age who is not under legal disability. To qualify for nomination or election as a Trustee, an individual, at the time of nomination and election, shall, without limitation, (a) have substantial expertise or experience relevant to the business of the Trust and its subsidiaries (as defined in Section 8.12(f)(iii)), (b) not have been convicted of a felony and (c) meet the qualifications of an Independent Trustee or a Managing Trustee, each as defined in Section 2.2, as the case may be, depending upon the position for which such individual may be nominated and elected. In case of failure to elect Trustees at an annual meeting of Shareholders, the incumbent Trustees shall hold over and continue to direct the management of the business and affairs of the Trust until they may resign or until their successors are elected and qualify.

        2.2    Independent Trustees and Managing Trustees.    A majority of the Trustees holding office shall at all times be Independent Trustees; provided, however, that upon a failure to comply with this requirement as a result of the creation of a temporary vacancy, whether as a result of enlargement of the Board of Trustees or the resignation, removal or death of a Trustee who is an Independent Trustee, such requirement shall not be applicable. An "Independent Trustee" is one who is not an employee of the investment adviser of the Trust, who is not involved in the Trust's day-to-day activities, who is not an "interested person" of the Trust (as defined in the 1940 Act), except for the fact of his or her being a Trustee, and who meets the qualifications of an independent director under the applicable rules of each stock exchange upon which shares of the Trust are listed for trading and the Securities and Exchange Commission (the "SEC"), as those requirements may be amended from time to time. If the number of Trustees, at any time, is set at less than five, at least one Trustee shall be a Managing Trustee. So long as the number of Trustees shall be five or greater, at least two Trustees shall be Managing Trustees. "Managing Trustees" shall mean Trustees who are not Independent Trustees and who have been employees, officers or directors of the investment adviser of the Trust or involved in the day-to-day activities of the Trust during the one year prior to their election. If at any time the Board of Trustees shall not be comprised of a majority of Independent Trustees or shall not have the requisite number of Managing Trustees, the Board of Trustees shall take such actions as will cure the applicable condition; provided that the fact that the Board of Trustees does not have a majority of Independent Trustees or requisite number of Managing Trustees, as the case may be, or has not taken such action at any time or from time to time shall not affect the validity of any action taken by the Board of Trustees.

        2.3    Number of Trustees.    The number of Trustees shall be initially set at five. Each of the Trustees shall be designated as a Class I, Class II or Class III Trustee as required by the Declaration of Trust. The number of Trustees constituting the entire Board of Trustees may be increased or decreased from time to time only by a vote of the Board of Trustees; provided, however, that the tenure of office of a Trustee shall not be affected by any decrease in the number of Trustees; provided, further, that the number of Trustees shall not be less than three.

        2.4    Regular Meetings.    Regular meetings of the Board of Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine; provided that notice of the first regular meeting following any such determination shall be given to absent Trustees.

        2.5    Special Meetings.    Special meetings of the Board of Trustees may be called at any time by any Managing Trustee, the President or pursuant to the request of any two Trustees then in office. The person or persons authorized to call special meetings of the Board of Trustees may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Board of Trustees called by them.

        2.6    Notice.    Notice of any special meeting shall be given by written notice delivered personally or by electronic mail, telephoned, facsimile transmitted, overnight couriered (with proof of delivery) or mailed to each Trustee at his or her business or residence address. Personally delivered, telephoned, facsimile transmitted or electronically mailed notices shall be given at least 24 hours prior to the meeting. Notice by mail shall be deposited in the U.S. mail at least 72 hours prior to the meeting. If mailed, such notice shall be deemed to be given when deposited in the U.S. mail properly addressed, with postage thereon prepaid. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Trust by the Trustee. Telephone notice shall be deemed given when the Trustee is personally given such notice in a telephone call to which he is a party. Facsimile transmission notice shall be deemed given upon completion of the transmission of the message to the number given to the Trust by the Trustee and receipt of a completed answer back indicating receipt. If sent by overnight courier, such notice shall be deemed given when delivered to the courier. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Trustees need be stated in the notice, unless specifically required by statute or these Bylaws.

        2.7    Quorum.    A majority of the Trustees shall constitute a quorum for transaction of business at any meeting of the Board of Trustees; provided that, if less than a majority of such Trustees are present at a meeting, a majority of the Trustees present may adjourn the meeting from time to time without further notice. The Trustees present at a meeting of the Board of Trustees which has been duly called and convened and at which a quorum was established may continue to transact business until adjournment, notwithstanding the withdrawal of a number of Trustees resulting in less than a quorum then being present at the meeting. Whether or not a Trustee votes on a matter at a meeting which he or she attends, he or she will nonetheless be considered present for purposes of establishing a quorum to consider the matter.

        2.8    Voting.    The action of the majority of the Trustees present at a meeting at which a quorum is or was present shall be the action of the Board of Trustees, unless the concurrence of a greater proportion is required for such action by specific provision of an applicable statute, the Declaration of Trust or these Bylaws. If enough Trustees have withdrawn from a meeting to leave fewer than are required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of Trustees necessary to constitute a quorum at such meeting shall be the action of the Board of Trustees, unless the concurrence of a greater proportion is required for such action by applicable law, the Declaration of Trust or these Bylaws.

        2.9    Telephonic Meetings.    Except as required by the 1940 Act or other applicable law, attendance at Board of Trustees meetings may be in person or by a teleconference or other communications medium by means of which all persons participating in the meeting can hear and speak with each other.

        2.10    Action by Written Consent.    Unless specifically otherwise provided in the Declaration of Trust, any action required or permitted to be taken at any meeting of the Board of Trustees may be taken without a meeting, if a majority of the Trustees shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the records of the Trust and shall have the same force and effect as the affirmative vote of such Trustees at a duly held meeting of the Board of Trustees at which a quorum was present.

        2.11    Waiver of Notice.    The actions taken at any meeting of the Trustees, however called and noticed or wherever held, shall be as valid as though taken at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the Trustees not present waives notice, consents to the holding of such meeting or approves the minutes thereof.

        2.12    Vacancies.    If for any reason any or all the Trustees cease to be Trustees, such event shall not terminate the Trust or affect these Bylaws or the powers of the remaining Trustees hereunder (even if fewer than three Trustees remain). Subject to the requirements of the 1940 Act or other applicable law, any vacancies in the Board of Trustees, including vacancies resulting from increases in the number of Trustees or otherwise, shall be filled by a majority of the Trustees then in office, whether or not sufficient to constitute a quorum, or by a sole remaining Trustee; provided, however, that if the Shareholders of any class or series of Shares are entitled separately to elect one or more Trustees, a majority of the remaining Trustees elected by that class or series or the sole remaining Trustee elected by that class or series may fill any vacancy among the number of Trustees elected by that class or series. A Trustee elected by the Trustees to fill any vacancy occurring in the Board of Trustees, whether occurring due to an increase in size of the Board of Trustees or by the death, resignation or removal of any Trustee, shall serve until the next annual meeting of Shareholders at which such Trustee's Class shall be elected and qualifies; subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any Trustee elected by Shareholders at an annual meeting to fill any vacancy occurring in the Board of Trustees, whether occurring due to an increase in size of the Board of Trustees or by the death, resignation or removal of any Trustee, that has arisen since the preceding annual meeting of Shareholders (which vacancy has not been filled by election of a new Trustee by the Trustees) shall hold office for a term which coincides with the remaining term of the Class of Trustee to which such office was previously assigned. Any person elected or appointed as a Trustee shall meet the criteria for office set forth from time to time in these Bylaws.

        2.13    Compensation.    The Trustees shall be entitled to receive such reasonable compensation for their services as Trustees as the Trustees may determine from time to time. Trustees may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Trustees or of any committee thereof; and for their expenses, if any, in connection with each property visit and any other service or activity performed or engaged in as Trustees. The Trustees shall be entitled to receive remuneration for services rendered to the Trust in any other capacity, and such services may include, without limitation, services as an officer of the Trust, services as an employee of RMR Advisors, legal, accounting or other professional services, or services as a broker, transfer agent or underwriter, whether performed by a Trustee or any person affiliated with a Trustee.

        2.14    Reliance.    Each Trustee, officer, employee and agent of the Trust shall, in the performance of his or her duties with respect to the Trust, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Trust or by RMR Advisors, accountants, appraisers or other experts or consultants selected by the Board of Trustees or officers of the Trust, regardless of whether such counsel or expert may also be a Trustee.

        2.15    Qualifying Shares Not Required.    Trustees need not be Shareholders.

        2.16    Emergency Provisions.    Notwithstanding any other provision in the Declaration of Trust or these Bylaws, this Section 2.16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Trustees under Article II cannot readily be obtained (an "Emergency"). During any Emergency, unless otherwise provided by the Board of Trustees, (a) a meeting of the Board of Trustees may be called by any Managing Trustee or officer of the Trust by any means feasible under the circumstances and (b) notice of any meeting of the Board of Trustees during such an Emergency may be given less than 24 hours prior to the meeting to as many Trustees and by such means as it may be feasible at the time, including publication, television or radio.

        2.17    Interested Trustee Transactions.    Section 2-419 of the Maryland General Corporation Law (the "MGCL") (or any successor statute) shall be available for and apply to any contract or other transaction between the Trust and any of its Trustees or between the Trust and any other trust, corporation, firm or other entity in which any of its Trustees is a trustee or director or has a material financial interest.

        2.18    Removal for Cause.    For purposes of the provisions in the Declaration of Trust regarding the removal of a Trustee, "Cause" shall mean, with respect to any particular Trustee, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Trustee caused demonstrable, material harm to the Trust through bad faith or active and deliberate dishonesty.

ARTICLE III

OFFICERS

        3.1    Enumeration; Qualification.    The officers of the Trust shall be a President, a Treasurer, a Secretary, and such other officers, if any, as the Trustees from time to time may in their discretion elect. The Trust may also have such agents as the Trustees from time to time may in their discretion appoint. Any two or more offices may be held by the same person.

        3.2    Election.    The President, the Treasurer, and the Secretary shall be elected annually by the Trustees. Other officers, if any, may be elected or appointed by the Trustees at any time. Vacancies in any office may be filled by the Board of Trustees at any time.

        3.3    Tenure.    Officers of the Trust shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each agent of the Trust shall retain authority at the pleasure of the Trustees.

        3.4    Powers.    Subject to the other provisions of these Bylaws, each officer of the Trust shall have, in addition to the duties and powers herein and in the Declaration of Trust set forth, such duties and powers as the Board of Trustees may from time to time designate.

        3.5    Chairman; President; Vice President.    Unless the Trustees otherwise provide, the Chairman of the Trustees or, if there is none or in the absence of the Chairman, the President shall preside at all meetings of the Shareholders and of the Trustees. Alternatively, the Trustees may designate one Trustee or another officer of the Trust to preside at such meetings. Any Vice President shall have such duties and powers as may be designated from time to time by the Trustees or the President.

        3.6    Treasurer; Assistant Treasurer.    The Treasurer shall be the chief financial and chief accounting officer of the Trust, and shall, subject to any arrangement made by the Trustees with a custodian, investment adviser, sub-adviser, manager, or transfer, shareholder servicing or similar agent, be in charge of the valuable papers, books of account and accounting records of the Trust, and shall have such other duties and powers as may be designated from time to time by the Trustees or by the President. Any Assistant Treasurer shall have such duties and powers as may be designated from time to time by the Trustees, the President or the Treasurer.

        3.7    Secretary; Assistant Secretary.    The Secretary (or his or her designee) shall record all proceedings of the Shareholders and the Trustees in books to be kept therefor, which books or a copy thereof shall be kept at the principal office of the Trust. In the absence of the Secretary from any meeting of Shareholders or Trustees, an Assistant Secretary, or if there be none or if he or she is absent, a temporary secretary chosen at such meeting shall record the proceedings thereof in the aforesaid books. Any Assistant Secretary shall have such duties and powers as may be designated from time to time by the Trustees, the President or the Secretary.

        3.8    Removal and Resignations.    Any officer or agent of the Trust may be removed by the Trustees at any time. Any officer of the Trust may resign at any time by giving written notice of his or her resignation to the Trustees, the Chairman of the Trustees, the President or the Secretary. Any resignation shall take effect at any time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

ARTICLE IV

COMMITTEES

        4.1    Appointment.    The powers, duties and responsibilities of the Trustees maybe delegated to one or more Committees. Trustees, officers or agents of the Trust may serve on Committees, but all Committees shall have at least one Trustee who will serve as Chairman of the Committee. Committees shall have the powers, duties and responsibilities as may be assigned to them by the Trustees. The Trustees may delegate any of the powers of the Trustees to Committees appointed under this Section 4.1 and composed solely of Trustees, except as prohibited by law.

        4.2    Meetings; Notice.    Notice of Committee meetings shall be given in the same manner as notice for special meetings of the Board of Trustees. One-third, but not less than one, of the members of any Committee shall be present in person at any meeting of a Committee in order to constitute a quorum for the transaction of business at a meeting, and the act of a majority present at a meeting at the time of a vote if a quorum is then present shall be the act of a Committee. The Chairman of the Committee shall fix the time and place of a Committee's meetings unless the Board of Trustees shall otherwise provide.

        4.3    Telephonic Meetings.    Except as required by the 1940 Act or other applicable law, attendance at Committee meetings may be in person or by a teleconference or other communications medium by means of which all persons participating in the meeting can hear and speak with each other.

        4.4    Action by Written Consent of Committees.    Any action required or permitted to be taken at any meeting of a Committee may be taken without a meeting, if a consent in writing to such action is signed by a majority of the Committee and such written consent is filed with the minutes of proceedings of such Committee.

        4.5    Vacancies.    Subject to the provisions hereof, the Board of Trustees shall have the power at any time to change the membership of any Committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such Committee.

ARTICLE V

FISCAL YEAR

        5.1    General.    Except as from time to time otherwise provided by the Trustees, the fiscal year of the Trust shall be a calendar year.

 ARTICLE VI

SEAL

        6.1    General.     The Board of Trustees may authorize the adoption of a seal by the Trust. The Trustees may authorize one or more duplicate seals. Whenever the Trust is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Trust.

ARTICLE VII

EXECUTION OF PAPERS

        7.1    General.     Except as the Trustees may generally or in particular cases authorize the execution thereof in some other manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the Trust shall be executed by the President, any Vice President, the Treasurer or by whomever else shall be designated for that purpose by vote of the Trustees, and need not bear the seal of the Trust.

ARTICLE VIII

SHAREHOLDERS' VOTING POWERS AND MEETINGS

        8.1    Regular and Special Meetings.     Except as provided in the next sentence, regular meetings of the Shareholders for the election of Trustees and the transaction of such other business as may properly come before the meeting shall be held, so long as Shares are listed for trading on the NYSE MKT, on at least an annual basis, on such day and at such place as shall be designated by the Trustees. Such regular meetings of the Shareholders shall only be called by the Board of Trustees. In the event that such a meeting is not held in any annual period, whether the omission be by oversight or otherwise, a subsequent special meeting may be called by the Trustees and held in lieu of such meeting with the same effect as if held within such annual period. Except as required by the 1940 Act or other applicable law, special meetings of Shareholders or any or all classes or series of Shares may only be called by a majority of the Trustees from time to time for such other purposes as may be prescribed by law, by the Declaration of Trust or by these Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A special meeting of Shareholders may be held at any such time, day and place as is designated by the Board of Trustees.

        8.2    Notice of Regular or Special Meetings.     Written notice specifying the place, day and hour of any regular or special meeting, the purpose of the meeting, to the extent required by law to be provided, and all other matters required by law shall be given to each Shareholder of record entitled to vote, either personally or by sending a copy thereof by mail, postage prepaid, to his or her address appearing on the books of the Trust or theretofore given by him or her to the Trust for the purpose of notice or, if no address appears or has been given, addressed to the place where the principal office of the Trust is situated, or by electronic transmission, including facsimile transmission, to any address or number of such Shareholder at which the Shareholder receives electronic transmissions. If mailed, such notice shall be deemed to be given once deposited in the U.S. mail addressed to the Shareholder at his or her post office address as it appears on the records of the Trust, with postage thereon prepaid. It shall be the duty of the Secretary to give notice of each meeting of Shareholders. Whenever notice of a meeting is required to be given to a Shareholder under the Declaration of Trust or these Bylaws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice. Notice of a meeting need not be given to any Shareholder who attends the meeting.

        8.3    Notice of Adjourned Meetings.     It shall not be necessary to give notice of the time and place of any adjourned meeting or of the business to be transacted thereat other than by announcement at the meeting at which such adjournment is taken.

        8.4    Scope of Meetings.     Except as otherwise expressly set forth elsewhere in these Bylaws, no business shall be transacted at meetings of Shareholders except as specifically designated in the notice or otherwise properly brought before the Shareholders by or at the direction of the Board of Trustees.

        8.5    Organization of Shareholder Meetings.     Every meeting of Shareholders shall be conducted by a Trustee, the President or any other officer of the Trust, as designated by the Board of Trustees, who shall preside at and act as chairperson of a meeting of Shareholders. The Secretary, an Assistant Secretary or a person appointed by the Trustees or, in the absence of such appointment, a person appointed by the person presiding as chairperson at the meeting shall act as Secretary of the meeting and record the minutes of the meeting. If the Secretary presides as chairperson at a meeting of Shareholders, then the Secretary shall not also act as secretary of the meeting and record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of Shareholders shall be determined by the chairperson of the meeting. The chairperson of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairperson, are appropriate for the proper conduct of the meeting, including, without limitation: (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to Shareholders of record of the Trust, their duly authorized proxies or other such persons as the chairperson of the meeting may determine; (c) limiting participation at the meeting on any matter to Shareholders of record of the Trust entitled to vote on such matter, their duly authorized proxies or other such persons as the chairperson of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) maintaining order and security at the meeting; (f) removing any Shareholder or other person who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairperson of the meeting; (g) concluding a meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting; and (h) complying with any state and local laws and regulations concerning safety and security. Without limiting the generality of the powers of the chairperson of the meeting pursuant to the foregoing provisions, the chairperson, subject to review by the Independent Trustees, may adjourn any meeting of Shareholders for any reason deemed necessary by the chairperson, including, without limitation, if (i) no quorum is present for the transaction of the business, (ii) the Board of Trustees or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the Shareholders to consider fully information that the Board of Trustees or the chairperson of the meeting determines has not been made sufficiently or timely available to Shareholders or (iii) the Board of Trustees or the chairperson of the meeting determines that adjournment is otherwise in the best interests of the Trust. Unless otherwise determined by the chairperson of the meeting, meetings of Shareholders shall not be required to be held in accordance with the general rules of parliamentary procedure or any otherwise established rules of order.

        8.6    Quorum.     At any meeting of Shareholders, the presence in person or by proxy of Shareholders entitled to cast a majority of all the votes entitled to be cast on a particular matter shall constitute a quorum for voting on a particular matter or the transaction of business; but this section shall not affect any requirement under any statute or the Declaration of Trust for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of Shareholders, the chairperson of the meeting shall have the power to adjourn the meeting from time to time without the Trust having to set a new record date or provide any additional notice of such meeting, subject to any obligation of the Trust to give notice pursuant to Section 8.3. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. The Shareholders present, either in person or by proxy, at a meeting of Shareholders which has been duly called and convened and at which a quorum was established may continue to transact business until adjournment, notwithstanding the withdrawal of enough votes to leave less than a quorum then being present at the meeting.

        8.7    Voting Power.

          (a)   Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except as otherwise provided in the notice of the meeting forwarded to the Shareholders by the Trustees, the Declaration of Trust, these Bylaws, or required by the 1940 Act or any other applicable law. Except as otherwise provided in the notice of the meeting forwarded to the Shareholders by the Trustees, the Declaration of Trust, these Bylaws or required by the 1940 Act or any other applicable law, all Shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to classes or series of Shares. There shall be no cumulative voting in the election of Trustees.

          (b)   With regard to election of a Trustee, and except as may be mandated by the 1940 Act or any other applicable law or the listing requirements of the principal exchange on which the Common Shares are listed, subject to the voting rights of any class or series of Shares as set forth in these Bylaws: (i) a majority of all the votes cast at a meeting of Shareholders duly called and at which a quorum is present shall be sufficient to elect a Trustee in an uncontested election; and (ii) a majority of all the Shares entitled to vote at a meeting of Shareholders duly called and at which a quorum is present shall be sufficient to elect a Trustee in a contested election (which, for purposes of these Bylaws, is an election at which the number of nominees exceeds the number of Trustees to be elected at the meeting). Each Share may be voted for as many individuals as there are Trustees to be elected and for whose election the Share is entitled to be voted.

          (c)   With regard to any other matter which may properly come before a meeting of Shareholders duly called and at which a quorum is present, and except where a different voting standard is required by the 1940 Act or any other applicable law, by the listing requirements of the principal exchange on which the Common Shares are listed or by a specific provision of the Declaration of Trust, (i) if such matter is approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees then in office, a majority of all the votes cast at the meeting shall be required to approve such matter; and (ii) if such matter is not approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees then in office, 75% of all the Shares entitled to vote at the meeting shall be required to approve such matter.

        8.8    Proxies.     A Shareholder may cast the votes entitled to be cast by him or her either in person or by proxy executed by the Shareholder or by his or her duly authorized agent in any manner permitted by law. Such proxy shall be filed with such officer of the Trust or third party agent as the Board of Trustees shall have designated for such purpose for verification at or prior to such meeting. Any proxy relating to the Shares shall be valid until the expiration date therein or, if no expiration is so indicated, for such period as is permitted pursuant to Maryland law. At a meeting of Shareholders, all questions concerning the qualification of voters, the validity of proxies, and the acceptance or rejection of votes, shall be decided by or on behalf of the chairperson of the meeting, subject to Section 8.11.

        8.9    Record Dates.     The Board of Trustees may fix the date for determination of Shareholders entitled to notice of and to vote at a meeting of Shareholders. If no date is fixed for the determination of the Shareholders entitled to vote at any meeting of Shareholders, only persons in whose names Shares entitled to vote are recorded on the share records of the Trust at the opening of business on the day of any meeting of Shareholders shall be entitled to vote at such meeting.

        8.10    Voting of Shares by Certain Holders.     Shares registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such Shares pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or pursuant to an agreement of the partners of the partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such Shares. Any trustee or other fiduciary may vote Shares registered in his or her name as such fiduciary, either in person or by proxy.

        8.11    Inspectors.

          (a)   Before or at any meeting of Shareholders, the chairperson of the meeting may appoint one or more persons as inspectors for such meeting. Such inspectors shall (i) ascertain and report the number of Shares represented at the meeting, in person or by proxy, and the validity and effect of proxies, (ii) receive and tabulate all votes, ballots or consents, (iii) report such tabulation to the chairperson of the meeting and (iv) perform such other acts as are proper to conduct the election or voting at the meeting.

          (b)   Each report of an inspector shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of Shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

        8.12    Advance Notice of Nominees for Trustee and Other Proposals.

          (a)    Nominations and Other Proposals to be Considered at Meetings of Shareholders.    Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the Shareholders at meetings of Shareholders may be properly brought before the meeting only as set forth in this Section 8.12. All judgments and determinations made by the Board of Trustees or the chairperson of the meeting, as applicable, under this Section 8.12 (including, without limitation, judgments as to whether any matter or thing is satisfactory to the Board of Trustees and determinations as to the propriety of a proposed nomination or a proposal of other business for consideration by Shareholders) shall be final and binding unless determined by a court of competent jurisdiction to have been made in bad faith.

          (b)    Annual Meetings of Shareholders.

              (i)  A Shareholder may recommend to the Nominating Committee of the Board of Trustees an individual as a nominee for election to the Board of Trustees. Such recommendation shall be made by written notice to the Chair of such committee and the Secretary, which notice should contain or be accompanied by the information and documents with respect to such recommended nominee and Shareholder that such Shareholder believes to be relevant or helpful to the Nominating Committee's deliberations. In considering such recommendation, the Nominating Committee may request additional information concerning the recommended nominee or the Shareholder making the recommendation. The Nominating Committee of the Board of Trustees will consider any such recommendation in its discretion. A Shareholder seeking to make a nomination of an individual for election to the Board of Trustees must make such nomination in accordance with Section 8.12(b)(ii) or Section 8.12(b)(iii), as applicable.

             (ii)  Nominations of individuals for election to the Board of Trustees by the holders of Preferred Shares, voting as a separate class pursuant to Section E(a) or E(b) of Part I of Article X, at an annual meeting of Shareholders may be properly brought before the meeting (A) pursuant to the Trust's notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Trustees or (B) by any holder of Preferred Shares who (1) has continuously held at least $2,000 in market value, or 1%, of the Preferred Shares entitled to vote at the meeting on such election for at least one year from the date such holder of Preferred Shares gives the notice provided for in this Section 8.12(b)(ii) (such one year period of continuous holding to include having continuously held at least $2,000 in market value, or 1%, of the preferred shares of the Fund's predecessor then outstanding for such period of time immediately prior to and including [REDOMESTICATION DATE] as may be necessary to achieve such one year period if such notice is given prior to [ONE YEAR ANNIVERSARY OF REDOMESTICATION DATE]), and continuously holds such Preferred Shares through and including the time of the annual meeting (including any adjournment or postponement thereof), (2) is a holder of record of such Preferred Shares at the time of giving the notice provided for in this Section 8.12(b)(ii) through and including the time of the annual meeting (including any adjournment or postponement thereof), (3) is entitled to make nominations and to vote at the meeting on such election and (4) complies with the notice procedures set forth in this Section 8.12 as to such nomination. Section 8.12(b)(ii)(B) shall be the exclusive means for a holder of Preferred Shares to make nominations of individuals for election to the Board of Trustees by the holders of Preferred Shares voting as a separate class pursuant to Section E(a) or E(b) of Part I of Article X. For purposes of determining compliance with the requirement in subclause (1) of Section 8.12(b)(ii)(B), the market value of Preferred Shares held by the applicable Shareholder shall be determined by multiplying the number of Preferred Shares such Shareholder continuously held for that one-year period by the Liquidation Preference (as that term is defined in Article X) of such Preferred Shares.

            (iii)  Nominations of individuals for election to the Board of Trustees by the holders of Common Shares and Preferred Shares, voting together as a single class, at an annual meeting of Shareholders may be properly brought before the meeting (A) pursuant to the Trust's notice of meeting by or at the direction of the Board of Trustees or (B) by any one or more Shareholders of the Trust who (1) (x) at the date of the giving of the notice provided for in this Section 8.12(b)(iii), individually or in the aggregate, hold at least 3% of the Shares entitled to vote at the meeting on such election and have held such Shares continuously for at least three years, and (y) continuously hold such Shares through and including the time of the annual meeting (including any adjournment or postponement thereof), (2) are each a Shareholder of record of the Trust at the time of giving the notice provided for in this Section 8.12(b)(iii) through and including the time of the annual meeting (including any adjournment or postponement thereof), (3) are each entitled to make nominations and to vote at the meeting on such election and (4) comply with the notice procedures set forth in this Section 8.12(b) as to such nomination. Section 8.12(b)(iii)(B) shall be the exclusive means for any Shareholder to make nominations of individuals for election to the Board of Trustees by the holders of Common Shares and Preferred Shares, voting together as a single class.

            (iv)  The proposal of business to be considered by Shareholders at an annual meeting of Shareholders, other than the nomination of individuals for election to the Board of Trustees, may be properly brought before the meeting (A) pursuant to the Trust's notice of meeting by or at the direction of the Board of Trustees or (B) by any Shareholder of the Trust who (1) has continuously held at least $2,000 in market value, or 1%, of the Shares entitled to vote at the meeting on the proposal for business for at least one year from the date such Shareholder gives the notice provided for in this Section 8.12(b)(iv), and continuously holds such Shares through and including the time of the annual meeting (including any adjournment or postponement thereof), (2) is a Shareholder of record at the time of giving the notice provided for in this Section 8.12(b)(iv) through and including the time of the annual meeting (including any adjournment or postponement thereof), (3) is entitled to propose such business and to vote at the meeting on the proposal for such business and (4) complies with the notice procedures set forth in this Section 8.12(b) as to such business. Section 8.12(b)(iv)(B) shall be the exclusive means for a Shareholder to propose business before an annual meeting of

    Shareholders, except (x) to the extent of matters which are required to be presented to Shareholders by applicable law which have been properly presented in accordance with the requirements of such law and (y) nominations of individuals for election to the Board of Trustees shall be made in accordance with Section 8.12(b)(ii)(B) or Section 8.12(b)(iii)(B), as applicable. For purposes of determining compliance with the requirement in subclause (1) of Section 8.12(b)(iv)(B), (A) the market value of Common Shares held by the applicable Shareholder shall be determined by multiplying the number of Common Shares such Shareholder continuously held for that one-year period by the highest selling price of the Common Shares as reported on the principal exchange on which the Trust's Common Shares are listed during the 60 calendar days before the date such notice was submitted and (B) the market value of Preferred Shares held by the applicable Shareholder shall be determined by multiplying the number of Preferred Shares such Shareholder continuously held for that one-year period by the Liquidation Preference (as that term is defined in Article X) of such Preferred Shares.

             (v)  For nominations for election to the Board of Trustees or other business to be properly brought before an annual meeting by one or more Shareholders pursuant to Section 8.12(b), such Shareholder(s) shall have given timely notice thereof in writing to the Secretary in accordance with this Section 8.12 and such other business shall otherwise be a proper matter for action by Shareholders. To be timely, the notice of such Shareholder(s) shall set forth all information required under this Section 8.12 and shall be delivered to the Secretary at the principal executive offices of the Trust not later than 5:00 p.m. (Eastern Time) on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days earlier or later than the first anniversary of the date of the preceding year's annual meeting, notice by such Shareholder(s) to be timely shall be so delivered not later than 5:00 p.m. (Eastern Time) on the 10th day following the earlier of the day on which (A) notice of the date of the annual meeting is mailed or otherwise made available or (B) public announcement of the date of the annual meeting is first made by the Trust. Neither the postponement or adjournment of an annual meeting, nor the public announcement of such postponement or adjournment, shall commence a new time period for the giving of a notice of one or more Shareholder(s) as described above. No Shareholder may give a notice to the Secretary described in this Section 8.12(b)(v) unless such Shareholder holds a certificate for all Shares owned by such Shareholder during all times described in Section 8.12(b)(ii)(B) or Section 8.12(b)(iii)(B), as applicable, in the case of a nomination of one or more individuals for election the Board of Trustees, or Section 8.12(iv)(B), in the case of the proposal of other business, and a copy of each such certificate held by such Shareholder at the time of giving such notice shall accompany such Shareholder's notice to the Secretary in order for such notice to be effective; provided, that, if at the time of giving such notice Preferred Shares may only be held in book-entry form, then such Shareholder shall in lieu of delivering certificates for all such Preferred Shares deliver at the time of giving such notice evidence satisfactory to the Board of Trustees that such Shareholder is the Beneficial Owner (as that term is defined in Article X) for all Preferred Shares held by such Shareholder during all times described in Section 8.12(b)(ii)(B) or Section 8.12(b)(iii)(B), as applicable, in the case of a nomination of one or more individuals for election the Board of Trustees, or Section 8.12(iv)(B), in the case of the proposal of other business (including, for the avoidance of doubt, during all times when such Shareholder held preferred shares of the Fund's predecessor that such Shareholder is permitted to "tack" to such Shareholder's period of ownership of Preferred Shares under Section 8.12(b)(ii)(B)(1)).

          A notice of one or more Shareholders pursuant to this Section 8.12(b) shall set forth:

      A.
      separately as to each individual whom such Shareholder(s) propose to nominate for election or reelection as a Trustee (a "Proposed Nominee") and any Proposed Nominee Associated Person (as defined in Section 8.12(b)(viii)), (1) the name, age, business address and residence address of such Proposed Nominee and the name and address of such Proposed Nominee Associated Person, (2) a statement of whether such Proposed Nominee is proposed for nomination as an Independent Trustee (as defined in Section 2.2) or a Managing Trustee (as defined in Section 2.2) and a description of such Proposed Nominee's qualifications to be an Independent Trustee or Managing Trustee, as the case may be, and such Proposed Nominee's qualifications to be a Trustee pursuant to the criteria set forth in Section 2.1, (3) the class, series and number of any Shares that are, directly or indirectly, beneficially owned or owned of record by such Proposed Nominee or by such Proposed Nominee Associated Person, (4) the date such Shares were acquired, whether any "tacking" provisions contained in Section 8.12(b)(ii)(B)(1) are being relied upon and the investment intent of such acquisition, (5) a description of all purchases and sales of securities of the Trust by such Proposed Nominee or by such Proposed Nominee Associated Person during the previous 36 month period, including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved, (6) a description of all Derivative Transactions (as defined in Section 8.12(b)(viii)) by such Proposed Nominee or by such Proposed Nominee Associated Person during the previous 36 month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, the transactions, such description to include, without limitation, all information that such Proposed Nominee or Proposed Nominee Associated Person would be required to report on an Insider Report (as defined in Section 8.12(b)(viii)) if such Proposed Nominee or Proposed Nominee Associated Person were a Trustee of the Trust or the beneficial owner of more than 10% of any class or series of Shares at the time of the transactions, (7) any performance related fees (other than an asset based fee) to which such Proposed Nominee or such Proposed Nominee Associated Person is entitled based on any increase or decrease in the value of Shares or instrument or arrangement of the type contemplated within the definition of Derivative Transaction, if any, including, without limitation, any such interests held by members of such Proposed Nominee's or such Proposed Nominee Associated Person's immediate family sharing the same household with such Proposed Nominee or such Proposed Nominee Associated Person, (8) any proportionate interest in Shares or instrument or arrangement of the type contemplated within the definition of Derivative Transaction held, directly or indirectly, by a general or limited partnership in which such Proposed Nominee or such Proposed Nominee Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (9) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Shareholder making the nomination, any Proposed Nominee Associated Person, or any of their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each Proposed Nominee, or his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC (and any successor regulation), if any Shareholder making the nomination and any Proposed Nominee Associated Person on whose behalf the nomination is made, or any affiliate or associate thereof or person acting in concert therewith, were the "registrant" for purposes of such rule and the Proposed Nominee were a director or executive officer of such registrant, (10) any rights to dividends on the Shares owned beneficially by such Proposed Nominee or such Proposed Nominee Associated Person that are separated or separable from the underlying Shares, (11) to the extent known by such Proposed Nominee or such Proposed Nominee Associated Person, the name and address of any other person who owns, of record or beneficially, any Shares and who supports the Proposed Nominee for election or reelection as a Trustee and (12) all other information relating to such Proposed Nominee or such Proposed Nominee Associated Person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case, pursuant to Section 14 (or any successor provision) of the Exchange Act, and the rules and regulations promulgated thereunder;

      B.
      as to any other business that the Shareholder proposes to bring before the meeting, (1) a description of such business, (2) the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder or any Shareholder Associated Person (as defined in Section 8.12(b)(viii)), including any anticipated benefit to such Shareholder or any Shareholder Associated Person therefrom, (3) a description of all agreements, arrangements and understandings between such Shareholder and Shareholder Associated Person amongst themselves or with any other person or persons (including their names) in connection with the proposal of such business by such Shareholder and (4) a representation that such Shareholder intends to appear in person or by proxy at the meeting to bring the business before the meeting;

      C.
      separately as to each Shareholder giving the notice and any Shareholder Associated Person, (1) the class, series and number of all Shares that are owned of record by such Shareholder or by such Shareholder Associated Person, if any, (2) the class, series and number of, and the nominee holder for, any Shares that are owned, directly or indirectly, beneficially but not of record by such Shareholder or by such Shareholder Associated Person, if any, (3) with respect to the Shares referenced in the foregoing clauses (1) and (2), the date such Shares were acquired, whether any "tacking" provisions contained in Section 8.12(b)(ii)(B)(1) are being relied upon and the investment intent of such acquisition, and (4) all information relating to such Shareholder and Shareholder Associated Person that is required to be disclosed in connection with the solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case, pursuant to Section 14 (or any successor provision) of the Exchange Act and the rules and regulations promulgated thereunder;

      D.
      separately as to each Shareholder giving the notice and any Shareholder Associated Person, (1) the name and address of such Shareholder, as they appear on the Trust's share ledger and the current name and address, if different, of such Shareholder and Shareholder Associated Person and (2) the investment strategy or objective, if any, of such Shareholder or Shareholder Associated Person and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such Shareholder or Shareholder Associated Person;

      E.
      separately as to each Shareholder giving the notice and any Shareholder Associated Person, (1) a description of all purchases and sales of securities of the Trust by such

        Shareholder or Shareholder Associated Person during the previous 36 month period, including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved, (2) a description of all Derivative Transactions by such Shareholder or Shareholder Associated Person during the previous 36 month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, the transactions, such description to include, without limitation, all information that such Shareholder or Shareholder Associated Person would be required to report on an Insider Report if such Shareholder or Shareholder Associated Person were a Trustee of the Trust or the beneficial owner of more than 10% of any class or series of Shares at the time of the transactions, (3) any performance related fees (other than an asset based fee) to which such Shareholder or Shareholder Associated Person is entitled based on any increase or decrease in the value of Shares or instrument or arrangement of the type contemplated within the definition of Derivative Transaction, if any, as of the date of such notice, including, without limitation, any such interests held by members of such Shareholder's or Shareholder Associated Person's immediate family sharing the same household with such Shareholder or Shareholder Associated Person, (4) any proportionate interest in Shares or instrument or arrangement of the type contemplated within the definition of Derivative Transaction held, directly or indirectly, by a general or limited partnership in which such Shareholder or Shareholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (5) any rights to dividends on the Shares owned beneficially by such Shareholder or Shareholder Associated Person that are separated or separable from the underlying Shares;

      F.
      to the extent known by the Shareholder giving the notice, the name and address of any other Person who owns, beneficially or of record, any Shares and who supports the nominee for election or reelection as a Trustee or the proposal of other business; and

      G.
      if more than one class or series of Shares is outstanding, the class and series of Shares entitled to vote for such Proposed Nominee and/or Shareholder's proposal, as applicable.

            (vi)  A notice of one or more Shareholders making a nomination pursuant to Section 8.12(b)(ii)(B) or Section 8.12(b)(iii)(B) shall be accompanied by:

      A.
      a signed and notarized statement of each Shareholder giving the notice certifying that (1) all information contained in the notice is true and complete in all respects, (2) the notice complies with this Section 8.12(b), and (3) such Shareholder will continue to hold all Shares referenced in Section 8.12(b)(ii)(B)(1) or Section 8.12(b)(iii)(B)(1)(x), as applicable, through and including the time of the annual meeting (including any adjournment or postponement thereof); and

      B.
      a signed and notarized certificate of each Proposed Nominee (1) certifying that the information contained in the notice regarding such Proposed Nominee and any Proposed Nominee Associated Person is true and complete and complies with this Section 8.12(b) and (2) consenting to being named in the Shareholder's proxy statement as a nominee and to serving as a Trustee if elected.

           (vii)  Notwithstanding anything in the second sentence of Section 8.12(b)(v) to the contrary, in the event that the number of Trustees to be elected to the Board of Trustees is increased and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting, a Shareholder's notice required by this Section 8.12(b) also shall be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the Secretary at the principal executive offices of the Trust not later than 5:00 p.m. (Eastern Time) on the 10th day immediately following the day on which such public announcement is first made by the Trust.

          (viii)  For purposes of this Section 8.12, (i) "Shareholder Associated Person" of any Shareholder shall mean (A) any Person acting in concert with, such Shareholder, (B) any direct or indirect beneficial owner of Shares owned of record or beneficially by such Shareholder and (C) any Person controlling, controlled by or under common control with such Shareholder or a Shareholder Associated Person; (ii) "Proposed Nominee Associated Person" of any Proposed Nominee shall mean (A) any Person acting in concert with such Proposed Nominee, (B) any direct or indirect beneficial owner of Shares owned of record or beneficially by such Proposed Nominee and (C) any Person controlling, controlled by or under common control with such Proposed Nominee or a Proposed Nominee Associated Person; (iii) "Derivative Transaction" by a Person shall mean any (A) transaction in, or arrangement, agreement or understanding with respect to, any option, warrant, convertible security, stock appreciation right or similar right with an exercise, conversion or exchange privilege, or settlement payment or mechanism related to, any security of the Trust, or similar instrument with a value derived in whole or in part from the value of a security of the Trust, in any such case whether or not it is subject to settlement in a security of the Trust or otherwise or (B) any transaction, arrangement, agreement or understanding which included or includes an opportunity for such person, directly or indirectly, to profit or share in any profit derived from any increase or decrease in the value of any security of the Trust, to mitigate any loss or manage any risk associated with any increase or decrease in the value of any security of the Trust or to increase or decrease the number of securities of the Trust which such person was, is or will be entitled to vote, in any such case whether or not it is subject to settlement in a security of the Trust or otherwise; and (iv) "Insider Report" shall mean a statement required to be filed pursuant to Section 16 of the Exchange Act (or any successor provisions) by a person who is a Trustee of the Trust or who is directly or indirectly the beneficial owner of more than 10% of any class of Shares.

          (c)    Shareholder Nominations or Other Proposals Causing Covenant Breaches or Defaults.    At the same time as the submission of any Shareholder nomination or proposal of other business to be considered at a Shareholders' meeting that, if approved and implemented by the Trust, would cause the Trust or any subsidiary (as defined in Section 8.12(f)(iii)) of the Trust to be in breach of any covenant of the Trust or any subsidiary of the Trust or otherwise cause a default (in any case, with or without notice or lapse of time) in any existing debt instrument or agreement of the Trust or any subsidiary of the Trust or other material contract or agreement of the Trust or any subsidiary of the Trust, the proponent Shareholder or Shareholders shall submit to the Secretary at the principal executive offices of the Trust (i) evidence satisfactory to the Board of Trustees of the lender's or contracting party's willingness to waive the breach of covenant or default or (ii) a detailed plan for repayment of the indebtedness to the lender or curing the contractual breach or default and satisfying any resulting damage claim, specifically identifying the actions to be taken or the source of funds, which plan must be satisfactory to the Board of Trustees in its discretion, and evidence of the availability to the Trust of substitute credit or contractual arrangements similar to the credit or contractual arrangements which are implicated by the Shareholder nomination or other proposal that are at least as favorable to the Trust, as determined by the Board of Trustees in its discretion. As an example and not as a limitation, at the time these Bylaws are being amended and restated, the Trust is party to a bank credit facility that contains covenants which prohibit certain changes in the management and policies of the Trust without the approval of the lender; accordingly, a Shareholder nomination or proposal which implicates these covenants shall be accompanied by a waiver of these covenants duly executed by the bank or by evidence satisfactory to the Board of Trustees of the availability of funding to the Trust to repay outstanding indebtedness under this credit facility and of the availability of a new credit facility on terms as favorable to the Trust as the existing credit facility.

          (d)    Shareholder Nominations or Other Proposals Requiring Governmental Action.    If (i) submission of any Shareholder nomination or proposal of other business to be considered at a Shareholders' meeting that could not be considered or, if approved, implemented by the Trust without the Trust, any subsidiary of the Trust, the proponent Shareholder, any Proposed Nominee of such Shareholder, any Proposed Nominee Associated Person of such Proposed Nominee, any Shareholder Associated Person of such Shareholder, the holder of proxies or their respective affiliates or associates filing with or otherwise notifying or obtaining the consent, approval or other action of any federal, state, municipal or other governmental or regulatory body (a "Governmental Action") or (ii) such Shareholder's ownership of Shares or any solicitation of proxies or votes or holding or exercising proxies by such Shareholder, any Proposed Nominee of such Shareholder, any Proposed Nominee Associated Person of such Proposed Nominee, any Shareholder Associated Person of such Shareholder, or their respective affiliates or associates would require Governmental Action, then, at the same time as the submission of any Shareholder nomination or proposal of other business to be considered at a Shareholders' meeting, the proponent Shareholder or Shareholders shall submit to the Secretary at the principal executive offices of the Trust (x) evidence satisfactory to the Board of Trustees that any and all Governmental Action has been given or obtained, including, without limitation, such evidence as the Board of Trustees may require so that any nominee may be determined to satisfy any suitability or other requirements or (y) if such evidence was not obtainable from a governmental or regulatory body by such time despite the Shareholder's diligent and best efforts, a detailed plan for making or obtaining the Governmental Action prior to the election of any such Proposed Nominee or the implementation of such proposal, which plan must be satisfactory to the Board of Trustees in its discretion.

          (e)    Special Meetings of Shareholders.    As set forth in Section 8.4, only business brought before the meeting pursuant to the Trust's notice of meeting shall be conducted at a special meeting of Shareholders. Subject to the requirements of the 1940 Act or any other applicable laws, nominations of individuals for election to the Board of Trustees only may be made at a special meeting of Shareholders at which Trustees are to be elected: (i) pursuant to the Trust's notice of meeting; (ii) otherwise properly brought before the meeting by or at the direction of the Board of Trustees; or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any Shareholder of the Trust who is a Shareholder of record both at the time of giving of notice provided for in this Section 8.12(e) through and including the time of the special meeting, who is entitled to vote at the meeting on such election and who has complied with the notice procedures and other requirements set forth in this Section 8.12(e). In the event the Trust calls a special meeting of Shareholders for the purpose of having holders of Preferred Shares, voting as a separate class pursuant to Section E(a) or E(b) of Part I of Article X, elect one or more Trustees to the Board of Trustees, any such holder of Preferred Shares may nominate an individual or individuals (as the case may be) for election as a Trustee as specified in the Trust's notice of meeting, if the Shareholder satisfies the holding period and certificate and/or evidence of being a Beneficial Owner requirements set forth in Section 8.12(b)(ii) and Section 8.12(b)(v), the Shareholder's notice contains or is accompanied by the information and documents required by Section 8.12 and the Shareholder has given timely notice thereof in writing to the Secretary at the principal executive offices of the Trust. In the event the Trust calls a special meeting of

  Shareholders for the purpose of having holders of Common Shares and Preferred Shares, voting together as a single class, elect one or more Trustees to the Board of Trustees, any such Shareholder may nominate an individual or individuals (as the case may be) for election as a Trustee as specified in the Trust's notice of meeting, if the Shareholder satisfies the holding period and certificate and/or evidence of being a Beneficial Owner requirements set forth in Section 8.12(b)(iii) and Section 8.12(b)(v), the Shareholder's notice contains or is accompanied by the information and documents required by Section 8.12 and the Shareholder has given timely notice thereof in writing to the Secretary at the principal executive offices of the Trust. To be timely, a Shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Trust not earlier than the 150th day prior to such special meeting and not later than 5:00 p.m. (Eastern Time) on the later of (i) the 120th day prior to such special meeting or (ii) the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Trustees to be elected at such meeting. Neither the postponement or adjournment of a special meeting, nor the public announcement of such postponement or adjournment, shall commence a new time period for the giving of a Shareholder's notice as described above.

          (f)    General.

              (i)  If information submitted pursuant to this Section 8.12 by any Shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of Shareholders shall be deemed by the Board of Trustees incomplete or inaccurate, any authorized officer or the Board of Trustees or any Committee may treat such information as not having been provided in accordance with this Section 8.12. Any notice submitted by a Shareholder pursuant to this Section 8.12 that is deemed by the Board of Trustees inaccurate, incomplete or otherwise fails to satisfy completely any provision of this Section 8.12 shall be deemed defective and shall thereby render all proposals and nominations set forth in such notice defective. Upon written request by the Secretary or the Board of Trustees or any Committee (which may be made from time to time), any Shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of Shareholders shall provide, within three business days after such request (or such other period as may be specified in such request), (A) written verification, satisfactory to the Secretary or any other authorized officer or the Board of Trustees or any Committee, in his, her or its discretion, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 8.12, (B) written responses to information reasonably requested by the Secretary, the Board of Trustees or any Committee and (C) a written update, to a current date, of any information submitted by the Shareholder pursuant to this Section 8.12 as of an earlier date. If a Shareholder fails to provide such written verification, information or update within such period, the Secretary or any other authorized officer or the Board of Trustees may treat the information which was previously provided and to which the verification, request or update relates as not having been provided in accordance with this Section 8.12; provided, however, that no such written verification, response or update shall cure any incompleteness, inaccuracy or failure in any notice provided by a Shareholder pursuant to this Section 8.12. It is the responsibility of a Shareholder who wishes to make a nomination or other proposal to comply with the requirements of Section 8.12; nothing in this Section 8.12(f)(i) or otherwise shall create any duty of the Trust, the Board of Trustees or any Committee nor any officer of the Trust to inform a Shareholder that the information submitted pursuant to this Section 8.12 by or on behalf of such Shareholder is incomplete or inaccurate or not otherwise in accordance with this Section 8.12 nor require the Trust, the Board of Trustees, any Committee or any officer of the Trust to request clarification or updating of information provided by any Shareholder, but the Board of Trustees, a Committee or the Secretary acting on behalf of the Board of Trustees or a Committee, may do so in its, his or her discretion.

             (ii)  Only such individuals who are nominated in accordance with this Section 8.12 shall be eligible for election by Shareholders as Trustees and only such business shall be conducted at a meeting of Shareholders as shall have been properly brought before the meeting in accordance with this Section 8.12. The chairperson of the meeting and the Board of Trustees shall each have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 8.12 and, if any proposed nomination or other business is determined not to be in compliance with this Section 8.12, to declare that such defective nomination or proposal be disregarded.

            (iii)  For purposes of this Section 8.12: (A) "public announcement" shall mean disclosure in (1) a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or any other widely circulated news or wire service or (2) a document publicly filed by the Trust with the SEC pursuant to the Exchange Act; and (B) "subsidiary" shall include, with respect to a person, any corporation, partnership, joint venture or other entity of which such person (1) owns, directly or indirectly, 10% or more of the outstanding voting securities or other interests or (2) has a person designated by such person serving on, or a right, contractual or otherwise, to designate a person, so to serve on, the board of directors (or analogous governing body).

            (iv)  Notwithstanding the foregoing provisions of this Section 8.12, a Shareholder shall also comply with all applicable legal requirements, including, without limitation, applicable requirements of state law, the 1940 Act and the Exchange Act and the rules and regulations thereunder, with respect to the matters set forth in this Section 8.12. Nothing in this Section 8.12 shall be deemed to require that a Shareholder nomination of an individual for election to the Board of Trustees or a Shareholder proposal relating to other business be included in the Trust's proxy statement, except as may be required by law.

             (v)  The Board of Trustees may from time to time require any individual nominated to serve as a Trustee to agree in writing with regard to matters of business ethics and confidentiality while such nominee serves as a Trustee, such agreement to be on the terms and in a form (the "Agreement") determined satisfactory by the Board of Trustees, as amended and supplemented from time to time in the discretion of the Board of Trustees. The terms of the Agreement may be substantially similar to the Code of Business Conduct and Ethics of the Trust or any similar code promulgated by the Trust (the "Code of Business Conduct") or may differ from or supplement the Code of Business Conduct.

            (vi)  Determinations required or permitted to be made under this Section 8.12 by the Board of Trustees may be delegated by the Board of Trustees to a Committee, subject to applicable law.

        8.13    No Shareholder Actions by Written Consent.    Shareholders shall not be authorized or permitted to take any action required or permitted to be taken at a meeting of Shareholders by written consent, and may take such action only at Shareholders meeting of the Trust.

        8.14    Voting by Ballot.    Voting on any question or in any election may be voice vote unless the chairperson of the meeting or any Shareholder shall demand that voting be by ballot.

        8.15    Proposals of Business Which Are Not Proper Matters For Action By Shareholders.    Notwithstanding anything in these Bylaws to the contrary, subject to the 1940 Act and any other applicable law, any Shareholder proposal for business the subject matter or effect of which would be within the exclusive purview of the Board of Trustees or would reasonably likely, if considered by the Shareholders or approved or implemented by the Trust, result in an impairment of the limited liability status for the Trust's Shareholders, shall be deemed not to be a matter upon which the Shareholders are entitled to vote. The Board of Trustees in its discretion shall be entitled to determine whether a Shareholder proposal for business is not a matter upon which the Shareholders are entitled to vote pursuant to this Section 8.15, and its decision shall be final and binding unless determined by a court of competent jurisdiction to have been made in bad faith.

ARTICLE IX
MISCELLANEOUS

        9.1    Amendment of Bylaws.    Except for any change for which these Bylaws requires approval by more than a majority vote of the Trustees, these Bylaws may be amended, changed, altered or repealed, in whole or part, only by resolution of the Board of Trustees at any meeting of the Board of Trustees at which a quorum is present, or by a written consent signed by a majority of the Trustees then in office.

        9.2    Waiver of Notice.    Whenever any notice is required to be given pursuant to the Declaration of Trust, these Bylaws, the 1940 Act or any other applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice or waiver by electronic transmission, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

        9.3    Ratification.    The Board of Trustees or the Shareholders may ratify and make binding on the Trust any action or inaction by the Trust or its officers to the extent that the Board of Trustees or the Shareholders could have originally authorized the matter. Moreover, any action or inaction questioned in any Shareholder's derivative proceeding or any other proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a Trustee, officer or Shareholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting, or otherwise, may be ratified, before or after judgment, by the Board of Trustees or by the Shareholders and, if so ratified, shall have the same force and effect as if the questioned action or inaction had been originally duly authorized, and such ratification shall be binding upon the Trust and its Shareholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.

        9.4    Ambiguity.    In the case of an ambiguity in the application of any provision of these Bylaws or any definition contained in these Bylaws, the Board of Trustees shall have the sole power to determine the application of such provisions with respect to any situation based on the facts known to it and such determination shall be final and binding unless determined by a court of competent jurisdiction to have been made in bad faith.

        9.5    Construction.    If any provision of these Bylaws is determined to be unlawful by a court or regulatory body of competent jurisdiction, the remainder of these Bylaws shall remain in full force and effect and the offending provision shall be construed to achieve the purpose of the offending provision to the extent legally possible. The re-construction of an unlawful provision shall be made by the Board of Trustees, or, in the absence of action by the Board of Trustees, by the court or regulatory body which determined the provision to be unlawful. These Bylaws shall be subject to and construed accordance with the 1940 Act. In the event of a conflict between any provision of these Bylaws and the 1940 Act, such provision shall be construed to achieve the purpose of the provision to the extent legally possible under the 1940 Act.

        9.6    Arbitration.    Any disputes, claims or controversies brought by or on behalf of a Shareholder (which, for purposes of this Section 9.6, shall mean any Shareholder or any beneficial owner of Shares, or any former Shareholder or beneficial owner of Shares), either on his, her or its own behalf, on behalf of the Trust or on behalf of any series or class of Shares or Shareholders against the Trust or any Trustee, officer, investment advisor (including RMR Advisors or its successor), agent or employee of the Trust, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of the Declaration of Trust or these Bylaws (all of which are referred to as "Disputes") or relating in any way to such a Dispute or Disputes, shall on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the "Rules") of the American Arbitration Association ("AAA") then in effect, except as modified herein. For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against Trustees, officers or managers of the Trust and class actions by Shareholders against those individuals or entities and the Trust.

          (a)    Arbitrators.    There shall be three arbitrators. If there are (a) only two parties to the Dispute, each party shall select one arbitrator within 15 days after receipt by respondent of a copy of the demand for arbitration and (b) more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator. The two party-nominated arbitrators shall jointly nominate the third and presiding arbitrator within 15 days of the nomination of the second arbitrator. If any arbitrator has not been nominated within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause. For the avoidance of doubt, the arbitrators appointed by the parties to such Dispute may be affiliates or interested persons of such parties but the third arbitrator elected by the party arbitrators or by the AAA shall be unaffiliated with either party.

          (b)    Place of Arbitration.    The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

          (c)    Discovery.    There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

          (d)    Award.    In rendering an award or decision (the "Award"), the arbitrators shall be required to follow the laws of the State of Maryland. Any arbitration proceedings or Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The Award shall be in writing and shall briefly state the findings of fact and conclusions of law on which it is based.

        Except as otherwise set forth in Section 8.9, Article VIII of the Declaration of the Trust or as otherwise agreed between the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys' fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys' fees) or, in a derivative case, award any portion of the Trust's award to the claimant or the claimant's attorneys.

        The Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators. Judgment upon the Award may be entered in any court having jurisdiction. To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

        Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset. The party against which the Award assesses a monetary obligation shall pay that obligation on or before the 30th day following the date of the Award or such other date as the Award may provide.

          (e)    Beneficiaries.    This Section 9.6 is intended to benefit and be enforceable by the Trustees, officers, investment adviser (including RMR Advisors or its successor), agent or employee of the Trust and shall be binding on the Shareholders of the Trust and the Trust, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

ARTICLE X

PREFERRED SHARES OF BENEFICIAL INTEREST

        10.1    Statement Creating Five Series of Preferred Shares.

 DESIGNATION

        Series F: 1,000 preferred shares, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series F (the "Series F"). Each share of the Series F shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial Distribution Payment Date that shall be set pursuant to a resolution of the Board of Trustees. The shares of Series F shall constitute a separate series of Preferred Shares of the Trust.

        Series M: 15,000 preferred shares, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series M (the "Series M"). Each share of the Series M shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial Distribution Payment Date that shall be set pursuant to a resolution of the Board of Trustees. The shares of Series M shall constitute a separate series of Preferred Shares of the Trust.

        Series T: 3,000 preferred shares, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series T (the "Series T"). Each share of the Series T shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial Distribution Payment Date that shall be set pursuant to a resolution of the Board of Trustees. The shares of Series T shall constitute a separate series of Preferred Shares of the Trust.

        Series Th: 8,000 preferred shares, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series Th (the "Series Th"). Each share of the Series Th shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial Distribution Payment Date that shall be set pursuant to a resolution of the Board of Trustees. The shares of Series Th shall constitute a separate series of Preferred Shares of the Trust.

        Series W: 8,000 preferred shares, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series W (the "Series W", together with Series T, Series TH, Series F, and Series M, each a "Series" and collectively, the "Preferred Shares"). Each share of the Series W shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial Distribution Payment Date that shall be set pursuant to a resolution of the Board of Trustees. The shares of Series W shall constitute a separate series of Preferred Shares of the Trust.

        Preferred Shares may be marketed under the name "auction preferred shares" or "Preferred Shares" or such other name as the Board of Trustees may approve from time to time.

        Each Preferred Share shall have such other preferences, rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law, as are set forth in Parts I and II of Article X of these Bylaws. Subject to the provisions of Section E(c) of Part I hereof, the Board of Trustees of the Trust may, in the future, reclassify additional shares of the Trust's capital shares as Preferred Shares, with the same preferences, rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and other terms herein described, except that the Applicable Rate for the Initial Rate Period, its initial Payment Date and any other changes in the terms herein set forth shall be as set forth in the Bylaws reclassifying such shares as Preferred Shares.

        Capitalized terms used in Parts I and II of Article X of these Bylaws shall have the meanings (with the terms defined in the singular having comparable meanings when used in the plural and vice versa) provided in the "Definitions" section immediately following, unless the context otherwise requires.

DEFINITIONS

        As used in Parts I and II of Article X of these Bylaws, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

          (a)   "AUDITOR'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section G of Part I.

          (b)   "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that for purposes of these Bylaws no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors, or executive officers of which is a Trustee of the Trust, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Trustee of the Trust.

          (c)   "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

          (d)   "ALL HOLD RATE" shall mean 80% of the Reference Rate.

          (e)   "ANNUAL VALUATION DATE" shall mean the last Business Day of December of each year.

          (f)    "APPLICABLE PERCENTAGE" shall mean the percentage determined based on the lower of the credit ratings assigned to the Preferred Shares on such date by Moody's and Fitch as follows:

          With respect to Series F:

Credit Ratings
		Applicable Percentage
Moody's	Fitch
Aa3 or higher	AA– or higher	200%
A3 to A1	A– to A+	250%
Baa3 to Baa1	BBB– to BBB+	275%
Ba 1 and lower	BB+ and lower	325%

          With respect to Series M, T, Th and W:

Credit Ratings
		Applicable Percentage
Moody's	Fitch
Aa3 or higher	AA– or higher	150%
A3 to A1	A– to A+	200%
Baa3 to Baa1	BBB– to BBB+	225%
Ba 1 and lower	BB+ and lower	275%

          For purposes of this definition, the "prevailing rating" of the Preferred Shares shall be (i) Aaa/AAA if such shares have a rating of Aaa by Moody's and AAA by Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies; (ii) if not Aaa/AAA, then Aa3/AA– if such shares have a rating of Aa3 or better by Moody's and AA– or better by Fitch or the equivalent of such rating by such agencies or a substitute rating agency or substitute rating agencies, (iii) if not Aa3/AA– or higher, then A3/A– if such shares have a rating of A3 or better by Moody's and A– or better by Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies, (iv) if not A3/A– or higher, then Baa3/BBB– if such shares have a rating of Baa3 or better by Moody's and BBB– or better by Fitch or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies, (v) if not Baa3/BBB– or higher, then below Baa3/BBB–.

          The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Trust after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable Moody's and Fitch to provide a rating for the Preferred Shares. If Moody's or Fitch shall not make such a rating available, the Trust shall select another rating agency to act as a substitute rating agency. Notwithstanding the foregoing, the Trust shall not be required to have more than one rating agency provide a rating for the Preferred Shares.

          (g)   "APPLICABLE RATE" shall mean, for each Rate Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Distribution Period if all the Preferred Shares are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

          (h)   "APPLICABLE SPREAD" means the spread determined based on the credit rating assigned to Preferred Shares on such date by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) as follows:

          With respect to Series F:

Credit Ratings
Applicable Spread
Moody's	Fitch
Aa3 or higher	AA– or higher	200 bps
A3 to A1	A– to A+	250 bps
Baa3 to Baa1	BBB– to BBB+	275 bps
Ba 1 and lower	BB+ and lower	325 bps

          With respect to Series M, T, Th, and W:

Credit Ratings
Applicable Spread
Moody's	Fitch
Aa3 or higher	AA– or higher	150 bps
A3 to A1	A– to A+	200 bps
Baa3 to Baa1	BBB– to BBB+	225 bps
Ba 1 and lower	BB+ and lower	275 bps

          For purposes of this definition, the "prevailing rating" of the Preferred Shares shall be (i) Aaa/AAA if such shares have a rating of AaaAAA by Moody's and AAA by Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies,; (ii) if not Aaa/AAA, then Aa3/AA– if such shares have a rating of Aa3AA– or better by Moody's and AA– or better by Fitch or the equivalent of such rating by such agencies or a substitute rating agency or substitute rating agencies, (iii) if not Aa3/AA– or higher, then A3/A– if such shares have a rating of A3A– or better by Moody's and A– or better by Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies, (iv) if not A3/A– or higher, then Baa3/BBB– if such shares have a rating of Baa3BBB– or better by Moody's and BBB– or better by Fitch or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies, (v) if not Baa3/BBB– or higher, then below Baa3/BBB–.

          The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount.

          (i)    "AUCTION" shall mean each periodic implementation of the Auction Procedures.

          (j)    "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the Preferred Shares so long as the Applicable Rate for such Preferred Shares is to be based on the results of an Auction.

          (k)   "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section F of Part II of Article X.

          (l)    "AUCTION DATE" with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

          (m)  "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of Article X.

          (n)   "AVAILABLE PREFERRED SHARES" shall have the meaning specified in paragraph (a) of Section C of Part II of Article X.

          (o)   "BENEFICIAL OWNER" with respect to shares of Preferred Shares, means a customer (including broker dealers that are not Broker Dealers) of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares.

          (p)   "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section A of Part II of Article X.

          (q)   "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section A of Part II of Article X; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

          (r)   "BOARD OF TRUSTEES" shall mean the Board of Trustees of the Trust or any duly authorized committee thereof.

          (s)   "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of Article X, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

          (t)    "BROKER-DEALER AGREEMENT" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of Article X.

          (u)   "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in New York, New York, are authorized or obligated by law to close.

          (v)   "CLOSING TRANSACTION" shall have the meaning specified in paragraph (a)(i)(A) of Section M of Part I of Article X.

          (w)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (x)   "COMMON SHARES" shall mean the outstanding common shares, par value $.001 per share, of the Trust.

          (y)   "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

          (z)   "DATE OF ORIGINAL ISSUE" with respect to the Preferred Shares, shall mean the date on which the Trust initially issued such shares.

          (aa) "DECLARATION OF TRUST" shall have the meaning specified on the first page.

          (bb) "DEPOSIT SECURITIES" shall mean cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or F-1 by Fitch, P-1, MIG-1 or VMIG-1 by Moody's or AAA or A-1 by S&P.

          (cc) "DISCOUNTED VALUE" as of any Valuation Date, shall mean, (i) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is not currently callable or prepayable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the Fitch Discount Factor for a Fitch Eligible Asset or Moody's Discount Factor for a

  Moody's Eligible Asset, (ii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient as calculated above or the call price, plus accrued interest or distributions, as applicable, whichever is lower, and (iii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is prepayable, the quotient as calculated above or the par value, plus accrued interest or distribution, as applicable, whichever is lower.

          (dd) "DISTRIBUTION PAYMENT DATE" with respect to the Preferred Shares, shall mean any date on which distributions are payable on the Preferred Shares pursuant to the provisions of paragraph (d) of Section B of Part I of Article X.

          (ee) "DISTRIBUTION PERIOD," with respect to the Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of a Series to but excluding the initial Distribution Payment Date for shares of such Series and thereafter any period from and including one Distribution Payment Date for shares of such Series to but excluding the next succeeding Distribution Payment Date for shares of such Series.

          (ff)  "EXISTING HOLDER," with respect to shares of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of any Series.

          (gg) "EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 45 days thereafter.

          (hh) "FAILURE TO DEPOSIT," with respect to shares of a Series, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, Eastern time, (A) on any Distribution Payment Date for shares of such Series, in funds available on such Distribution Payment Date in New York, New York, the full amount of any distribution (whether or not earned or declared) to be paid on such Distribution Payment Date on any share of such Series or (B) on any redemption date in funds available on such redemption date for shares of such series in New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after notice of redemption is mailed pursuant to paragraph (c) of Section K of Part I of Article X; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

          (ii)   "FITCH" shall mean Fitch Ratings and its successors.

          (jj)   "FITCH DISCOUNT FACTOR" means for the purposes of determining the Preferred Shares Basic Maintenance Amount, the percentage determined below:

              (i)  Common Stock and Preferred Stock of REITs and Other Real Estate Companies:

DISCOUNT FACTOR(1)
REIT or Other Real Estate Company Preferred Shares	154%
REIT or Other Real Estate Company Common Shares	196%

             (ii)  Common Stocks and Warrants: The Fitch Discount Factor applied to common stock other than REIT common stock and the common stock of other real estate companies is:

Large-cap stocks:	200%
Mid-cap stocks:	233%
Small-cap stocks:	286%
Others:	370%

    Small-cap stocks refer to stocks with a market capitalization between $300 million to $2 billion. Mid-cap stocks refer to stocks with a market capitalization between $2 billion to $10 billion. Large-cap stocks are companies having a market capitalization greater than $10 billion.

            (iii)  Preferred Stock: The Fitch Discount Factor applied to preferred stock other than REIT preferred stock and the preferred stock of other real estate companies is the percentage determined by reference to the rating in accordance with the table set forth below:

PREFERRED STOCK(1)	DISCOUNT FACTOR
AAA	130%
AA	133%
A	135%
BBB	139%
BB	154%
Not rated or below BB	161%
Investment grade Dividends Received Deduction ("DRD")	164%
Not rated or below investment grade DRD	200%

            (iv)  Corporate Debt Securities (1)(2):

MATURITY IN YEARS	AAA	AA	A	BBB	BB	B	Unrated(1)
1 or less	111%	114%	117%	120%	121%	127%	130%
2 or less (but longer than 1)	116%	123%	125%	127%	132%	137%	141%
3 or less (but longer than 2)	121%	125%	127%	131%	133%	140%	152%
4 or less (but longer than 3)	126%	126%	129%	132%	136%	144%	164%
5 or less (but longer than 4)	131%	132%	135%	139%	144%	149%	185%
7 or less (but longer than 5)	140%	143%	146%	152%	159%	167%	228%
10 or less (but longer than 7)	141%	145%	147%	153%	160%	168%	232%
12 or less (but longer than 10)	144%	147%	150%	157%	165%	174%	249%
15 or less (but longer than 12)	148%	151%	155%	163%	172%	182%	274%
Greater than 20	152%	156%	160%	169%	180%	191%	306%

(1)
If a security is unrated by Fitch, but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs should be used to determine the Fitch Discount Factor. If the security is not rated by Fitch, but has a rating from only one other NRSRO, and the security is above investment grade, the other rating will be used. If the security is not rated by Fitch, but has a rating from only one other NRSRO, and the security is below investment grade, then the security will use the percentages set forth in the unrated column above.

(2)
The Fitch Discount Factors will also apply to interest rate swaps and caps, whereby the rating on the counterparty will determine the appropriate Discount Factor to apply.

             (v)  Convertible Securities:

          The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible securities have neither (x) conversion premiums greater than 100% nor (y) a yield to maturity or yield to worst of greater than the comparable term Treasury yields plus 15 percentage points.

          The Fitch Discount Factor applied to convertible securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles, and (B) 179% for below investment grade convertibles so long as a such convertible securities do not have a yield to maturity or yield to worst of greater than comparable term Treasury yields plus 15 percentage points.

          The Fitch Discount Factor applied to convertible securities that have a yield to maturity or yield to worst of greater than the comparable term Treasury yield plus 15 percentage points is 370%.

            (vi)  U.S. Treasury Securities:

REMAINING TERM TO MATURITY	DISCOUNT FACTOR
1 year or less	101.5%
2 years or less (but longer than 1 year)	103%
3 years or less (but longer than 2 years)	105%
4 years or less (but longer than 3 years)	107%
5 years or less (but longer than 4 years)	109%
7 years or less (but longer than 5 years)	112%
10 years or less (but longer than 7 years)	114%
15 years or less (but longer than 10 years)	122%
20 years or less (but longer than 15 years)	130%
25 years or less (but longer than 20 years)	146%
30 years or less (but longer than 25 years)	154%

           (vii)  Short-Term Instruments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

          (viii)  Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities shall be the Discount Factor determined in accordance with the table above under "Corporate Debt Securities" in subsection (iv), multiplied by 110% until such securities are registered under the Securities Act of 1933, as amended from time to time.

            (ix)  Asset-backed and mortgage-backed securities: The percentage determined by reference to the asset type in accordance with the table set forth below.

Asset Type (with time remaining to maturity, if applicable)	Discount Factor
U.S. Treasury/agency securities (10 years or less)	118%
U.S. Treasury/agency securities (greater than 10 years)	127%
U.S. agency sequentials (10 years or less)	128%
U.S. agency sequentials (greater than 10 years)	142%
U.S. agency principal only securities	236%
U.S. agency interest only securities (with Market Value greater than 40% of par)	696%
U.S. agency interest only securities (with Market Value less than or equal to 40% of par)	214%
AAA LockOut securities, interest only	236%
U.S. agency planned amortization class bonds (10 years or less)	115%
U.S. agency planned amortization class bonds (greater than 10 years)	136%
AAA sequentials (10 years or less)	118%
AAA sequentials (greater than 10 years)	135%
AAA planned amortization class bonds (10 years or less)	115%
AAA planned amortization class bonds (greater than 10 years)	140%
Jumbo mortgage rated AAA(1)	123%
Jumbo mortgage rated AA(1)	130%
Jumbo mortgage rated A(1)	136%
Jumbo mortgage rated BBB(1)	159%
Commercial mortgage-backed securities rated AAA	131%
Commercial mortgage-backed securities rated AA	139%
Commercial mortgage-backed securities rated A	148%
Commercial mortgage-backed securities rated BBB	177%
Commercial mortgage-backed securities rated BB	283%
Commercial mortgage-backed securities rated B	379%
Commercial mortgage-backed securities rated CCC or not rated	950%

(1)
Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

             (x)  Futures and call options: For purposes of Preferred Shares Basic Maintenance Amount, futures held by the Trust and call options sold by the Trust shall not be included as Fitch Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of the Valuation Date. For call options purchased by the Trust, the Market Value of the call option will be included as a Fitch Eligible Asset subject to a Fitch Discount Factor mutually agreed to between the Trust and Fitch based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

            (xi)  Securities lending: The Trust may engage in securities lending in an amount not to exceed 10% of the Trust's total gross assets. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. However, the Trust may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these Bylaws. In such event, to the extent that securities lending collateral received is invested by the Trust in assets that otherwise would be Fitch Eligible Assets and the value of such assets exceeds the amount of the Trust's obligation to return the collateral on a Valuation Date, such excess amount shall be included in the calculation of Fitch Eligible Assets by applying the applicable Fitch Discount Factor to this amount and adding the product to total Fitch Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Trust's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Trust for purposes of calculating the Preferred Shares Basic Maintenance Amount. Collateral received by the Trust in a securities lending transaction and maintained by the Trust in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the Preferred Shares Basic Maintenance Amount.

           (xii)  Swaps (including Total Return Swaps and Interest Rate Swaps): Total Return and Interest Rate Swaps are subject to the following provisions:

              (a)   If the Trust has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Trust will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

              (b)   Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Trust has an outstanding liability from a swap transaction on a Valuation Date, the Trust will count such liability as an outstanding liability from the total Fitch Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

              (c)   In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding Preferred Shares.

              (d)   (1) The underlying securities subject to a credit default swap sold by the Trust will be subject to the applicable Fitch Discount Factor for each security subject to the swap; (2) If the Trust purchases a credit default swap and holds the underlying security, the Market Value of the credit default swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty risk; and (3) the Trust will not include a credit default swap as a Fitch Eligible Asset purchase by the Trust without the Trust holding the underlying security or when the Trust busy a credit default swap for a basket of securities without holding all the securities in the basket.

          (xiii)  Senior Loans: The Fitch Discount Factor applied to senior, secured floating rate Loans made to corporate and other business entities ("Senior Loans") shall be the percentage specified in the table below opposite such Fitch Loan Category:

Fitch Loan Category	Discount Factor
A	115%
B	130%
C	152%
D	370%

          Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

          (xiv)  GNMAs, FNMAs, FHLMCs, etc., MBS, asset-backed and other mortgage-backed securities:

        MBS: U.S. Government Agency (FNMA, FHLMC or GNMA) conforming mortgage-backed securities with a stated maturity of 30 years shall have a discount factor of 114% and conforming mortgage-backed securities with a stated maturity of 15 years shall have a discount factor of 111%.

        Asset-backed and other mortgage-backed securities: The percentage determined by reference to the asset type in accordance with the table set forth below.

Asset Type (with time remaining to maturity, if applicable)	Discount Factor
U.S. Treasury/agency securities (10 years or less)	118%
U.S. Treasury/agency securities (greater than 10 years)	127%
U.S. agency sequentials (10 years or less)	120%
U.S. agency sequentials (greater than 10 years)	142%
U.S. agency principal only securities	236%
U.S. agency interest only securities (with Market Value greater than 40% of par)	696%
U.S. agency interest only securities (with Market Value less than or equal to 40% of par)	271%
AAA Lock-Out securities, interest only	236%
U.S. agency planned amortization class bonds (10 years or less)	115%
U.S. agency planned amortization class bonds (greater than 10 years)	136%
AAA sequentials (10 years or less)	118%
AAA sequentials (greater than 10 years)	135%
AAA planned amortization class bonds (10 years or less)	115%
AAA planned amortization class bonds (greater than 10 years)	140%
Jumbo mortgage rated AAA(1)	123%
Jumbo mortgage rated AA(1)	130%
Jumbo mortgage rated A(1)	136%
Jumbo mortgage rated BBB(1)	159%
Commercial mortgage-backed securities rated AAA	131%
Commercial mortgage-backed securities rated AA	139%
Commercial mortgage-backed securities rated A	148%
Commercial mortgage-backed securities rated BBB	177%
Commercial mortgage-backed securities rated BB	283%
Commercial mortgage-backed securities rated B	379%
Commercial mortgage-backed securities rated CCC or not rated	950%

(1)
Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

            (xv) Closed End Registered Investment Companies: The Fitch Discount Factor applied to Closed End Registered Investment Companies is 286%.

            (xvi) Other Securities: The Fitch Discount Factor with respect to securities other than those described above including ratable securities not rated by Fitch or any other NRSRO will be the percentage provided in writing by Fitch.

          (kk) "FITCH ELIGIBLE ASSET" shall mean the following:

              (i)  Common stock, preferred stock, and any debt security of REITs and Other Real Estate Companies.

             (ii)  Municipal Obligations that interest in cash, (ii) do not have their Fitch rating, as applicable, suspended by Fitch, and (iii) are part of an issue of Municipal Obligations of at least $10,000,000. In Addition, Municipal Obligations in the Trust's portfolio must be within the following investment guidelines to be Fitch Eligible Assets.

Rating	Minimum Issue Size ($ Millions)(1)	Maximum Single Underlying Obligor Issuer (%)(2)	Maximum State Allowed (%)(2)(3)
AAA	10	100	100
AA	10	20	60
A	10	10	40
BBB	10	6	20
BB	10	4	12
B	10	3	12
CCC	10	2	12

(1)
Preferred stock has a minimum issue size of $50 million.

(2)
The referenced percentage represents maximum cumulation total for the related rating category and each lower rating category.

(3)
Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Fitch Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

For purposes of applying the foregoing requirements and applying the applicable Fitch Discount Factor, if a Municipal Obligation is not rated by Fitch but is rated by Moody's and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody's and S&P rating. If a Municipal Obligation is not rated by Fitch but is rated by Moody's or S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have such rating. Eligible Assets shall be calculated without including cash; and Municipal Obligations rated F1 by Fitch or, if not rated by Fitch, rated MIG–1, VMIG–1 or P–1 by Moody's; or, if not rated by Moody's, rated A–1+/AA or SP–1+/AA by S&P shall be considered to have a long-term rating of A. When the Trust sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Trust purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Trust upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days; otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.

  Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch (if Fitch is then rating the Preferred Shares) has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by the investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

              (iii)  U.S. Government Securities.

              (iv)  Debt securities, if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended from time to time, as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in a member of the European Union, Argentina, Australia, Brazil, Chile, Japan, Korea, and Mexico or other country if Fitch does not inform the Trust that including debt securities from such foreign country will adversely impact Fitch's rating of the Preferred Shares (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. All debt securities satisfying the foregoing requirements and restriction of this paragraph are herein referred to as "Debt Securities."

               (v)  Preferred Stocks if (1) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (2) the issuer or such a preferred stock has common stock listed on either the New York Stock Exchange, the NYSE MKT or in the over-the-counter market, and (3) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB– or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $50 million.

              (vi)  Common stocks (1)(a) which are traded on the New York Stock Exchange, the NYSE MKT or in the over-the-counter market, (b) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (c) which may be sold without restriction by the Trust; provided, however, that (i) common stock which, while a Fitch Eligible Asset owned by the Trust, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Assets until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A– by Fitch and (ii) the aggregate Market Value of the Trust's holdings of the common stock of any issuer in excess of 5% per U.S. issuer of the number of Outstanding shares time the Market Value of such common stock shall not be a Fitch's Eligible Asset; and (2) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Trust's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Trust's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Approved Foreign Nations shall not be a Fitch Eligible Asset

             (vii)  Rule 144A Securities.

            (viii)  Warrants on common stocks described in (vi) above.

              (ix)  Any common stock, preferred stock or any debt securities of REITs or real estate companies.

               (x)  Interest Rate Swaps or Interest Rate Caps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another Rating Agency, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another Rating Agency and (2) the original aggregate notional amount of the Interest Rate Swap or Interest Rate Cap transaction or transactions is not greater than the Liquidation Preference of the Preferred Shares originally issued.

              (xi)  Swaps, including Total Return Swaps entered into according to ISDA.

             (xii)  Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Trust of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the Preferred Shares

            (xiii)  Asset-backed and mortgage-backed securities.

            (xiv)  Senior loans.

             (xv)  Closed End Registered Investment Companies that (1) have an equity market capitalization greater than $100 million and (2) have an average trading volume of 50,000 shares per day.

            (xvi)  Fitch Hedging Transactions.

        Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A– by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

        Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(a) through (i)(e) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (d) Liens arising by virtue of any repurchase agreement.

        Fitch diversification limitations: portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

EQUITY SECURITIES	Maximum Single Issuer(1)
Large-cap	5%
Mid-cap	5%
Small-cap	5%

(1)
Percentages represent both a portion of the aggregate Market Value and number of outstanding shares of the common stock portfolio.

DEBT SECURITIES RATED AT LEAST(1)	Maximum Single Issuer(2)	Maximum Single Industry(2)(3)	Minimum Issue Size ($ in million)(4)
AAA	100%	100%	$100
AA–	20%	75%	$100
A–	10%	50%	$100
BBB–	6%	25%	$100
BB–	4%	16%	$50
B–	3%	12%	$50
CCC	2%	8%	$50

(1)
Not applicable to corporate debt securities of REITs, Real Estate Companies, and Lodging Companies.

(2)
Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(3)
Industries are determined according to Fitch's Industry Classifications, as defined herein.

(4)
Preferred stock has a minimum issue size of $50 million, and mortgage pass through issued by Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA") or the Government National Mortgage Association ("GNMA"), which has no minimum issue size.

        If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either rated below CCC or not rated by any Rating Agency, the Trust will treat the security as if it were "CCC" in the table above.

REIT AND OTHER REAL ESTATE COMPANY SECURITIES
5% issuer limitation (including common, preferred, debt and other securities)
CLOSED END REGISTERED INVESTMENT COMPANY SECURITIES
5% issuer limitation(1)

(1)
Percentage represents a portion of the aggregate Market Value.

           (xvii)  Unrated debt securities or preferred shares issued by an issuer which (1) has not filed for bankruptcy in the past three years; (2) is current on all interest and principal on such debt security; (3) is current on distributions on such preferred shares.

          (xviii)  Interest rate swaps or caps entered into according to International Swap Dealers Association standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F-1, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (2) the original aggregate notional amount of the interest rate swap or cap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued.

            (xix)  U.S. Treasury Securities and U.S. Treasury Strips.

             (xx)  Short-Term Money Market Instruments as long as (a) such securities are rated at least F-1 by Fitch or the equivalent by another NRSRO, (b) in the case of demand deposits, time deposits and overnight funds, the depository institution or supporting entity is rated at least A by Fitch or the equivalent by another NRSRO, (c) such securities are of 2a-7 Money Market Funds, (d) such securities are repurchase agreements or (e) in all other cases, the supporting entity (1) is rated at least A by Fitch and the security matures in one month or (2) is rated at least AA by Fitch and matures within six months.

            (xxi)  Cash (including, for this purpose, interest and dividends due on assets rated (a) BBB or higher by Fitch if the payment date is within 5 Business Days of the Valuation Date, (b) A or higher by Fitch if the payment is within thirty days of the Valuation Date (c) A+ or higher by Fitch if the payment date is within the Exposure Period; provided, however, that such interest and dividends may, at the Trust's discretion, be discounted at the same rate as the related security or on such other basis as Fitch and the Trust may agree from time to time) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.

            (ll)   "FITCH EXPOSURE PERIOD" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

            (mm)  "FITCH HEDGING TRANSACTION" shall have the meaning specified in paragraph (b)(1) of Section 13 of Part I of Article X.

            (nn) "FORWARD COMMITMENTS" shall have the meaning specified in paragraph (a)(iv) of Section M of Part I of Article X.

            (oo) "HOLDER" with respect to shares of a Series, shall mean the registered holder of such shares as the same appears on the record books of the Trust.

            (pp) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section A of Part II of Article X.

            (qq) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Trust an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

            (rr)  "INITIAL RATE PERIOD" with respect to each Series, shall be the period from and including the Date of Original Issue to but excluding the initial Distribution Payment date for such Series.

            (ss)  "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security, which is equal to the yield on an equivalent interest-bearing security.

            (tt)  "LATE CHARGE" shall have the meaning specified in subparagraph (e)(i)(B) of Section B of Part I of Article X.

            (uu) "LIBOR Dealers" means RBC Dain Rauscher Inc. and such other dealer or dealers as the Trust may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

            (vv) "LIBOR Rate" on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Distribution Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Distribution Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Trust's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Distribution Period in an amount determined by the LIBOR Dealer (after obtaining the Trust's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any substitute LIBOR Dealer or substitute LIBOR Dealers selected by the Trust to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Distribution Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

            (ww)  "LIQUIDATION PREFERENCE" with respect to a given number of Preferred Shares, means $25,000 times that number.

            (xx) "LONDON BUSINESS DAY" means any day on which commercial banks are generally open for business in London.

            (yy) "MARKET VALUE" of any asset of the Trust shall mean the market value thereof determined in accordance with the pricing procedures of the Trust.

            (zz) "MAXIMUM RATE" shall mean, with respect to Preferred Shares for any Distribution Period, the greater of (A) the Applicable Percentage of the Reference Rate or (B) the Applicable Spread plus the Reference Rate on the Auction Date. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. Generally, the applicable distribution rate for any Distribution Period for the Preferred Shares will not be more than the Maximum Rate attributable to such shares. The Maximum Rate for the Preferred Shares will depend on the credit rating assigned to such shares and on the length of the Distribution Period.

            (aaa)  "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days for the Preferred Shares.

            (bbb)  "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

            (ccc)  "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

                (i)  Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below (non convertibles).

	Moody's Rating Category
Term to Maturity of Corporate Debt Security(2)	Aaa	Aa	A	Baa	Ba	B	Unrated(1)
1 year or less	109%	112%	115%	118%	137%	150%	250%
2 years or less (but longer than 1 year)	115	118	122	125	146	160	250
3 years or less (but longer than 2 years)	120	123	127	131	153	168	250
4 years or less (but longer than 3 years)	126	129	133	138	161	176	250
5 years or less (but longer than 4 years)	132	135	139	144	168	185	250
7 years or less (but longer than 5 years)	139	143	147	152	179	197	250
10 years or less (but longer than 7 years)	145	150	155	160	189	208	250
15 years or less (but longer than 10 years)	150	155	160	165	196	216	250
20 years or less (but longer than 15 years)	150	155	160	165	196	228	250
30 years or less (but longer than 20 years)	150	155	160	165	196	229	250
Greater than 30 years	165	173	181	189	205	240	250

(1)
Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Trust's assets can be derived from other sources, securities rated below B by Moody's and unrated securities covered by this section (i), which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

(2)
The Moody's Discount Factors for debt securities shall also be applied to any derivative transaction, in which case the rating of the counterparty shall determine the appropriate rating category.

    For corporate debt securities that do not pay interest in U.S. dollars, the fund sponsor will use the applicable currency conversion rates.

    Preferred stock: The Moody's Discount Factor for taxable preferred stock shall be(1)(2):

Aaa	150%
Aa	155%
A	160%
Baa	165%
Ba	196%
B	216%
<B or Not Rated	250%
Middle Market Bank Non-cumulative perpetual preferreds	476%
Investment Grade DRD	165%
Non-Investment Grade DRD Preferred Stock	216%

(1)
Rule 144A securities' Discount Factor will be increased by an additional 20%.

(2)
For non-cumulative preferred stock, the Discount Factor should be amplified by 110%.

    Common stock

Common Stocks(1)	Large-Cap	Mid-Cap	Small-Cap
Discount Factor	200%	205%	220%

(1)
Market cap for Large-cap stocks are $10 billion and up, Mid-cap stocks range between $2 billion and $10 billion, and Small-cap stocks are $2 billion and below.

    Convertible securities: (including convertible preferred)

Delta	Investment Grade	Non-Investment Grade	Unrated
.00 - .40	Use Corporate Debt Securities Table		250%
.41 - .80	192%	226%	250%
.81 - 1.00	195%	229%	250%

    Equity—the convertibles is this group would have a delta that ranges between 1-.81. For investment grade bonds the discount factor would be 195% and for below investment grade securities the discount factor would be 229%.

    Total Return—the convertibles in this group would have a delta that ranges between .8-.41. For investment grade bonds the discount factor would be 192% and for below investment grade securities the discount factor would be 226%.

    Yield Alternative—the convertibles in this group would have a delta that ranges between .4-0. For this category the discount factors used are based on Moody's rating for corporate debt securities table.

    Any unrated convertible bonds would receive a discount factor of 250%.

    Upon conversion to common stock, the discount Factors applicable to common stock will apply.

             (ii)  Common Shares and Preferred Shares of REITs and Other Real Estate Companies:

DISCOUNT FACTOR(1)(2)(3)
Common Shares of REITs	154%
Preferred Shares of REITs
with Senior Implied or Unsecured Moody's (or Fitch) rating:	154%
without Senior Implied or Unsecured Moody's (or Fitch) rating:	208%

DISCOUNT FACTOR(1)(2)(3)
Preferred Shares of Other Real Estate Companies
with Senior Implied or Unsecured Moody's (or Fitch) rating:	208%
without Senior Implied or Unsecured Moody's (or Fitch) rating:	250%

(1)
A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification that exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2)
A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3)
A Discount Factor of 250% will be applied if the market capitalization (including common shares and preferred shares) of an issuer is below $500 million.

            (iii)  Debt Securities of REITs and Other Real Estate Companies (1):

MATURITY IN YEARS	Aaa	Aa	A	Baa	Ba	B	Unrated(2)
1 or less	109%	112%	115%	118%	137%	150%	250%
2 or less (but longer than 1)	115%	118%	122%	125%	146%	160%	250%
3 or less (but longer than 2)	120%	123%	127%	131%	153%	168%	250%
4 or less (but longer than 3)	126%	129%	133%	138%	161%	176%	250%
5 or less (but longer than 4)	132%	135%	139%	144%	168%	185%	250%
7 or less (but longer than 5)	139%	143%	147%	152%	179%	197%	250%
10 or less (but longer than 7)	145%	150%	155%	160%	189%	208%	250%
15 or less (but longer than 10)	150%	155%	160%	165%	196%	216%	250%
20 or less (but longer than 15)	150%	155%	160%	165%	196%	228%	250%
30 or less (but longer than 20)	150%	155%	160%	165%	196%	229%	250%
Greater than 30	165%	173%	181%	189%	205%	240%	250%

(1)
The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2)
Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Trust's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

            (iv)  U.S. Treasury Securities and U.S. Treasury Strips:

REMAINING TERM TO MATURITY FACTOR	U.S. TREASURY SECURITIES DISCOUNT FACTOR	U.S. TREASURY STRIPS DISCOUNT
1 year or less	107%	107%
2 years or less (but longer than 1 year)	113%	115%
3 years or less (but longer than 2 years)	118%	121%
4 years or less (but longer than 3 years)	123%	128%
5 years or less (but longer than 4 years)	128%	135%
7 years or less (but longer than 5 years)	135%	147%
10 years or less (but longer than 7 years)	141%	163%
15 years or less (but longer than 10 years)	146%	191%
20 years or less (but longer than 15 years)	154%	218%
30 years or less (but longer than 20 years)	154%	244%

             (v)  Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within 49 days of the relevant valuation date; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. The Moody's Discount Factor applied to 2a-7 Money Market Funds will be 110%. A Moody's Discount Factor of 100% will be applied to cash.

            (vi)  Closed End Registered Investment Companies: The Moody's Discount Factor applied to Closed End Registered Investment Companies are as follows:

Type of Closed End Registered Investment Company	Discount Factor
Domestic Equity Fund	275%
Covered Call Fund	285%
Real Estate Fund	355%
Taxable Bond Fund	290%

          (ddd)  "MOODY'S ELIGIBLE ASSETS" shall mean the following:

              (i)  Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P or Fitch; (C) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (D) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (E) such securities are not subject to extended settlement.

            Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Trust) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

             (ii)  Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, or NASDAQ and (D) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

            (iii)  Common stocks (i) which (A) are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in US dollars and (C) may be sold without restriction by the Corporation; provided, however, that (y) common stock which, while a Moody's Eligible Asset owned by the Corporation, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Corporation's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Corporation's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the US dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Corporation's holdings of securities denominated in currencies other than the US dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the Outstanding shares of common stock of such issuer thereof or (B) 10% of the Market Value of the Corporation's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset.

            (iv)  Common shares, preferred shares and any debt security of REITs and Real Estate Companies.

              (a)   Common shares of REITs and preferred shares and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications ("Moody's Sector Classifications") listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common shares, preferred shares, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

              (b)   Unrated debt securities or preferred securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on such debt security; (C) is current on such preferred security distributions; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate, do not exceed 10% of the discounted Moody's Eligible Assets;

             (v)  Interest rate swaps or caps entered into according to International Swap Dealers Association ("ISDA") standards if (a) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher and (b) the original aggregate notional amount of the interest rate swap or cap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap or cap transaction will be marked-to-market daily;

            (vi)  U.S. Treasury Securities and Treasury Strips;

           (vii)  Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the depository institution is rated at least A2, (C) such securities are of 2a-7 Money Market Funds, (D) such securities are repurchase agreements, or (E) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by Fitch and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and

          (viii)  Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date; provided, however, that such interest and dividends may, at the Trust's discretion, be discounted at the same rate as the related security or on such other basis as Moody's and the Trust may agree from time to time) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.

            (ix)  Closed End Registered Investment Companies.

        Additionally, in order to merit consideration as an eligible asset, securities should be issued by entities which:

  •
  Have not filed for bankruptcy within the past year

  •
  Are current on all principal and interest in their fixed income obligations

  •
  Are current on all preferred stock dividends

  •
  Possess a current, unqualified auditor's report without qualified, explanatory language.

        In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

Ratings(1)	Maximum Single Issuer(2)(3)	Maximum Single Industry(3)(4)	Minimum Issue Size ($ in million)(5)
Aaa	100%	100%	$100
Aa	20	60	100
A	10	40	100
Baa	6	20	100
Ba	4	12	50	(6)
B1 - B2	3	8	50	(6)
B3 or below	2	5	50	(6)

(1)
Refers to the preferred stock and senior debt rating of the portfolio holding.

(2)
Companies subject to common ownership of 25% or more are considered as one issuer.

(3)
Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(4)
Industries are determined according to Moody's Industry Classifications, as defined herein.

(5)
Except for preferred stock, which has a minimum issue size of $50 million.

(6)
Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.

        Equity Securities:

Industry Category	Maximum Single Issuer (%)(1)	Maximum Single Industry (%)(1)	Minimum Single State (%)(1)
Utility	4	50	7	(2)
Industrial	4	45	7
Financial	5	N/A	6
Other	6	20	N/A

          (eee)  "MOODY'S HEDGING TRANSACTION" shall have the meaning specified in paragraph (a)(i) of Section 13 of Part I of Article X.

          (fff) "MOODY'S INDUSTRY CLASSIFICATION" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

              (i)  Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, and Ammunition;

             (ii)  Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers;

            (iii)  Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables;

            (iv)  Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil;

             (v)  Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development;

            (vi)  Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulfur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating;

           (vii)  Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass;

          (viii)  Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies;

            (ix)  Diversified/Conglomerate Manufacturing;

             (x)  Diversified/Conglomerate Service;

            (xi)  Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution;

           (xii)  Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal;

          (xiii)  Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology;

          (xiv)  Finance: Investment Brokerage, Leasing, Syndication, Securities;

           (xv)  Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers;

          (xvi)  Grocery: Grocery Stores, Convenience Food Stores;

         (xvii)  Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment;

        (xviii)  Home and Office Furnishings, House wares, and Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges;

          (xix)  Hotels, Motels, Inns and Gaming;

           (xx)  Insurance: Life, Property and Casualty, Broker, Agent, Surety;

          (xxi)  Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution;

         (xxii)  Machinery (Non-Agricultural, Non-Construction, Non-Electronic): Industrial, Machine Tools, and Steam Generators;

        (xxiii)  Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing;

        (xxiv)  Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling;

          (xxv)  Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment;

        (xxvi)  Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport;

       (xxvii)  Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom;

      (xxviii)  Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular;

         (xxix)  Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes;

          (xxx)  Personal Transportation: Air, Bus, Rail, Car Rental;

         (xxxi)  Utilities: Electric, Water, Hydro Power, Gas; and

       (xxxii)  Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies.

          (ggg)  "MOODY'S REAL ESTATE INDUSTRY/PROPERTY SECTOR CLASSIFICATION" means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, "NAREIT"):

            1.     Office

            2.     Industrial

            3.     Mixed

            4.     Shopping Centers

            5.     Regional Malls

            6.     Free Standing

            7.     Apartments

            8.     Manufactured Homes

            9.     Diversified

            10.   Lodging/Resorts

            11.   Health Care

            12.   Home Financing

            13.   Commercial Financing

            14.   Self Storage

  The Trust will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody's, as necessary.

          (hhh)  "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

          (iii)  "1940 ACT CURE DATE," with respect to the failure by the Trust to maintain the 1940 Act Preferred Shares Asset Coverage (as required by Section F of Part I of Article X) as of the last Business Day of each month, shall mean the last Business Day of the following month.

          (jjj)  "1940 ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares, including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

          (kkk)  "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section K of Part I of Article X.

          (lll)  "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of a Series pursuant to subparagraph (d)(i) of Section D of Part I of Article X.

          (mmm)  "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section A of Part II of Article X.

          (nnn)  "OTHER REAL ESTATE COMPANIES" shall mean companies that generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITs.

          (ooo)  "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a Series, the number of shares theretofore issued by the Trust except, without duplication, (i) any shares of such Series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of such Series as to which the Trust or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

          (ppp)  "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

          (qqq)  "POTENTIAL BENEFICIAL OWNER," with respect to shares of a Series, shall mean a customer (including broker dealers which are not Broker Dealers) of a Broker-Dealer that is not a Beneficial Owner of shares of such Series but that wishes to purchase shares of such Series, or that is a Beneficial Owner of shares of such Series that wishes to purchase additional shares of such Series.

          (rrr) "POTENTIAL HOLDER," with respect to Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Trust) that is not an Existing Holder of Preferred Shares or that is an Existing Holder of Preferred Shares that wishes to become the Existing Holder of additional Preferred Shares.

          (sss) "PREFERRED SHARES" shall have the meaning set forth in the third paragraph of Article X.

          (ttt) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT" as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date (including Preferred Shares held by an Affiliate of the Trust but not Preferred Shares held by the Trust) multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares) plus any redemption premium applicable to Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of distributions that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Distribution Payment Dates for the Preferred Shares outstanding that follows such Valuation Date; (C) the aggregate amount of distributions that would accumulate on Preferred Shares outstanding from such first Distribution Payment Dates therefor referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Trust senior in right of payment to the Preferred Shares plus distributions accrued together with 30 days additional distributions on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less (ii) the sum of any cash plus the value of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

          (uuu)  "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section G of Part I of Article X) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

          (vvv)  "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer, Assistant Treasurer, Controller, Assistant Controller or any Senior Vice President or Vice President of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

          (www)  "PRICING SERVICE" shall mean any pricing service designated from time to time in accordance with the Trust's pricing procedures.

          (xxx)  "QUARTERLY VALUATION DATE" shall mean the last Business Day of each March, June, September and December of each year, commencing on March 31, 2004.

          (yyy)  "RATE PERIOD," with respect to shares of a Series, shall mean the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period.

          (zzz)  "RATE PERIOD DAYS," for any Rate Period or Distribution Period, means the number of days that would constitute such Rate Period or Distribution Period but for the application of paragraph (d) of Section B of Part I of Article X or paragraph (b) of Section D of Part I of Article X.

          (aaaa)  "REFERENCE BANKS" means four major banks in the London interbank market selected by RBC Dain Rauscher Inc. or its affiliates or successors or such other party as the Trust may from time to time appoint.

          (bbbb)  "REIT," or real estate investment trust, means a company dedicated to owning, operating or financing real estate.

          (cccc)  "REDEMPTION PRICE" shall mean the applicable redemption price specified in Section K of Part I of Article X.

          (dddd)  "REFERENCE RATE" shall mean, with respect to the determination of the Maximum Rate, the applicable LIBOR Rate (for a distribution period or a special distribution period of fewer than 365 days), and the applicable Treasury Index Rate (for a special distribution period of 365 days or more).

          (eeee)  "S&P" shall mean Standard & Poor's Ratings Services and its successors.

          (ffff)  "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

          (gggg)  "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section A of Part II of Article X.

          (hhhh)  "Series" shall have the meaning given in the third paragraph of Article X.

          (iiii) "Series F" shall have the meaning given in the fifth paragraph of Article X.

          (jjjj) "Series M" shall have the meaning given in the fourth paragraph of Article X.

          (kkkk)  "SERIES T" shall have the meaning given in the first paragraph of Article X.

          (llll) "SERIES Th" shall have the meaning given in the second paragraph of Article X.

          (mmmm)  "SERIES W" shall have the meaning given in the third paragraph of Article X.

          (nnnn)  "SHORT-TERM MONEY MARKET INSTRUMENTS" shall mean the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term to maturity thereof is not in excess of 180 days:

              (i)  commercial paper rated A-1 or the equivalent if such commercial paper matures in 30 days or A-1+ or the equivalent if such commercial paper matures in over 30 days;

             (ii)  demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

            (iii)  overnight funds;

            (iv)  U.S. Government Securities;

             (v)  registered investment companies that are money market funds in compliance with Rule 2a-7 under the 1940 Act ("2a-7 Money Market Funds"); and

            (vi)  overnight repurchase agreements.

          (oooo)  "SPECIAL RATE PERIOD," with respect to Preferred Shares, shall have the meaning specified in paragraph (a) of Section D of Part I of Article X.

          (pppp)  "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section K of Part I of Article X.

          (qqqq)  "SUBMISSION DEADLINE" shall mean 1:00 P.M., Eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

          (rrrr)  "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section C of Part II of Article X.

          (ssss)  "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section C of Part II of Article X.

          (tttt)  "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section C of Part II of Article X.

          (uuuu)  "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section C of Part II of Article X.

          (vvvv)  "SUBSEQUENT RATE PERIOD," with respect to Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of Preferred Shares to but excluding the next Distribution Payment Date for Preferred Shares and any period thereafter from and including one Distribution Payment Date for Preferred Shares to but excluding the next succeeding Distribution Payment Date for Preferred Shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Distribution Period thereof.

          (wwww)  "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean Credit Suisse First Boston or Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer or such other entity designated by the Trust; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

          (xxxx)  "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

          (yyyy)  "TREASURY FUTURES" shall have the meaning specified in paragraph (a)(i) of Section M of Part I of Article X.

          (zzzz)  "TREASURY INDEX RATE" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Distribution Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Distribution Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Trust by at least three recognized dealers in U.S. Government Securities selected by the Trust.

          (aaaaa)  "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

          (bbbbb)  "TREASURY NOTE RATE," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Note Rate, the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

          (ccccc)  "TRUST" shall mean the entity named on the first page, which is the issuer of the Preferred Shares.

          (ddddd)  "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities Dealer selected by the Trust as to which Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government Securities Dealer.

          (eeeee)  "U.S. TREASURY SECURITIES" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

          (fffff)  "U.S. TREASURY STRIPS" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

          (ggggg)  "VALUATION DATE" shall mean, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each month.

          (hhhhh)  "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section E of Part I of Article X.

          (iiiii)  "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section C of Part II of Article X.

PART I

        A.    NUMBER OF AUTHORIZED SHARES.    The number of authorized shares constituting Series F is 1,000, of which 400 shares will be issued on such other date as the officers of the Trust may determine. The number of authorized shares constituting Series M is 15,000, of which 900 shares will be issued on such other date as the officers of the Trust may determine. The number of authorized shares constituting Series T is 3,000, of which 2,000 shares will be issued on such other date as the officers of the Trust may determine. The number of authorized shares constituting Series Th is 7,320, of which 680 shares will be issued on such other date as the officers of the Trust may determine. The number of authorized shares constituting Series W is 8,000, of which 800 shares will be issued on such other date as the officers of the Trust may determine.

        B.    DISTRIBUTIONS.

          (a)    RANKING.    The Preferred Shares shall rank on a parity with each other and with any other series of preferred shares as to the payment of distributions by the Trust.

          (b)    CUMULATIVE CASH DISTRIBUTIONS.    The Holders of any Series shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration of Trust and applicable law, cumulative cash distributions at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section B, and no more (except to the extent set forth in Section C of this Part I), payable on the Distribution Payment Dates with respect to shares of the Series determined pursuant to paragraph (d) of this Section B. Holders of Preferred Shares shall not be entitled to any distribution, whether payable in cash, property or shares, in excess of full cumulative distributions, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section B, no additional sum of money shall be payable in respect of any such arrearage.

          (c)    DISTRIBUTIONS CUMULATIVE FROM DATE OF ORIGINAL ISSUE.    Distributions on Preferred Shares shall accumulate at the Applicable Rate from the Date of Original Issue thereof.

          (d)    DISTRIBUTION PAYMENT DATES AND ADJUSTMENT THEREOF.    Distributions on Preferred Shares shall be payable for the Initial Rate Period on a date designated by the Board of Trustees, and, if declared by the Board of Trustees (which declaration may be by a single resolution for multiple such dates), on each seventh day thereafter (or after the Distribution Payment Date with respect to an intervening Special Rate Period), with respect to the Preferred Share (each date being a "Distribution Payment Date"); provided, however, that:

              (i)  if the day on which distributions would otherwise be payable on Preferred Shares is not a Business Day, then such distributions shall be payable on such Preferred Shares on the first Business Day that falls after such day, and

             (ii)  notwithstanding this paragraph (d) of Section B, the Trust in its discretion may establish the Distribution Payment Dates in respect of any Special Rate Period of Preferred Shares consisting of more than 7 Rate Period Days, with respect to a Series; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Distribution Payment Date shall be a Business Day and (2) the last Distribution Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section D of this Part I.

          (e)    DISTRIBUTION RATES AND CALCULATION OF DISTRIBUTIONS.

            (i)    DISTRIBUTION RATES.    The distribution rate on Preferred Shares during the period from and after the Date of Original Issue of Preferred Shares to and including the last day of the Initial Rate Period of such Preferred Shares shall be equal to the rate per annum determined with respect to such Preferred Shares pursuant to a resolution of the Board of Trustees, as set forth under "Designation." The initial distribution rate on any series of preferred shares subsequently established by the Trust shall be the rate set forth in or determined in accordance with the resolutions of the Board of Trustees establishing such series. For each Subsequent Rate Period of Preferred Shares, the distribution rate on such Preferred Shares shall be equal to the rate per annum that results from an Auction for shares of the applicable Series on the Auction Date next preceding such Subsequent Rate Period (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if:

              (A)  subject to Section I of Part II, an Auction for any Subsequent Rate Period of Preferred Shares is not held for any reason other than as described below or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all Preferred Shares being the subject of Submitted Hold Orders), then the distribution rate on the shares of the applicable Series for such Subsequent Rate Period will be the Maximum Rate of such Series on the Auction Date therefor;

              (B)  any Failure to Deposit shall have occurred with respect to shares of any Series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section B and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of distributions with respect to any Distribution Period of shares of such Series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Distribution Payment Date for such Distribution Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section B (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such Series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such Series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section K of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section B (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such Series to be redeemed, then no Auction will be held, in respect of shares of such Series for the Subsequent Rate Period thereof and the distribution rate for shares of such Series for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period;

              (C)  any Failure to Deposit shall have occurred with respect to shares of any Series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section B or the Trust shall not have paid the applicable Late Charge to the Auction Agent, then no Auction will be held in respect of shares of such Series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section B and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the distribution rate for shares of such Series for each such Subsequent Rate Period for shares of such Series shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such Series, for purposes of determining such Maximum Rate, being deemed to be "Below "Baa3"/BBB–"); or

              (D)  any Failure to Deposit shall have occurred with respect to shares of any Series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, Eastern time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section B or, in the event Moody's is then rating such shares, the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 270 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), then no Auction will be held with respect to shares of such Series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section B and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the distribution rate for shares of such Series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such Series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such Series, for purposes of determining such Maximum Rate, being deemed to be "Below "Baa3"/BBB–").

            (ii)    CALCULATION OF DISTRIBUTIONS.    The amount of distributions per share payable on Preferred Shares on any date on which distributions on shares of a Series shall be payable shall be computed by multiplying the Applicable Rate for shares of such Series in effect for such Distribution Period or Distribution Periods or part thereof for which distributions have not been paid by a fraction, the numerator of which shall be the number of days in such Distribution Period or Distribution Periods or part thereof and the denominator of which shall be 360, and applying the rate obtained against $25,000.

          (f)    CURING A FAILURE TO DEPOSIT.    A Failure to Deposit with respect to Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of any Series if, within the respective time periods described in subparagraph (e)(i) of this Section B, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid distributions on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such Series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section K of Part I of Article X; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such Preferred Shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

          (g)    DISTRIBUTION PAYMENTS BY TRUST TO AUCTION AGENT.    The Trust shall pay to the Auction Agent, not later than 12:00 Noon, Eastern time, on each Distribution Payment Date for Preferred Shares, an aggregate amount of funds available in The City of New York, New York, equal to the distributions to be paid to all Holders of shares of any Series on such Distribution Payment Date.

          (h)    AUCTION AGENT AS TRUSTEE OF DISTRIBUTION PAYMENTS BY TRUST.    All moneys paid to the Auction Agent for the payment of distributions shall be held in trust for the payment of such distributions by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section B. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of distributions will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

          (i)    DISTRIBUTIONS PAID TO HOLDERS.    Each distribution on Preferred Shares shall be paid on the Distribution Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Distribution Payment Date.

          (j)    DISTRIBUTIONS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DISTRIBUTIONS.    Any distribution payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid distributions due with respect to such Preferred Shares. Distributions in arrears for any past Distribution Period may be declared and paid at any time, without reference to any regular Distribution Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

        C.    RESERVED.

        D.    DESIGNATION OF SPECIAL RATE PERIODS.

          (a)    LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD.    The Trust, at its option, may designate any succeeding Subsequent Rate Period of Preferred Shares as a special rate period consisting of a specified number of Rate Period Days, other than the number of Rate Period Days comprising a Minimum Rate Period, that is evenly divisible by seven, subject to adjustment as provided in paragraph (b) of this Section D (each such period, a "Special Rate Period"). A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section D, (B) an Auction for shares of a Series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such Series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph (c) of Section K of this Part I with respect to any shares of such Series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Trust shall notify Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) with such documents as either may request. In addition, full cumulative distributions, any amounts due with respect to mandatory redemptions and any additional distributions payable prior to such date must be paid in full or deposited with the Auction Agent. The Trust also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

          (b)    ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD.    In the event the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a (i) Wednesday that is a Business Day in case of Series T, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day in the case of Series T, (ii) Friday that is a Business Day in case of Series Th, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day in the case of Series Th or (iii) Thursday that is a Business Day in case of Series W, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day in the case of Series W.

          (c)    NOTICE OF PROPOSED SPECIAL RATE PERIOD.    If the Trust proposes to designate any succeeding Subsequent Rate Period of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this Section D, not less than 7 (or such lesser number of days as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be mailed by the Trust by first-class mail, postage prepaid, to the Holders of shares of the applicable Series. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such Series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., Eastern time, on the second Business Day next preceding such date (or by such later time or date, or both, as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

          (d)    NOTICE OF SPECIAL RATE PERIOD.    No later than 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a Series as to which notice has been given as set forth in paragraph (c) of this Section D (or such later time or date, or both, as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers), the Trust shall deliver to the Auction Agent either:

              (i)  a notice ("Notice of Special Rate Period") stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such Series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such Series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such Series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such Series shall not exist in such Auction (other than because all Outstanding shares of such Series are subject to Submitted Hold Orders), (D) the scheduled Distribution Payment Dates for shares of such Series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating the Series in question) and Fitch Eligible Assets (if Fitch is then rating the Series in question) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) if applicable, the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factors applicable to Fitch Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definitions of Moody's Discount Factor and Fitch Discount Factor herein); or

             (ii)  a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such Series and that the next succeeding Rate Period of shares of such Series shall be a Minimum Rate Period.

          (e)    FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD.    If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section D (and, in the case of the notice described in subparagraph (d)(i) of this Section D, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or Fitch is then rating the Series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section D. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section D, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section D, the Trust will provide Moody's (if Moody's is then rating the Series in question) and Fitch (if Fitch is then rating the Series in question) a copy of such notice.

        E.    VOTING RIGHTS.

          (a)    ONE VOTE PER PREFERRED SHARE.    Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each Preferred Share held by such Holder on each matter submitted to a vote of Shareholders of the Trust, and (ii) the holders of outstanding shares of preferred shares, including Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of Shareholders of the Trust held for the election of Trustees, the holders of outstanding shares of preferred shares, including Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of the Trust, to elect two Trustees of the Trust (regardless of the total number of Trustees serving on the Trust's Board of Trustees), each share of preferred shares, including each Preferred Share, entitling the holder thereof to one vote; provided, further, that if the Board of Trustees shall be divided into one or more classes, the Board of Trustees shall determine to which class or classes the Trustees elected by the holders of preferred shares, including Preferred Shares, shall be assigned and such holders of preferred shares shall only be entitled to elect the Trustees so designated as being elected by such holders of preferred shares when their term shall have expired; provided, finally, that such Trustees appointed by the holders of preferred shares, including Preferred Shares, shall be allocated as evenly as possible among the classes of Trustees. Subject to paragraph (b) of this Section E, the holders of outstanding Common Shares and preferred shares, including Preferred Shares, voting together as a single class, shall elect the balance of the Trustees.

          (b)    VOTING FOR ADDITIONAL TRUSTEES.

            (i)    VOTING PERIOD.    Except as otherwise provided in the Declaration of Trust or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of preferred shares, including Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the Trust), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

              (A)  if at the close of business on any distribution payment date accumulated distributions (whether or not earned or declared) on any outstanding preferred shares, including Preferred Shares, equal to at least two full years' distributions shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated distributions; or

              (B)  if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Trust.

            Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

            (ii)    NOTICE OF SPECIAL MEETING.    As soon as practicable after the accrual of any right of the holders of preferred shares, including Preferred Shares, to elect additional Trustees as described in subparagraph (b)(i) of this Section E, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such registered holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the registered holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed or on such other date as the Trust and the Auction Agent may agree. At any such special meeting and at each meeting of holders of preferred shares, including Preferred Shares, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of the Trust), shall be entitled to elect the number of Trustees prescribed in subparagraph (b)(i) of this Section E on a one-vote-per-share basis.

            (iii)    TERMS OF OFFICE OF EXISTING TRUSTEES.    The terms of office of all persons who are Trustees of the Trust at the time of a special meeting of Holders and holders of other shares of preferred shares of the Trust to elect Trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Trustees elected by the Holders and such other holders of preferred shares of the Trust and the remaining incumbent Trustees elected by the holders of the Common Shares and preferred shares, including Preferred Shares, shall constitute the duly elected Trustees of the Trust.

            (iv)    TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD.    Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders and holders of other preferred shares of the Trust pursuant to subparagraph (b)(i) of this Section E shall terminate, the remaining Trustees shall constitute the Trustees of the Trust and the voting rights of the Holders and such other holders to elect additional Trustees pursuant to subparagraph (b)(i) of this Section E shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section E.

          (c)    HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS.

            (i)    INCREASES IN CAPITALIZATION.    So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of distributions or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any Series

    (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section M of this Part I, the Board of Trustees, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Trust may from time to time issue additional shares of Preferred Shares, or classes or series of preferred shares ranking on a parity with Preferred Shares with respect to the payment of distributions and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust; provided, however, that if Moody's and Fitch (or other NRSRO) is not then rating the Preferred Shares, the aggregate liquidation preference of all Preferred Shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid distributions, may not exceed $200,000,000) or (b) amend, alter or repeal the provisions of the Declaration of Trust, or these Bylaws, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division or split of a Preferred Share will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Preferred Shares with respect to the payment of distributions and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating Preferred Shares and such issuance would, at the time thereof, cause the Trust not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

            (ii)    1940 ACT MATTERS.    Unless a higher percentage is provided for in the Declaration of Trust, (A) the affirmative vote of the Holders a "majority of the outstanding" (as such term is defined in the 1940 Act) preferred shares of the Trust, including Preferred Shares, voting as a separate class, shall be required to approve (A) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (B) any action requiring a vote of security holders of the Trust under Section 13(a) of the 1940 Act. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

          (d)    BOARD MAY TAKE ACTIONS WITHOUT SHAREHOLDER APPROVAL.    The Board of Trustees may, without the vote or consent of the Holders of the Preferred Shares, or any other shareholder of the Trust, from time to time amend, alter or repeal any or all of the definitions of the terms listed herein, or any provision of the Bylaws viewed by Moody's or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof, provided the Board of Trustees receives confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that any such amendment, alteration or repeal would not impair the ratings then assigned to the Preferred

  Shares by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares).

          In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of preferred shares, including Preferred Shares, or any other shareholder of the Trust, and without receiving any confirmation from any rating agency, after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would meet the Preferred Shares Basic Maintenance Amount Test.

          (e)    RELATIVE RIGHTS AND PREFERENCES.    Unless otherwise required by law or provided elsewhere in the Declaration of Trust, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

          (f)    NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING.    The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

          (g)    VOTING FOR TRUSTEES SOLE REMEDY FOR TRUST'S FAILURE TO PAY DISTRIBUTIONS.    In the event that the Trust fails to pay any distributions on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Trustees pursuant to the provisions of this Section E.

          (h)    HOLDERS ENTITLED TO VOTE.    For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by these Bylaws, by the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote Preferred Shares and no Preferred Shares shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section K of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Shares held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

          F.    1940 ACT PREFERRED SHARES ASSET COVERAGE.    The Trust shall maintain, as of the last Business Day of each month in which any share of a series of Preferred Shares is outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that the redemption pursuant to Section K(b) of this Part I shall be the sole remedy in the event the Trust fails to do so.

          G.    PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

            (a)   So long as Preferred Shares are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares); provided, however, that the redemption pursuant to Section K(b) of this Part I shall be the sole remedy in the event the Trust fails to do so.

            (b)   On or before 5:00 P.M., Eastern time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), in each case on or before the seventh Business Day after the last Business Day of each month. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

            (c)   Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section G relating to a Quarterly Valuation Date that is also an Annual Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Trust during the quarter ending on such Annual Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Trust correctly determined in accordance with these Bylaws whether the Trust had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) that, in such Report (and in such randomly selected Report), the Trust determined whether the Trust had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these Bylaws, with respect to the Fitch ratings on Real Estate Securities, the issuer name and issue size and coupon rate listed in such Report, verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (iv) with respect to the Moody's ratings on Real Estate Securities, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, that the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vi) with respect to such confirmation to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that the Trust has satisfied the requirements of Section M of this Part I with respect to portfolio holdings as of the date of such Report (such confirmation is herein called the "Auditor's Confirmation"); provided, however, that the

    Independent Accountant may base the conclusions related to (ii) through (vi) above on a sample of at least 25 securities (or such other number of securities as the Independent Accountant and Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) may agree from time to time).

            (d)   Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section G relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) an Auditor's Confirmation as to such Preferred Shares Basic Maintenance Report.

            (e)   If any Auditor's Confirmation delivered pursuant to paragraph (c) or (d) of this Section G shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Auditor's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) or Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), as the case may be, of the Trust was determined by the Independent Accountant, then in the absence of manifest error the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) promptly following receipt by the Trust of such Auditor's Confirmation.

            (f)    On or before 5:00 p.m., Eastern time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Trust shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.

            (g)   On or before 5:00 p.m., Eastern time, on the seventh Business Day after either (i) the Trust shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Fitch Eligible Assets or the Discounted Value of Moody's Eligible Assets to the Preferred Shares Basic Maintenance Amount on any valuation date is less than or equal to 105% or (iii) whenever requested by Moody's or Fitch, the Trust shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such request.

        H.    RESERVED.

        I.     RESTRICTIONS ON DISTRIBUTIONS AND OTHER DISTRIBUTIONS.

          (a)    DISTRIBUTIONS ON SHARES OTHER THAN PREFERRED SHARES.    Except as set forth in the next sentence, no distributions shall be declared or paid or set apart for payment on the shares of any class or series of shares of the Trust ranking, as to the payment of distributions, on a parity with Preferred Shares for any period unless full cumulative distributions have been or contemporaneously are declared and paid on the Preferred Shares through its most recent Distribution Payment Date. When distributions are not paid in full upon the Preferred Shares through its most recent Distribution Payment Date or upon the shares of any other class or series of shares of the Trust ranking on a parity as to the payment of distributions with Preferred

  Shares through their most recent respective distribution payment dates, all distributions declared upon Preferred Shares and any other such class or series of shares ranking on a parity as to the payment of distributions with Preferred Shares shall be declared pro rata so that the amount of distributions declared per share on Preferred Shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated distributions per share on the Preferred Shares and such other class or series of shares bear to each other (for purposes of this sentence, the amount of distributions declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Distribution Periods during which distributions were not paid in full).

          (b)    DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT.    The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

          (c)    OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.    For so long as any Preferred Shares are outstanding, and except as set forth in paragraph (a) of this Section I and paragraph (c) of Section L of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or other distributions, including the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative distributions on Preferred Shares through its most recently ended Distribution Period shall have been paid or shall have been declared and sufficient funds for the payment thereof are reasonably expected by the Trust to be available for payment on the date payment is due to the Auction Agent and (ii) the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to Preferred Shares as to the payment of dividends or other distributions, including the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

        J.     RESERVED.

        K.    REDEMPTION.

          (a)    OPTIONAL REDEMPTION.

              (i)  Subject to the provisions of subparagraph (v) of this paragraph (a), Preferred Shares may be redeemed, at the option of the Trust, as a whole or from time to time in part, on the second Business Day preceding any Distribution Payment Date for shares of a Series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) Preferred Shares are redeemable by the Trust during the Initial Rate Period only on the second Business Day next preceding the last Distribution Payment Date for such Initial Rate Period; and (2) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such Series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

             (ii)  A Notice of Special Rate Period relating to Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trust's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of a Series, determines that such Special Redemption Provisions are in the best interest of the Trust.

            (iii)  If fewer than all of the outstanding Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of the applicable Series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders or by such other method that the Board of Trustees deems fair and equitable.

            (iv)  Subject to the provisions of subparagraph (v) of this paragraph (a), Preferred Shares may be redeemed, at the option of the Trust, as a whole but not in part, out of funds legally available therefor, on the first day following any Distribution Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of the applicable Series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

             (v)  The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section K in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equal the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Trust shall not be required to have available Deposit Securities as described in clause (a) of this subparagraph (v) in respect of a redemption of any Preferred Shares, as a whole or in part, contemplated to be effected pursuant to paragraph 11(a) where such redemption is subject to the issuance of shares of any other series of preferred shares or debt or other leverage of the Trust. For purposes of determining in clause (b) of the second preceding sentence whether the Discounted Value of Moody's Eligible Assets and Fitch Eligible Assets each at least equal the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, the Moody's Discount Factor applicable to Moody's Eligible Assets and the Fitch Discount Factor applicable to Fitch Discount Assets shall be determined by reference, if applicable, to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor and Fitch Discount Factor herein.

          (b)    MANDATORY REDEMPTION.    The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid distributions thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the Preferred Shares, if the Trust fails to have either Moody's Eligible Assets with a Discounted Value or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, or fails to maintain the 1940 Act Preferred Shares Asset Coverage and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having both Moody's Eligible Assets with a Discounted Value and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred shares the redemption or retirement of which would have had such result, all Preferred Shares and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration of Trust and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares (and, then, pro rata among the Preferred Shares) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days (or such lesser number of days as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers) nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of Preferred Shares and other preferred shares that are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of Preferred Shares to be redeemed shall be redeemed pro rata from the Holders of Preferred Shares in proportion to the number of Preferred Shares held by such Holders or by such other method that the Board of Trustees deems fair and equitable.

          (c)    NOTICE OF REDEMPTION.    If the Trust shall determine or be required to redeem Preferred Shares pursuant to paragraph (a) or (b) of this Section K, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the Preferred Shares to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Board of Trustees. Such Notice of Redemption shall be so mailed not less than 20 (or such lesser number of days as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed; (iii) the CUSIP number for the shares of the applicable Series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section K under which such redemption is made. If fewer than all Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such Series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section K that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

          (d)    NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES.    Notwithstanding the provisions of paragraphs (a) or (b) of this Section K, if any distributions on Preferred Shares (whether or not earned or declared) are in arrears, no Preferred Shares shall be redeemed unless all outstanding shares of the applicable Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such Series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such Series.

          (e)    ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION.    To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration of Trust and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, distributions may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

          (f)    AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY TRUST.    All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

          (g)    SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING.    Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section K, upon the deposit with the Auction Agent (on the Business Day fixed for redemption thereby, in funds available on that Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, distributions on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section B of this Part I and in Section C of this Part I. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of Preferred Shares so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.

          (h)    COMPLIANCE WITH APPLICABLE LAW.    In effecting any redemption pursuant to this Section K, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Maryland law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Maryland law.

          (i)    ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED.    In the case of any redemption pursuant to this Section K, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

          (j)    MODIFICATION OF REDEMPTION PROCEDURES.    Notwithstanding any of the foregoing provisions of this Section K, the Trust may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any holder of Preferred Shares, and (ii) the Trust receives notice from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody's and Fitch to the Preferred Shares.

          (k)    PURCHASE OR OTHER ACQUISITION OF PREFERRED SHARES OUTSIDE OF AN AUCTION.    Except for the provisions described above, nothing contained in these Bylaws limits any right of the Trust to purchase or otherwise acquire any Preferred Shares outside of an

  Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of distributions on, or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Trust meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by the Trust shall have no voting rights. If fewer than all the Outstanding Preferred Shares are redeemed or otherwise acquired by the Trust, the Trust shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

        L.    LIQUIDATION RIGHTS.

          (a)    RANKING.    The Preferred Shares shall rank on a parity with each other and with shares of any other series of preferred shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

          (b)    DISTRIBUTIONS UPON LIQUIDATION.    Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its Shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all distributions thereon (whether or not earned or declared but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

          (c)    PRO RATA DISTRIBUTIONS.    In the event the assets of the Trust available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section L, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

          (d)    RIGHTS OF JUNIOR SHARES.    Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section L, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

          (e)    CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION.    Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any corporation nor the merger or consolidation of any corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section L.

        M.    FUTURES AND OPTIONS TRANSACTIONS; FORWARD COMMITMENTS.

          (a)   If Moody's is rating any Preferred Shares, then:

              (i)  For so long as any Preferred Shares are rated by Moody's, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Moody's, except that the Trust may purchase or sell exchange-traded futures contracts based on the NAREIT Index (the "Real Estate Index") or United States Treasury Bonds, Bills or Notes ("Treasury Futures"), and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

              (A)  the Trust will not engage in any Moody's Hedging Transaction based on the Real Estate Index (other than transactions which terminate a futures contract or option held by the Trust by the Trust's taking an opposite position thereto ("Closing Transactions")) which would cause the Trust at the time of such transaction to own or have sold outstanding futures contracts based on the Real Estate Index exceeding in number 10% of the average number of daily traded futures contracts based on the Real Estate Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

              (B)  the Trust will not engage in any Moody's Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold (i) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Trust and rated at least Aa by Moody's (or, if not rated by Moody's, rated AAA by S&P), or (ii) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 40% of the aggregate Market Value of all securities of REITs and Other Real Estate Companies constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's, rated A or AA by S&P) (for purpose of the foregoing clauses (I) and (II), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);

              (C)  the Trust will engage in Closing Transactions to close out any outstanding futures contract based on the Real Estate Index if the amount of open interest in the Real Estate Index as reported by The Wall Street Journal is less than 100; and

              (D)  the Trust will not enter into an option on futures transaction unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

             (ii)  For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance

    Amount, the Discounted Value of Moody's Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

              (A)  assets subject to call options written by the Trust which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of: (i) Discounted Value and (ii) the exercise price of the call option written by the Trust;

              (B)  assets subject to call options written by the Trust not meeting the requirements of clause (A) of this sentence shall have no value;

              (C)  assets subject to put options written by the Trust shall be valued at the lesser of: (i) the exercise price and (ii) the Discounted Value of the subject security.

            (iii)  For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Trust:

              (A)  10% of the exercise price of a written call option;

              (B)  the exercise price of any written put option;

              (C)  where the Trust is the seller under a futures contract, 10% of the settlement price of the futures contract;

              (D)  where the Trust is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;

              (E)  the settlement price of the underlying futures contract if the Trust writes put options on a futures contract and does not own the underlying contract; and

              (F)  105% of the Market Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.

            (iv)  For so long as any Preferred Shares are rated by Moody's, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under Section M(a)(ii) of this Part I), except that the Trust may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitation:

              (A)  the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or MIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

              (B)  the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

            For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance

    Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

          (b)   If Fitch is rating any Preferred Shares, then:

              (i)  For so long as any Preferred Shares are rated by Fitch, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives confirmation from Fitch that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Fitch, except that the Trust may purchase or sell exchange-traded futures contracts based on the Real Estate Index or Treasury Futures, and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Fitch Hedging Transactions"), subject to the following limitations:

              (A)  the Trust will not engage in any Fitch Hedging Transaction based on the Real Estate Index (other than Closing Transactions) which would cause the Trust at the time of such transactions to own or have sold outstanding futures contracts based on the Real Estate Index exceeding in number 10% of the average number of daily traded futures contracts based on the Real Estate Index in the 30 days preceding the time of effecting such transaction (as reported by The Wall Street Journal);

              (B)  the Trust will not engage in any Fitch Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold (i) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 20% of the aggregate Market Value of Fitch Eligible Assets owned by the Trust and rated at least AA by Fitch (or, if not rated by Fitch, rated at least Aa by Moody's; or, if not rated by Moody's, rated at least AA by S&P), or (ii) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Real Estate Securities constituting Fitch Eligible Assets owned by the Trust (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least BBB by Fitch (or, if not rated by Fitch, rated at least Baa by Moody's, or, if not rated by Moody's, rated at least A by S&P) (for purposes of the foregoing clauses (i) and (ii), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);

              (C)  the Trust will engage in Closing Transactions to close any outstanding futures contract based on the Real Estate Index if the amount of open interest in the Real Estate Index as reported by The Wall Street Journal is less than 100; and

              (D)  the Trust will not enter into an option on future transaction unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

             (ii)  For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Fitch Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

              (A)  assets subject to call options written by the Trust which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of: (i) Discounted Value and (ii) the exercise price of the call option written by the Trust;

              (B)  assets subject to call options written by the Trust not meeting the requirements of clause (A) of this sentence shall have no value;

              (C)  assets subject to put options written by the Trust shall be valued at the lesser of: (i) the exercise price and (ii) the Discounted Value of the subject security.

            (iii)  For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Fitch Eligible Assets held by the Trust:

              (A)  10% of the exercise price of a written call option;

              (B)  the exercise price of any written put option;

              (C)  where the Trust is the seller under a futures contract, 10% of the settlement price of the futures contract;

              (D)  where the Trust is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;

              (E)  the settlement price of the underlying futures contract if the Trust writes put options on a futures contract and does not own the underlying contract; and

              (F)  105% of the Market Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.

            (iv)  For so long as any Preferred Shares are rated by Fitch, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Fitch Hedging Transactions that are permitted under Section M(b)(ii) of this Part I), except that the Trust may enter into Forward Commitments, subject to the following limitation:

              (A)  the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated F-1 by Fitch (or, if not rated by Fitch, rated P-1, MTG-1 or MIG-1 by Moody's) and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

              (B)  the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

            For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

          (c)   For so long as any Preferred Shares are outstanding and Moody's or Fitch or both is rating such shares, the Trust will not, unless it has received confirmation from Moody's or Fitch or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

              (i)  borrow money, except that the Trust may, without obtaining the confirmation described above, borrow money for the purpose of clearing securities transactions if

              (A)  the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and

              (B)  such borrowing (i) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (ii) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5% of the value of the total assets of the Trust at the time of the borrowing (for purposes of the foregoing, "temporary purposes" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed);

             (ii)  except as provided in Section E of this Part I, issue additional Preferred Shares or any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or other distributions, including the distribution of assets upon dissolution, liquidation or winding up of the Trust, or reissue any Preferred Shares previously purchased or redeemed by the Trust;

            (iii)  engage in any short sales of securities;

            (iv)  lend securities;

             (v)  merge or consolidate into or with any other corporation or entity;

            (vi)  for purposes of valuation of Moody's Eligible Assets: (A) if the Trust writes a call option, the underlying asset will be valued as follows:(1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of a Series, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Trust writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Trust buys have no value. For so long as any Series is rated by Moody's: (A) the Trust will not engage in options transactions for leveraging or speculative purposes; (B) the Trust will not write or sell any anticipatory contracts pursuant to which the Trust hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Trust will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Trust would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (D) the Trust will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Trust would continue to be in compliance with the provisions relating to the Preferred Shares Basic Maintenance Amount; (E) for purposes of the Preferred Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Trust will write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating any series of Preferred Shares); (G) where delivery may be made to the Trust with any of a class of securities, the Trust will assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Trust will not engage in forward contracts; and (I) there will be a quarterly audit made of the Trust's options transactions by the Trust's independent auditors to confirm that the Trust is in compliance with these standards;

           (vii)  change a pricing service (which has been designated by management or the Board of Trustees); and

          (viii)  enter into reverse repurchase agreements.

        In the event any Preferred Shares are outstanding and another nationally-recognized statistical rating organization is rating such shares in addition to or in lieu of Moody's or Fitch, the Trust shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.

        N.    MISCELLANEOUS.

          (a)    AMENDMENT OF BYLAWS TO ADD ADDITIONAL SERIES.    Subject to the provisions of paragraph (c) of Section J of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by these Bylaws or required by applicable law), approving an annex hereto, (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of these Bylaws without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a Series (and terms relating thereto) to the Series and Preferred Shares described herein. Each such additional series and all such additional shares shall be governed by the terms of these Bylaws.

          (b)    NO FRACTIONAL SHARES.    No fractional Preferred Shares shall be issued.

          (c)    STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE TRUST.    Preferred Shares that are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued Preferred Shares.

          (d)    BOARD MAY RESOLVE AMBIGUITIES.    To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of these Bylaws to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend these Bylaws with respect to Preferred Shares prior to the issuance of shares of any series of Preferred Shares.

          (e)    HEADINGS NOT DETERMINATIVE.    The headings contained in these Bylaws are for convenience of reference only and shall not affect the meaning or interpretation of these Bylaws.

          (f)    NOTICES.    All notices or communications, unless otherwise specified in these Bylaws, shall be sufficiently given if in writing and delivered in person or by facsimile or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section N shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these Bylaws or by the Maryland General Corporation Law for notices of shareholders' meetings.

          (g)    EXEMPTION FROM OWNERSHIP RESTRICTIONS.    Pursuant to Article V, Sections 2.7(a)-(b) of the Declaration of Trust, for any Person who holds Preferred Shares, the share ownership restrictions contained in Article V, Sections 2.1(a)(i)-(ii) of the Declaration of Trust shall be computed as though all Preferred Shares were not issued and outstanding.

PART II

        A.    ORDERS.

          (a)   Prior to the Submission Deadline on each Auction Date for Preferred Shares:

              (i)  each Beneficial Owner of shares of a Series may submit to its Broker-Dealer by telephone or otherwise information as to:

              (A)  the number of Outstanding shares, if any, of such Series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such Series for the next succeeding Rate Period of such series;

              (B)  the number of Outstanding shares, if any, of such Series of Preferred Shares held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such Series for the next succeeding Rate Period of shares of such Series shall be less than the rate per annum specified by such Beneficial Owner; and/or

              (C)  the number of Outstanding shares, if any, of such Series of Preferred Shares held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such Series for the next succeeding Rate Period of shares of such Series; and

             (ii)  one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of a Series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such Series for the next succeeding Rate Period of shares of such Series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

        For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

          (b)

              (i)  A Bid by a Beneficial Owner or an Existing Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

              (A)  the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for shares of such Series determined on such Auction Date shall be less than the rate specified therein;

              (B)  such number or a lesser number of Outstanding shares of the Series to be determined as set forth in clause (iv) of paragraph (a) of Section D of this Part II if the Applicable Rate for shares of such Series determined on such Auction Date shall be equal to the rate specified therein; or

              (C)  the number of Outstanding shares of the Series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such Series, or such number or a lesser number of Outstanding shares of such Series to be determined as set forth in clause (iii) of paragraph (b) of Section D of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such Series and Sufficient Clearing Bids for shares of such Series do not exist.

             (ii)  A Sell Order by a Beneficial Owner or an Existing Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

              (A)  the number of Outstanding shares of the Series specified in such Sell Order; or

              (B)  such number or a lesser number of Outstanding shares of the Series as set forth in clause (iii) of paragraph (b) of Section D of this Part II if Sufficient Clearing Bids for shares of such Series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a Series shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section B of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section G of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

            (iii)  A Bid by a Potential Beneficial Holder or a Potential Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

              (A)  the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for shares of such Series determined on such Auction Date shall be higher than the rate specified therein; or

              (B)  such number or a lesser number of Outstanding shares of the Series as set forth in clause (v) of paragraph (a) of Section D of this Part II if the Applicable Rate for shares of such Series determined on such Auction Date shall be equal to the rate specified therein.

          (c)   No Order for any number of Preferred Shares other than whole shares shall be valid.

        B.    SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

          (a)   Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

              (i)  the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

             (ii)  the aggregate number of shares of the applicable Series that are the subject of such Order;

            (iii)  to the extent that such Bidder is an Existing Holder of shares of the applicable Series:

              (A)  the number of shares, if any, of such Series subject to any Hold Order of such Existing Holder;

              (B)  the number of shares, if any, of such Series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

              (C)  the number of shares, if any, of such Series subject to any Sell Order of such Existing Holder; and

            (iv)  to the extent such Bidder is a Potential Holder of shares of the applicable Series, the rate and number of shares of such Series specified in such Potential Holder's Bid.

          (b)   If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

          (c)   If an Order or Orders covering all of the Outstanding Preferred Shares held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of the applicable Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of the Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of the Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

          (d)   If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

              (i)  all Hold Orders for shares of the applicable Series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such Series held by such Existing Holder, and if the number of shares of such Series subject to such Hold Orders exceeds the number of Outstanding shares of such Series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such Series held by such Existing Holder;

             (ii)  (A) any Bid for shares of such Series shall be considered valid up to and including the excess of the number of Outstanding shares of such Series held by such Existing Holder over the number of shares of such Series subject to any Hold Orders referred to in clause (i) above;

              (B)  subject to subclause (A), if more than one Bid of an Existing Holder for shares of such Series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such Series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such Series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of the Series equal to such excess;

              (C)  subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such Series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

              (D)  in any such event, the number, if any, of such Outstanding shares of such Series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such Series by or on behalf of a Potential Holder at the rate therein specified; and

            (iii)  all Sell Orders for shares of such Series shall be considered valid up to and including the excess of the number of Outstanding shares of such Series held by such Existing Holder over the sum of shares of such Series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

          (e)   If more than one Bid for one or more Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

          (f)    Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

        C.    DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

          (a)   Not earlier than the Submission Deadline on each Auction Date for Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of the applicable Series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such Series:

              (i)  the excess of the number of Outstanding Preferred Shares of such Series over the number of Outstanding shares of such Series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such Series);

             (ii)  from the Submitted Orders for shares of such Series whether:

              (A)  the number of Outstanding shares of such Series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such Series exceeds or is equal to the sum of:

              (B)  the number of Outstanding shares of such Series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such Series; and

              (C)  the number of Outstanding shares of such Series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such Series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such Series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such Series); and

            (iii)  if Sufficient Clearing Bids for shares of such Series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such Series) which if:

              (A)  (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such Series that are subject to such Submitted Bids; and

              (B)  (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

    would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such Series which, when added to the number of Outstanding shares of such Series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such Series.

          (b)   Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section C, the Auction Agent shall advise the Trust of the Maximum Rate for Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of the applicable Series for the next succeeding Rate Period thereof as follows:

              (i)  if Sufficient Clearing Bids for shares of such Series exist, the Applicable Rate for all shares of the Series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such Series so determined;

             (ii)  if Sufficient Clearing Bids for shares of such Series do not exist (other than because all of the Outstanding shares of such Series are subject to Submitted Hold Orders), the Applicable Rate for all shares of such Series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such Series; or

            (iii)  if all of the Outstanding shares of such Series are subject to Submitted Hold Orders, the Applicable Rate for all shares of such Series for the next succeeding Rate Period thereof shall be the All Hold Rate.

        D.    ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.    Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section C of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

          (a)   If Sufficient Clearing Bids for Preferred Shares have been made, all Submitted Sell Orders with respect to shares of the applicable Series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section D, Submitted Bids with respect to shares of such Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such Series shall be rejected:

              (i)  Existing Holders' Submitted Bids for shares of such Series specifying any rate that is higher than the Winning Bid Rate for shares of such Series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

             (ii)  Existing Holders' Submitted Bids for shares of such Series specifying any rate that is lower than the Winning Bid Rate for shares of such Series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

            (iii)  Potential Holders' Submitted Bids for shares of such Series specifying any rate that is lower than the Winning Bid Rate for shares of such Series shall be accepted;

            (iv)  each Existing Holder's Submitted Bid for shares of such Series specifying a rate that is equal to the Winning Bid Rate for shares of the Series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of the Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such Series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of

    Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such Series; and

             (v)  each Potential Holder's Submitted Bid for shares of such Series specifying a rate that is equal to the Winning Bid Rate for shares of such Series shall be accepted but only in an amount equal to the number of shares of the Series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such Series.

          (b)   If Sufficient Clearing Bids for shares of a Series have not been made (other than because all of the Outstanding shares of such Series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section D, Submitted Orders for shares of such Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such Series shall be rejected:

              (i)  Existing Holders' Submitted Bids for shares of such Series specifying any rate that is equal to or lower than the Maximum Rate for shares of such Series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

             (ii)  Potential Holders' Submitted Bids for shares of such Series specifying any rate that is equal to or lower than the Maximum Rate for shares of such Series shall be accepted; and

            (iii)  Each Existing Holder's Submitted Bid for shares of such Series specifying any rate that is higher than the Maximum Rate for shares of the Series and the Submitted Sell Orders for shares of such Series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such Series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such Series obtained by multiplying the number of shares of such Series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such Series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of the Series subject to all such Submitted Bids and Submitted Sell Orders.

          (c)   If all of the Outstanding Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such Series shall be rejected.

          (d)   If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section D, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Preferred Share on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such Series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

          (e)   If, as a result of the procedures described in clause (v) of paragraph (a) of this Section D, any Potential Holder would be entitled or required to purchase less than a whole share of a Series on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such Series for purchase among Potential Holders so that only whole Preferred Shares of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such Series on such Auction Date.

          (f)    Based on the results of each Auction for Preferred Shares, the Auction Agent shall determine the aggregate number of shares of the applicable Series to be purchased and the aggregate number of shares of such Series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such Series.

          Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of the applicable Series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

          (g)   Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares or to pay for Preferred Shares sold or purchased pursuant to the Auction Procedures or otherwise.

        E.    RESERVED.

        F.    AUCTION AGENT.

        For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates (which however, may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. Eastern time on the Business Day preceding an Auction for shares of a series of Preferred Shares and 9:30 a.m. Eastern time on the Auction Date for such Auction to ascertain the number of shares in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of the applicable Series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such Series, submit Orders in such Auction in respect of shares of such Series covering in the aggregate more than the number of shares of such Series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

        G.    TRANSFER OF PREFERRED SHARES.

        Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer, provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section G if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

        H.    GLOBAL CERTIFICATE.

        Prior to the commencement of a Voting Period, (i) all of the Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of Preferred Shares shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

        I.    FORCE MAJEURE.

          (a)   Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Distribution Period shall be the Auction Rate determined on the previous Auction Date.

          (b)   Notwithstanding anything else set forth herein, if a Distribution Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the distribution payable on such date cannot be paid for any such reason, then:

              (i)  the Distribution Payment Date for the affected Distribution Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the distribution to be paid using their reasonable best efforts;

             (ii)  the affected Distribution Period shall end on the day it would have ended had such event not occurred and the Distribution Payment Date had remained the scheduled date; and

            (iii)  the next Distribution Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Distribution Payment Date remained the scheduled date.

PRELIMINARY PROXY MATERIAL—SUBJECT TO COMPLETION

 *** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on [•], 2017.

RMR REAL ESTATE INCOME FUND	Meeting Information Meeting Type: Annual Meeting For holders as of: February 17, 2017 Date: [•], 2017 Time: 9:30 A.M. Location: Two Newton Place 255 Washington St., Suite 100 Newton, MA 02458
You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

M99520-P72457

PRELIMINARY PROXY MATERIAL—SUBJECT TO COMPLETION

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT                                                                     ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow                XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                                                                                1) BY INTERNET:                        www.proxyvote.com

                                                                                                2) BY TELEPHONE:           1-800-579-1639

                                                                                                3) BY E-MAIL*:                                   sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow        XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before [•], 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote by Telephone: To vote by telephone, read the Proxy Statement and have the proxy card below at hand.  Call 1-800-690-6903.  Follow the instructions.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

M99521-P72457

PRELIMINARY PROXY MATERIAL—SUBJECT TO COMPLETION

Voting Items

RMR REAL ESTATE INCOME FUND

The Board of Trustees recommends you vote FOR the following proposals:

1.              To elect one Class I Trustee to our Board (Common Shares and Preferred Shares, voting together as a single class):

                        Nominee:

                        1a.    John L. Harrington

2.              To approve an Agreement and Plan of Redomestication that provides for the reorganization of the Fund from a Delaware statutory trust to a Maryland statutory trust (the “Redomestication”), and related Redomestication (Common Shares and Preferred Shares, voting together as a single class); and

3.              In their discretion, the proxy holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Annual Meeting or at any adjournments, postponements or delays thereof.

M99522-P72457

PRELIMINARY PROXY MATERIAL—SUBJECT TO COMPLETION

Voting Instructions PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)       Read the Proxy Statement and have the proxy card below at hand.

2)       Go to website www.proxyvote.com

3)       Follow the instructions provided on the website.

To vote by Telephone

1)       Read the Proxy Statement and have the proxy card below at hand.

2)       Call 1-800-690-6903

3)       Follow the instructions.

To vote by Mail

1)       Read the Proxy Statement.

2)       Check the appropriate boxes on the proxy card below.

3)       Sign and date the proxy card.

4)       Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M99638-P72624	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

RMR REAL ESTATE INCOME FUND The Board of Trustees recommends you vote FOR the following proposals:				For	Against	Abstain
1. To elect one Class I Trustee to our Board (Common Shares and Preferred Shares, voting together as a single class): Nominee: 1a. John L. Harrington				☐	☐	☐

2.                 To approve an Agreement and Plan of Redomestication that provides for the reorganization of the Fund from a Delaware statutory trust to a Maryland statutory trust (the “Redomestication”), and related Redomestication (Common Shares and Preferred Shares, voting together as a single class).

				☐	☐	☐

3.                 In their discretion, the proxy holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Annual Meeting or at any adjournments, postponements or delays thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE NOMINEE FOR TRUSTEE IN PROPOSAL 1 AND “FOR” PROPOSAL 2. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

THE VALIDITY OF THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THIS PROXY DOES NOT REVOKE ANY PRIOR POWERS OF ATTORNEY GIVEN BY THE UNDERSIGNED EXCEPT AS IT RELATES TO A PRIOR PROXY CONCERNING THIS ANNUAL MEETING.

Please be sure to sign and date this Proxy.

NOTE: Please sign exactly as your name(s) appears(s) on the proxy. If held in joint tenancy, all persons should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by authorized officer indicating title. If a partnership, please sign in partnership name by authorized person indicating title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

PRELIMINARY PROXY MATERIAL—SUBJECT TO COMPLETION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and Annual Report are available at www.proxyvote.com.

M99639-P72624

Proxy

RMR Real Estate Income Fund

For the Annual Meeting of Shareholders

To be Held on [•],[•], 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF RMR REAL ESTATE INCOME FUND

The undersigned shareholder of RMR Real Estate Income Fund (the “Fund”), a Delaware statutory trust, hereby appoints Barry M. Portnoy, Jennifer B. Clark and Mark L. Kleifges, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on [•],[•], 2017, at 9:30 a.m. (Eastern time) (the “Annual Meeting”), and any adjournments, postponements or delays thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying proxy statement, each of which is incorporated herein by reference, as well as the Notice Regarding Internet Availability of Proxy Materials, and revokes any proxy heretofore given with respect to the Annual Meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE FUND’S NOMINEE FOR TRUSTEE IN PROPOSAL 1 AND “FOR” PROPOSAL 2. THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

SEE REVERSE FOR VOTING INSTRUCTIONS.